Registration Nos:     33-45117
                                                                        811-6529
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933            [  X  ]

         Pre-Effective Amendment No.                               [     ]
                                     ------

         Post-Effective Amendment No.   13                         [  X  ]
                                     ------

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940    [  X  ]

         Amendment No.   15                                        [  X  ]
                       ------

                                COLONIAL TRUST VI
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

                One Financial Center, Boston, Massachusetts 02111
                -------------------------------------------------
                    (Address of Principal Executive Offices)

                                 (617) 426-3750
                                 --------------
              (Registrant's Telephone Number, including Area Code)

Name and Address of Agent for Service:            Copy to:
-------------------------------------             -------

Michael H. Koonce, Esquire                  John M. Loder, Esquire
Colonial Management Associates, Inc.        Ropes & Gray
One Financial Center                        One International Place
Boston, Massachusetts  02111                Boston, Massachusetts 02110-2624


It is proposed that this filing will become effective (check appropriate box):

[      ]           immediately upon filing pursuant to paragraph (b).

[  X   ]           on October 27, 1997 pursuant to paragraph (b).

[      ]           60 days after filing pursuant to paragraph (a)(1).

[      ]           on [date] pursuant to paragraph (a)(1) of Rule 485.

[      ]           75 days after filing pursuant to paragraph (a)(2).

[      ]           on [date] pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[      ]           this post-effective amendment designates a new effective
                   date for a previously filed post-effective amendment.

                                COLONIAL TRUST VI

Cross Reference Sheet (Colonial U.S. Stock Fund, formerly Colonial U.S. Fund for Growth)

Item Number of Form N-1A             Location or Caption in Prospectus

Part A

   1.                                Cover Page

   2.                                Summary of Expenses

   3.                                The Fund's Financial History

   4. Organization and History; How the Fund Pursues its Objective and Certain Risk Factors; The Fund's Investment Objective

   5.                                Cover Page; How the Fund is
                                     Managed; Organization and
                                     History; The Fund's Investment
                                     Objective

   6.                                Organization and History;
                                     Distributions and Taxes; How to
                                     Buy Shares

   7.                                How to Buy Shares; How the Fund
                                     Values its Shares; 12b-1 Plans;
                                     Back Cover

   8.                                How to Sell Shares; How to
                                     Exchange Shares; Telephone
                                     Transactions

   9.                                Not Applicable

October 27, 1997                                                SF-01/300E-1097



COLONIAL U.S. STOCK FUND


PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial U.S. Stock Fund (Fund), a diversified portfolio of Colonial Trust VI (Trust), an open-end management investment company, seeks long-term growth by investing primarily in large capitalization equities.

The Fund is managed by the Adviser, an investment adviser since 1931.


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the October 27, 1997 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.



The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."



Contents                                                              Page
Summary of Expenses
The Fund's Financial History
The Fund's Investment Objective
How the Fund Pursues its Objective and
  Certain Risk Factors
How the Fund Measures its Performance
How the Fund is Managed
How the Fund Values its Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone Transactions
12b-1 Plan
Organization and History


-----------------------------------  -----------------------------------

      NOT FDIC-INSURED                    MAY LOSE VALUE
                                          NO BANK GUARANTEE

-----------------------------------  -----------------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and annual expenses for an investment in the Class A, Class B and Class C shares of the Fund. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses(1)(2)

                                                Class A    Class B     Class C
Maximum Initial Sales Charge
  Imposed on a Purchase
  (as a % of offering price)(3)                 5.75%      0.00%(5)    0.00%(5)
Maximum Contingent Deferred Sales Charge
  (as a % of offering price)(3)                 1.00%(4)   5.00%       1.00%



(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."

(2) Redemption proceeds exceeding $1,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3)  Does not apply to reinvested distributions.

(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

(5) Because of the 0.75% distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

Annual Operating Expenses (as a % of average net assets)

                                             Class A    Class B     Class C
Management fee                                0.80%      0.80%       0.80%
12b-1 fees                                    0.25       1.00        1.00
Other expenses                                0.40       0.40        0.40
                                              ----       ----        ----
Total operating expenses                      1.45%      2.20%       2.20%
                                              ====       ====        ====

Total expenses, excluding brokerage, interest, taxes, 12b-1 distribution and service fees and extraordinary expenses, are, until further notice, voluntarily limited by the Adviser to 1.25% of average net assets.


Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each of the Class A, Class B and Class C shares of the Fund for the periods specified, assuming a 5% annual return, and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:



                                 Class A         Class B           Class C
Period:                                       (6)      (7)      (6)       (7)
1 year                            $ 71      $ 72     $ 22      $ 32     $ 22
3 years                            101        99       69        69(9)    69
5 years                            132       138      118       118      118
10 years                           221       234(8)   234(8)    253      253


(6)  Assumes redemption at period end.

(7)  Assumes no redemption.

(8) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.

(9) Class C shares do not incur a contingent deferred sale charge on redemptions made after one year.

THE FUND'S FINANCIAL HISTORY (a)

The following financial highlights for a share outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional Information. The following data reflects, in part, performance of the Fund while its portfolio was being managed by a former sub-adviser, using different investment policies than are now in effect, whose services were terminated on November 15, 1996. The results shown do not necessarily represent the results that would have been achieved under the Fund's current investment approach.

                                                                                           Class A
                                                                   ----------------------------------------------------------------
                                                                                        Year ended June 30
                                                                   ----------------------------------------------------------------
                                                                        1997          1996          1995        1994     1993(g)
                                                                        ----          ----          ----        ----     -------
Net asset value - Beginning of period                                $14.470        $13.260       $11.460     $11.820    $10.000
                                                                     -------        -------       -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                                       0.099          0.121         0.165       0.142      0.103(e)
Net realized and unrealized gain (a)                                   4.314          2.292         2.530      (0.119)     1.784
                                                                     -------         ------        ------      ------     ------
    Total from Investment Operations                                   4.413          2.413         2.695       0.023      1.887
                                                                     -------         ------        ------      ------     ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                            (0.072)        (0.118)       (0.160)     (0.138)    (0.067)
In excess of net investment income                                    (0.011)            --            --          --         --
From net realized gains                                               (1.250)        (1.085)       (0.735)     (0.245)        --
                                                                     -------        -------       -------     -------    -------
   Total Distributions Declared
      to Shareholders                                                 (1.333)        (1.203)       (0.895)     (0.383)    (0.067)
                                                                     -------        -------       -------     -------    -------
Net asset value - End of period                                      $17.550        $14.470       $13.260     $11.460    $11.820
                                                                     =======        =======       =======     =======    =======
Total return(b)                                                       32.13%         18.85%        24.84%       0.05%     18.90%(f)
                                                                     =======        =======       =======     =======    =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                                               1.45%(c)       1.45%(c)      1.46%       1.49%      1.50%
Fees waived by the Adviser                                               --             --            --          --       0.01%
Net investment income                                                  0.65%(c)       0.87%(c)      1.37%       1.19%      0.93%
Portfolio turnover                                                       83%            89%           84%        117%        98%
Average commission rate (d)                                         $ 0.0370       $ 0.0461           --          --          --
Net assets at end of period (000)                                   $215,680       $168,554      $124,171    $97,180     $44,009


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(e) Net of fees and expenses waived or borne by the Adviser which amounted to $0.001 and $0.001, respectively.

(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

THE FUND'S FINANCIAL HISTORY (CONT'D)(a)


                                                                   Class B                              Class C(c)
                                          -----------------------------------------------------------------------------------------
                                                               Year ended June 30                     Year ended June 30
                                          -----------------------------------------------------------------------------------------
                                            1997       1996         1995       1994       1993         1997      1996      1995
                                            ----       ----         ----       ----      -------       ----      ----      ----
Net asset value - Beginning of period      $14.360    $13.180      $11.400    $11.770   $10.000      $14.410   $13.240    $11.460
                                           --------   -------      -------    -------   -------      -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                   (0.015)     0.017        0.075     0.053     0.020(d)     (0.015)    0.016      0.074
Net realized and unrealized
  gain (loss) (a)                            4.275      2.265        2.513     (0.122)     1.763       4.295     2.268      2.534
                                           --------    -------     -------    -------    -------      ------    ------    -------
    Total from Investment Operations         4.260      2.282        2.588     (0.069)     1.783       4.280     2.284      2.608
                                           --------    -------     -------    -------    -------      ------    ------    -------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income                      --     (0.017)      (0.073)    (0.056)   (0.013)          --    (0.029)     (0.093)
From net realized gains                     (1.250)    (1.085)      (0.735)    (0.245)       --       (1.250)   (1.085)     (0.735)
                                           --------    -------      -------   -------    ------      -------   -------     -------
   Total Distributions Declared
      to Shareholders                       (1.250)    (1.102)      (0.808)    (0.301)   (0.013)      (1.250)   (1.114)     (0.828)
                                           --------   -------       -------   -------   -------      -------   -------     -------
Net asset value - End of period            $17.370    $14.360      $13.180    $11.400   $11.770      $17.440   $14.410     $13.240
                                           ========   =======      ========   =======   ========     ========  =======     =======
Total return(e)                              31.21%    17.91%       23.94%    (0.71)%     17.84% (f)   31.24%   17.84%      24.01%
                                           ========   =======      =======    =======   ========       ======   ======     =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                      2.20%(b)   2.20%(b)     2.21%      2.24%     2.25%        2.20%(b) 2.20%(b)    2.21%
Fees waived by the Adviser                       --         --           --        --      0.01%          --       --           --
Net investment income                       (0.10)%(b)   0.12%(b)     0.62%      0.44%     0.18%      (0.10)%(b) 0.12%(b)    0.62%
Portfolio turnover                              83%        89%          84%       117%       98%          83%      89%         84%
Average Commission rate (g)                 $0.0370    $0.0461          ---        --        --       $0.0370  $0.0461          --
Net assets at end of period (000)          $411,670   $306,718     $218,201   $150,121   $89,737      $11,553   $8,458      $3,028

(a) Per share data was calculated using average shares outstanding during the period.

(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(c) Class C shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.

(d) Net of fees and expenses waived or borne by the Adviser which amounted to $0.001.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) For fiscal years beginning on or after September1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth by investing primarily in large capitalization equities.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK
FACTORS

The Fund normally invests at least 65% of its total assets in common stock of U.S. companies with equity market capitalizations at the time of purchase in excess of $3 billion. Up to 35% of total assets may be invested in common stock of U.S. companies with equity market capitalizations at the time of purchase between $1 billion and $3 billion. Up to 10% of total assets may be invested in sponsored and unsponsored American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities (ADRs)). Up to 10% of total assets may be invested in any combination of (i) convertible debt securities (i.e., debt securities that are convertible into common stock at the holder's option), (ii) other corporate debt securities rated investment grade by at least two nationally recognized rating agencies, and (iii) debt securities issued or guaranteed by the U.S. government or its agencies. Such investments will be made when the Adviser believes equity values are high relative to debt securities. The Fund will not concentrate more than 25% of its total assets in any one industry.



Equity Securities Generally. Equity securities generally include common and preferred stock, warrants (rights) to purchase such stock, debt securities convertible into such stock and sponsored and unsponsored ADRs. The Fund will purchase equity securities that the Adviser believes have superior earnings and value characteristics selected from a universe which meets certain guidelines for liquidity and available investment information. Quantitative standards, designed to identify above average intrinsic value relative to price and favorable earnings trends, are used as the core of the process. Fundamental company analysis is then used to select securities.



Debt Securities Generally. The Fund may invest in investment grade corporate debt securities and debt securities issued or guaranteed by the U.S. government or its agencies. The market values of U.S. government securities and corporate debt securities generally will fluctuate inversely with changes in interest rates.



U.S. Government Securities. U.S. government securities in which a Fund may invest consist of (i) U.S. treasury obligations; (ii) obligations issued or guaranteed by U.S. government agencies and instrumentalities (agencies) which are supported by: (a) the full faith and credit of the U.S. government, (b) the right of the issuing agency to borrow under a line of credit with the U.S. treasury, (c) the discretionary power of the U.S. government to purchase obligations of the agency or (d) the credit of the agency. Agency securities include securities commonly referred to as mortgage-backed securities, the principal and interest on which are paid from principal and interest payments made on pools of mortgage loans. These include securities commonly referred to as "pass-throughs," "collateralized mortgage obligations" (CMOs), and "real

                                       7
estate mortgage investment conduits" (REMICs).



Mortgage-Backed Securities. Mortgage-backed securities, including CMOs and REMICs, evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Fund will not invest in the Residual class. Principal on mortgage-backed securities, CMOs or REMICs, may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's maturity) and decrease as interest rates rise (effectively lengthening the security's maturity). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. The Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Foreign Investments. Investments in sponsored and unsponsored ADRs have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of such securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with such securities include the possibility of unfavorable currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. See "Foreign Securities" in the Statement of Additional Information for more information about investments in ADRs.





Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian, and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its rights

                                       8
to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.


Securities Loans. The Fund may lend securities to certain institutions (that the Adviser considers qualified) to increase income. The loans will not exceed 30% of total assets. Securities lending involves the risk of loss to the Fund if the borrower defaults. The Fund will place cash or liquid securities having a value at least equal to the amount of collateral received on the loan in a segregated account with its custodian.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund will notify investors in connection with any material change in the Fund's investment objective. If there is a change in the investment objective or investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective or investment policies. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares, and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.

Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent twelve months' distributions by the maximum offering price of that Class at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Liberty Financial Services, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial

                                       9
Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.



The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund pays the Adviser 0.80% of the Fund's average daily net assets.



Mark Stoeckle, Vice President of the Adviser, has managed or co-managed the Fund since November 1996. Prior to joining the Adviser in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co. Inc.



The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses. Commencing in October 1997, the fee for such transfer agency and shareholder services will be reduced monthly through September 1998 until the fee reaches 0.236%.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

The Adviser may use the services of AlphaTrade Inc., its registered broker-dealer subsidiary, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Trustees and Investment Company Act Rule 17e-1.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All

                                       10
other securities and assets are valued at their fair value following procedures adopted by the Trustees.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income at least semiannually and any net realized gain, at least annually.



Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.

Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.


The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B and Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.



The Fund also offers Class Z shares, which are offered through a separate Prospectus only to (i) certain institutions (including certain insurance companies and banks investing for their own account, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million in the Fund and (ii) the Adviser and its affiliates.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                                     Initial Sales Charge
                                            -----------------------------------
                                                                     Retained
                                                                   by Financial
                                                                     Service
                                                    as % of           Firm
                                            -------------------      as % of
                                             Amount   Offering      Offering
 Amount Purchased                           Invested   Price         Price

 Less than $50,000                           6.10%      5.75%         5.00%
 $50,000 to less than
     $100,000                                4.71%      4.50%         3.75%
 $100,000 to less
     than $250,000                           3.63%      3.50%         2.75%
 $250,000 to less
     than $500,000                           2.56%      2.50%         2.00%

 $500,000 to less
     than $1,000,000                         2.04%      2.00%         1.75%
 $1,000,000 or
     more                                    0.00%      0.00%         0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

      Amount Purchased                                Commission

      First $3,000,000                                  1.00%
      Next $2,000,000                                   0.50%
      Over $5,000,000                                   0.25%(1)

(1)   Paid over 12 months but only to the extent the shares remain outstanding.


In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by an investor. If a purchase results in an account having a value from $1 million to $5 million, then the shares purchased will be subject to a 1.00% contingent deferred sales charge payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.


Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

                                         Contingent Deferred
      Years After Purchase                  Sales Charge

                0-1                            5.00%
                1-2                            4.00%
                2-3                            3.00%
                3-4                            3.00%
                4-5                            2.00%
                5-6                            1.00%
            More than 6                        0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.


Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.



The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually, commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated by the Distributor at any time.

General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first unless the shareholder instructs otherwise. See the Statement of Additional Information for more information.



Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.

Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. The programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is ceived in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. dditional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent, and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Adviser, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Generally, such exchanges must be between the same classes of shares. Consult your financial service firm or the transfer agent for information regarding what funds are available. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.
                                       14

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "round-trip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLAN


Under a 12b-1 Plan, the Fund pays the Distributor monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to its Class A, Class B and Class C shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because the Class B and Class C shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation
                                       15

to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1991. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA 02111-2621


Distributor
Liberty Financial Investments, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624

Custodian
(Effective December 1997)
The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, NY 11245

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624

Your financial service firm is:

Printed in U.S.A.


October 27, 1997


COLONIAL U.S. STOCK FUND

PROSPECTUS

Colonial U.S. Stock Fund seeks long-term growth by investing primarily in large capitalization equities.

For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the October 27, 1997 Statement of Additional Information.


----------------------------------- --------------------------------

       NOT FDIC-INSURED                   MAY LOSE VALUE
                                          NO BANK GUARANTEE

----------------------------------- --------------------------------

Colonial Mutual Funds
Please send your completed application to:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, Massachusetts 02105-1722

New A, B & C Shares Account Application/Revision to Existing Account

To open a new account, complete sections 1, 2, 3, & 7.

To apply for special services for a new or existing account, complete sections 4, 5, 6, or 8 as appropriate.

___ Please check here if this is a revision.

1-----------Account ownership--------------
Please choose one of the following.

__Individual: Print your name, Social Security #, U.S. citizen status.

__Joint Tenant: Print all names, the Social Security # for the first person, and his/her U.S. citizen status.

__Uniform Gift to Minors: Names of custodian and minor, minor's Social Security
                          #, minor's U.S. citizen status.

__Corporation, Association, Partnership: Include full name, Taxpayer I.D. #.

__Trust: Name of trustee, trust title & date, and trust's Taxpayer I.D. #.

______________________________________
Name of account owner

______________________________________
Name of joint account owner

______________________________________
Street address

______________________________________
Street address

______________________________________
City, State, and Zip

______________________________________
Daytime phone number

______________________________________
Social Security  # or Taxpayer I.D. #

Are you a U.S. citizen? ___Yes    ___No

______________________________________
If no, country of permanent residence


______________________________________
Account Owner's date of birth

______________________________________
Account number (if existing account)

2 -----Colonial fund(s) you are purchasing--------
Your investment will be made in Class A shares if no class is indicated. Certificates are not available for Class B or C shares. If no distribution option is selected, distributions will be reinvested in additional fund shares. Please consult your financial adviser to determine which class of shares best suits your needs.

Fund                    Fund                    Fund

________________        ___________________     _____________________
Name of Fund            Name of Fund            Name of Fund

$_______________        $__________________     $____________________
Amount                   Amount                  Amount

Class
___ A Shares ___ B Shares (less than $250,000) ___ C Shares (less than
                          $1,000,000, available on certain funds after July 1, 1997; see prospectus)

___ D Shares (less than $500,000, available on certain funds; see prospectus)


Method of Payment Choose one

___Check payable to the Fund       ___Bank wired on   ____/____/____ (Date)
                                      Wire/Trade confirmation #_____________

Ways to receive your distributions

Choose one (If none chosen, dividends and capital gains will be reinvested) Distributions of $10.00 or less will automatically be reinvested in additional fund shares.


___Reinvest dividends and capital gains

___Dividends and capital gains in cash

___Dividends in cash; reinvest capital gains

___Automatic Dividend Diversification See section 5A, inside

___Direct Deposit via Colonial Cash Connection Complete Bank information in section 4B. I understand that my bank must be a member of the Automated Clearing House System.


3---Your signature & taxpayer I.D. number certification----

Each person signing on behalf of an entity represents that his/her actions are authorized. I have received and read each appropriate fund prospectus and understand that its terms are incorporated by reference into this application. I understand that this application is subject to acceptance. I understand that certain redemptions may be subject to a contingent deferred sales charge. It is agreed that the fund, all Colonial companies and their officers, directors, agents, and employees will not be liable for any loss, liability, damage, or expense for relying upon this application or any instruction believed genuine.

I certify, under penalties of perjury, that:

1.  The Social Security # or Taxpayer  I.D. # provided is correct.

You must cross out Item 2a, b or c below only if you have been notified by the Internal Revenue Service (IRS) that you are currently subject to back-up withholding because of under-reporting interest or dividends on you tax return.

2. I am not subject to back-up withholding because: (a) I am exempt from back-up withholding, or (b) I have not been notified by the IRS that I am subject to back-up withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to back-up withholding.

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholdings.

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

X______________________________________________
 Signature

_______________________________________________
Capacity, if applicable       Date

4--------Ways to withdraw from your fund-------

It may take up to 30 days to activate the following features. Complete only the sections that apply to the features you would like.

A. Systematic Withdrawal Plan (SWP)
You can receive monthly, quarterly, or semiannual checks from your account in any amount you select, with certain limitations. Your redemption checks can be sent to you at the address of record for your account, to your bank account, or to another person you choose. The value of the shares in your account must be at least $5,000 and you must reinvest all of your distributions. Checks will be processed on the 10th calendar day of the month or the preceding business day if the 10th falls on a non-business day. If you receive your SWP payment via electronic funds transfer (EFT), you may request it to be processed any day of the month. Withdrawals in excess of 12% annually of your current account value will not be accepted. Redemptions made in addition to SWP payments may be subject to a contingent deferred sales charge for Class B or C shares. Please consult your financial or tax adviser before electing this option.

Funds for withdrawal:

___________________
 Name of fund

Withdrawal amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day, if indicating EFT, month).

___________________
 Name of fund

Withdrawal Amount
Redeem shares from account as follows:
Dollar amount of payment $___________
or
Total annual %_________

Frequency  (choose one)
__Monthly           __Quarterly         __Semiannually

I would like payments to begin _____/_____ (day,if indicating EFT, month).


Payment instructions
Send the payment to (choose one):
__My address of record.
__My bank account via EFT. Please complete the Bank Information section below.
  All EFT transactions will be made two business days after the processing date. Your bank must be a member of the Automated Clearing House System.
__The payee listed at right. If more than one payee, provide the name, address, payment amount, and frequency for other payees (maximum of 5) on a separate sheet. If you are adding this service to an existing account, please sign below and have your signature(s) guaranteed.

______________________________________________
Name of payee

______________________________________________
Address of payee

______________________________________________
City

______________________________________________
State                    Zip

______________________________________________
Payee's bank account number, if applicable


B.  Telephone withdrawal pptions
All telephone transaction calls are recorded. These options are not available for retirement accounts. Please sign below and have your signature(s) guaranteed.

1.  Fast Cash
You are automatically eligible for this service. You or your financial adviser can withdraw up to $50,000 from your account and have it sent to your address of record. For your protection, this service is only available on accounts that have not had an address change within 30 days of the redemption request.

2.  Telephone Redemption
__I would like the Telephone Redemption privilege either by federal fund wire or EFT. Telephone redemptions over $500 will be sent via federal fund wire, usually on the next business day ($7.50 will be deducted). Redemptions of $500 or less will be sent by check to your designated bank.

3.  On-Demand EFT Redemption
__I would like the On-Demand EFT Redemption Privilege. Proceeds paid via EFT will be credited to your bank account two business days after the process date. You or your financial adviser may withdraw shares from your fund account by telephone and send your money to your bank account. If you are adding this service to an existing account, complete the Bank Information section below and have all shareholder signatures guaranteed.

Colonial's and the Fund's liability is limited when following telephone instructions; a shareholder may suffer a loss from an unauthorized transaction reasonably believed by Colonial to have been authorized.

Bank Information (For Sections A and B Above)
I authorize deposits to the following bank account:

____________________________________________________________
Bank name           City           Bank account number

____________________________________________________________
Bank street address State     Zip  Bank routing # (your bank
                                   can provide this)

X__________________________________
Signature of account owner(s)

X__________________________________
Signature of account owner(s)              Place signature guarantee here.

5-----Ways to make additional investments--------

These services involve continuous investments regardless of varying share prices. Please consider your ability to continue purchases through periods of price fluctuations. Dollar cost averaging does not assure a profit or protect against loss in declining markets.

A. Automatic Dividend Diversification
Please diversify my portfolio by investing distributions from one fund into another Colonial fund. These investments will be made in the same share class and without sales charges. Accounts must be identically registered. I have carefully read the prospectus for the fund(s) listed below.

____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


____________________________
From fund

____________________________
Account number (if existing)

____________________________
To fund

____________________________
Account number (if existing)


B. Automated Dollar Cost Averaging
This program allows you to automatically have money from any Colonial fund in which you have a balance of at least $5,000 exchanged into the same share class of up to four other identically registered Colonial accounts, on a monthly basis. The minimum amount for each exchange is $100. Please complete the section below.

____________________________________
Fund from which shares will be sold

$_________________________
 Amount to redeem monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly

____________________________________
Fund to invest shares in

$_________________________
 Amount to invest monthly


C. Fundamatic/On-Demand EFT Purchase
Fundamatic automatically transfers the specified amount from your bank checking account to your Colonial fund account on a regular basis. The On-Demand EFT Purchase program moves money from your bank checking account to your Colonial fund account by electronic funds transfer based on your telephone request. You will receive the applicable price two business days after the receipt of your request. Your bank needs to be a member of the Automated Clearing House System. Please attach a blank check marked "VOID." (Deposit slips are not a substitution). Also, complete the section below. Please allow 3 weeks for Colonial to establish these services with your bank.

____________________________________
Fund name

_________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start


___________________________________
Fund name

________________________________
Account number

$_____________________        _________________
Amount to transfer            Month to start

__On-Demand Purchase (will be automatically established if you choose
  Fundamatic)
__Fundamatic Frequency
__Monthly or   __Quarterly

Check one:

__EFT- Choose any day of the month_____________________
__Paper Draft-Choose either the:
__5th day of the month
__20th day of the month

Authorization to honor checks drawn by Colonial Investors Service Center, Inc. Do Not Detach. Make sure all depositors on the bank account sign to the far right. Please attach a blank check marked "VOID" here. (Deposit slips are not a substitution). See reverse for bank instructions.

I authorize Colonial to draw on my bank account, by check or electronic funds transfer, for an investment in a Colonial fund. Colonial and my bank are not liable for any loss arising from delays or dishonored draws. If a draw is not honored, I understand that notice may not be given and Colonial may reverse the purchase and charge my account $15.

______________________________________
Bank name

______________________________________
Bank street address

______________________________________
Bank street address

______________________________________
City            State          Zip

______________________________________
Bank account number

______________________________________
Bank routing #

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

X_____________________________________
 Depositor's Signature(s)
 Exactly as appears on bank records

6------------Ways to reduce your sales charges------------
These services can help you reduce your sales charge while increasing your share balance over the long term.

A. Right of Accumulation
If you, your spouse or your children own any other shares in other
Colonial funds, you may be eligible for a reduced sales charge. The combined value of your accounts must be $50,000 or more. Class A shares of money market funds are not eligible unless purchased by exchange from another Colonial fund.

The sales charge for your purchase will be based on the sum of the purchase(s) added to the value of all shares in other Colonial funds at the previous day's public offering price.

__Please link the accounts listed below for Right of Accumulation privileges, so that this and future purchases will receive any discount for which they are eligible.

_____________________________________
Name on account

_____________________________________
Account number

_____________________________________
Name on account

_____________________________________
Account number

B. Statement of Intent
If you agree in advance to invest at least $50,000 within 13 months, you'll pay a lower sales charge on every dollar you invest. If you sign a Statement of Intent within 90 days after you establish your account, you can receive a retroactive discount on prior investments. The amount required to receive a discount varies by fund; see the sales charge table in the "How to Buy Shares" section of your fund prospectus.

__I want to reduce my sales charge.
I agree to invest $ _______________ over a 13-month period starting ______/______/ 19______ (not more than 90 days prior to this application). I understand an additional sales charge must be paid if I do not complete this Statement of Intent.

7-------------Financial service firm---------------------
To be completed by a Representative of your financial service firm.

This application is submitted in accordance with our selling agreement with Colonial Investment Services, Inc. (CISI), the Fund's prospectus, and this application. We will notify CISI, Inc., of any purchase made under a Statement of Intent, Right of Accumulation, or Sponsored Arrangement. We guarantee the signatures on this application and the legal capacity of the signers.

_____________________________________
Representative's name

_____________________________________
Representative's number

_____________________________________
Representative's phone number

_____________________________________
Account # for client at financial
 service firm

_____________________________________
Branch office address

_____________________________________
City

_____________________________________
State               Zip

_____________________________________
Branch office number

_____________________________________
Name of financial service firm

_____________________________________
Main office address

_____________________________________
Main office address

_____________________________________
City

_____________________________________
State               Zip


X____________________________________
 Authorized signature

8----------Request for a combined quarterly statement mailing----------- Colonial can mail all of your quarterly statements in one envelope. This option simplifies your record keeping and helps reduce fund expenses.

__I want to receive a combined quarterly mailing for all my accounts. Please indicate account numbers or tax I.D. numbers of accounts to be linked.

________________________________________________________________________

Fundamatic (See reverse side)
Applications must be received before the start date for processing.

This program's deposit privilege can be revoked by Colonial without prior notice if any check is not paid upon presentation. Colonial has no obligation to notify the shareholder of non-payment of any draw. This program may be discontinued by Colonial by written notice at least 30 business days prior to the due date of any draw or by the shareholder at any time.

To the Bank Named on the Reverse Side:

Your depositor has authorized Colonial Investors Service Center, Inc. to collect amounts due under an investment program from his/her personal checking account. When you pay and charge the draws to the account of your depositor executing the authorization payable to the order of Colonial Investors
Service Center, Inc., Colonial Investment Services, Inc., hereby indemnifies and holds you harmless from any loss (including reasonable expenses) you may suffer from honoring such draw, except any losses due to your payment of any draw against insufficient funds.

SH-823D-0697 (6/97)



                                COLONIAL TRUST VI

                              Cross Reference Sheet

(Colonial U.S. Stock Fund Class Z, formerly Colonial U.S. Fund for Growth
Class Z)

Item Number of Form N-1A            Location or Caption in Prospectus

Part A

   1.                               Cover Page

   2.                               Summary of Expenses

   3.                               The Fund's Financial History

   4. Organization and History; How the Fund Pursues its Objective and Certain Risk Factors; The Fund's Investment Objective

   5.                               Cover Page; How the Fund is
                                    Managed;  Organization and
                                    History; The Fund's  Investment
                                    Objective

   6.                               Organization and History;
                                    Distributions  and Taxes; How to
                                    Buy Shares

   7.                               How to Buy Shares; How the Fund
                                    Values its  Shares; 12b-1 Plans;
                                    Back Cover

   8.                               How to Sell Shares; How to
                                    Exchange  Shares; Telephone
                                    Transactions

   9.                               Not Applicable

October 27, 1997                                                SF-01/294E-1097

COLONIAL U.S. STOCK FUND

CLASS Z SHARES

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial U.S. Stock Fund (Fund), a diversified portfolio of Colonial Trust VI (Trust), an open-end management investment company, seeks long-term growth by investing primarily in large capitalization equities.

The Fund is managed by the Adviser, an investment adviser since 1931.

This Prospectus explains concisely what you should know before investing in Class Z shares of the Fund. Read it carefully and retain it for future reference.

Class Z shares may be purchased only by (i) certain institutions (including certain insurance companies and banks investing for their own account, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million in the Fund and (ii) the Adviser and its affiliates.


More detailed information about the Fund is in the October 27, 1997 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.



Contents                                                               Page
Summary of Expenses
The Fund's Financial History
The Fund's Investment Objective
How the Fund Pursues its Objective and
  Certain Risk Factors
How the Fund Measures its Performance
How the Fund is Managed
How the Fund Values its Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone Transactions
Organization and History


----------------------------------- --------------------------------

         NOT FDIC-INSURED               MAY LOSE VALUE
                                        NO BANK GUARANTEE
----------------------------------- --------------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in Class Z shares of the Fund. See "How the Fund is Managed" for a more complete description of the Fund's various costs and expenses.

Shareholder Transaction Expenses(1)(2)

Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)    0.00%
Maximum Contingent Deferred Sales Charge (as a % of offering price)              0.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."

(2) Redemption proceeds exceeding $1,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.

Annual Operating Expenses (as a % of average net assets)

      Management fee                               0.80%
      12b-1 fee                                    0.00
      Other expenses                               0.40
                                                   ----
      Total operating expenses                     1.20%
                                                   ====

Total expenses, excluding brokerage, interest, taxes and extraordinary expenses, are, until further notice, voluntarily limited by the Adviser to 1.25% of average net assets.

Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in Class Z shares of the Fund for the periods specified, assuming a 5% annual return with or without redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:


       Period:
       1 year                          $ 12
       3 years                           38
       5 years                           66
       10 years                         145

THE FUND'S FINANCIAL HISTORY (a)

The following financial highlights for a share outstanding throughout each year have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional Information. The following data reflects, in part, performance of the Fund while its portfolio was being managed by a former sub-adviser, using different investment policies that are now in effect, whose services were terminated on November 15, 1996. The results shown do not necessarily represent the results that would have been achieved under the Fund's current investment approach. The information presented is for other classes of shares offered by the Fund. As of June 30, 1997, no Class Z shares had been issued.

                                                                                           Class A
                                                                   ----------------------------------------------------------------
                                                                                        Year ended June 30
                                                                   ----------------------------------------------------------------
                                                                        1997          1996          1995        1994     1993(g)
                                                                        ----          ----          ----        ----     -------
Net asset value - Beginning of period                                $14.470        $13.260       $11.460     $11.820    $10.000
                                                                     -------        -------       -------     -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) (a)                                       0.099          0.121         0.165       0.142      0.103(e)
Net realized and unrealized gain (a)                                   4.314          2.292         2.530      (0.119)     1.784
                                                                     -------         ------        ------      ------     ------
    Total from Investment Operations                                   4.413          2.413         2.695       0.023      1.887
                                                                     -------         ------        ------      ------     ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                            (0.072)        (0.118)       (0.160)     (0.138)    (0.067)
In excess of net investment income                                    (0.011)            --            --          --         --
From net realized gains                                               (1.250)        (1.085)       (0.735)     (0.245)        --
                                                                     -------        -------       -------     -------    -------
   Total Distributions Declared
      to Shareholders                                                 (1.333)        (1.203)       (0.895)     (0.383)    (0.067)
                                                                     -------        -------       -------     -------    -------
Net asset value - End of period                                      $17.550        $14.470       $13.260     $11.460    $11.820
                                                                     =======        =======       =======     =======    =======
Total return(b)                                                       32.13%         18.85%        24.84%       0.05%     18.90%(f)
                                                                     =======        =======       =======     =======    =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                                               1.45%(c)       1.45%(c)      1.46%       1.49%      1.50%
Fees waived by the Adviser                                               --             --            --          --       0.01%
Net investment income                                                  0.65%(c)       0.87%(c)      1.37%       1.19%      0.93%
Portfolio turnover                                                       83%            89%           84%        117%        98%
Average commission rate (d)                                         $ 0.0370       $ 0.0461           --          --          --
Net assets at end of period (000)                                   $215,680       $168,554      $124,171    $97,180     $44,009


(a) Per share data was calculated using average shares outstanding during the period.

(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(c) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(e) Net of fees and expenses waived or borne by the Adviser which amounted to $0.001 and $0.001, respectively.

(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

THE FUND'S FINANCIAL HISTORY (CONT'D)(a)


                                                                   Class B                              Class C(c)
                                          -----------------------------------------------------------------------------------------
                                                               Year ended June 30                     Year ended June 30
                                          -----------------------------------------------------------------------------------------
                                            1997       1996         1995       1994       1993         1997      1996      1995
                                            ----       ----         ----       ----      -------       ----      ----      ----
Net asset value - Beginning of period      $14.360    $13.180      $11.400    $11.770   $10.000      $14.410   $13.240    $11.460
                                           --------   -------      -------    -------   -------      -------   -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)                   (0.015)     0.017        0.075     0.053     0.020(d)     (0.015)    0.016      0.074
Net realized and unrealized
  gain (loss) (a)                            4.275      2.265        2.513     (0.122)     1.763       4.295     2.268      2.534
                                           --------    -------     -------    -------    -------      ------    ------    -------
    Total from Investment Operations         4.260      2.282        2.588     (0.069)     1.783       4.280     2.284      2.608
                                           --------    -------     -------    -------    -------      ------    ------    -------
LESS DISTRIBUTIONS DECLARED TO
  SHAREHOLDERS:
From net investment income                      --     (0.017)      (0.073)    (0.056)   (0.013)          --    (0.029)     (0.093)
From net realized gains                     (1.250)    (1.085)      (0.735)    (0.245)       --       (1.250)   (1.085)     (0.735)
                                           --------    -------      -------   -------    ------      -------   -------     -------
   Total Distributions Declared
      to Shareholders                       (1.250)    (1.102)      (0.808)    (0.301)   (0.013)      (1.250)   (1.114)     (0.828)
                                           --------   -------       -------   -------   -------      -------   -------     -------
Net asset value - End of period            $17.370    $14.360      $13.180    $11.400   $11.770      $17.440   $14.410     $13.240
                                           ========   =======      ========   =======   ========     ========  =======     =======
Total return(e)                              31.21%    17.91%       23.94%    (0.71)%     17.84% (f)   31.24%   17.84%      24.01%
                                           ========   =======      =======    =======   ========       ======   ======     =======
RATIOS TO AVERAGE NET ASSETS
Expenses                                      2.20%(b)   2.20%(b)     2.21%      2.24%     2.25%        2.20%(b) 2.20%(b)    2.21%
Fees waived by the Adviser                       --         --           --        --      0.01%          --       --           --
Net investment income                       (0.10)%(b)   0.12%(b)     0.62%      0.44%     0.18%      (0.10)%(b) 0.12%(b)    0.62%
Portfolio turnover                              83%        89%          84%       117%       98%          83%      89%         84%
Average Commission rate (g)                 $0.0370    $0.0461          ---        --        --       $0.0370  $0.0461          --
Net assets at end of period (000)          $411,670   $306,718     $218,201   $150,121   $89,737      $11,553   $8,458      $3,028

(a) Per share data was calculated using average shares outstanding during the period.

(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.

(c) Class C shares were initially offered on July 1, 1994. Per share amounts reflect activity from that date.

(d) Net of fees and expenses waived or borne by the Adviser which amounted to $0.001.

(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(g) For fiscal years beginning on or after September1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.



THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth by investing primarily in large capitalization equities.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund normally invests at least 65% of its total assets in common stock of U.S. companies with equity market capitalization at the time of purchase in excess of $3 billion. Up to 35% of total assets may be invested in common stock of U.S. companies with equity market capitalizations at the time of purchase between $1 billion and $3 billion. Up to 10% of total assets may be invested in sponsored and unsponsored American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities (ADRs)). Up to 10% of total assets may be invested in any combination of (i) convertible debt securities (i.e., debt securities that are convertible into common stock at the holder's option), (ii) other corporate debt securities rated investment grade by at least two nationally recognized rating agencies, and (iii) debt securities issued or guaranteed by the U.S. government or its agencies. Such investments will be made when the Adviser believes equity values are high relative to debt securities. The Fund will not concentrate more than 25% of its total assets in any one industry.



Equity Securities Generally. Equity securities generally include common and preferred stock, warrants (rights) to purchase such stock, debt securities convertible into such stock and sponsored and unsponsored ADRs. The Fund will purchase equity securities that the Adviser believes have superior earnings and value characteristics selected from a universe which meets certain guidelines for liquidity and available investment information. Quantitative standards, designed to identify above average intrinsic value relative to price and favorable earnings trends, are used as the core of the process. Fundamental company analysis is then used to select securities.



Debt Securities Generally. The Fund may invest in investment grade corporate debt securities and debt securities issued or guaranteed by the U.S. government or its agencies. The market values of U.S. government securities and corporate debt securities generally will fluctuate inversely with changes in interest rates.



U.S. Government Securities. U.S. government securities in which a Fund may invest consist of (i) U.S. treasury obligations; (ii) obligations issued or guaranteed by U.S. government agencies and instrumentalities (agencies) which are supported by: (a) the full faith and credit of the U.S. government, (b) the right of the issuing agency to borrow under a line of credit with the U.S. treasury, (c) the discretionary power of the U.S. government to purchase obligations of the agency or (d) the credit of the agency. Agency securities include securities commonly referred to as mortgage-backed securities, the principal and interest on which are paid from principal and interest payments made on pools of mortgage loans. These include securities commonly referred to as "pass-throughs," "collateralized mortgage obligations" (CMOs), and "real estate mortgage investment conduits" (REMICs).



Mortgage-Backed Securities. Mortgage-backed securities, including CMOs and REMICs, evidence ownership in a pool of mortgage loans made by certain financial institutions that may be insured or guaranteed by the U.S. government or its agencies. CMOs are obligations issued by special-purpose trusts, secured by mortgages. REMICs are entities that own mortgages and elect REMIC status under the Internal Revenue Code. Both CMOs and REMICs issue one or more classes of securities of which one (the Residual) is in the nature of equity. The Fund will not invest in the Residual class. Principal on mortgage-backed securities, CMOs or REMICs, may be prepaid if the underlying mortgages are prepaid. Prepayment rates for mortgage-backed securities tend to increase as interest rates decline (effectively shortening the security's maturity) and decrease as interest rates rise (effectively lengthening the security's maturity). Because of the prepayment feature, these securities may not increase in value as much as other debt securities when interest rates fall. The Fund may be able to invest prepaid principal only at lower yields. The prepayment of such securities purchased at a premium may result in losses equal to the premium.

Foreign Investments. Investments in sponsored and unsponsored ADRs have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of such securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with such securities include the possibility of unfavorable currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. See "Foreign Securities" in the Statement of Additional Information for more information about investments in ADRs.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

Securities Loans. The Fund may lend securities to certain institutions (that the Adviser considers qualified) to increase income. The loans will not exceed 30% of the Fund's total assets. Securities lending involves the risk of loss to the Fund if the borrower defaults. The Fund will place cash or liquid securities having a value at least equal to the amount of collateral received on the loan in a segregated account with its custodian.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets.

Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund will notify investors in connection with any material change in the Fund's investment objective. If there is a change in the investment objective or investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions. Other total returns differ from the average annual total return only in that they may relate to different time periods and may represent aggregate as opposed to average annual total returns.

Yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Distribution rate is calculated by dividing the most recent twelve months' distributions by the net asset value at the end of the period. Performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Liberty Financial Investments, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.



The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund pays the Adviser 0.80% of the Fund's average daily net assets.

Mark Stoeckle, Vice President of the Adviser, has managed or co-managed the Fund since November 1996. Prior to joining the Adviser in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co. Inc.

The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses. Commencing in October 1997, the fee for such transfer agency and shareholder services will be reduced monthly through September 1998, until the fee reaches 0.236%.


Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.

The Adviser may use the services of AlphaTrade Inc., its registered broker-dealer subsidiary, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Trustees and Investment Company Act Rule 17e-1.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value attributable to Class Z shares by the number of Class Z shares outstanding. Shares of the Fund are valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income at least semiannually and any net realized gain, at least annually.

Distributions are invested in additional lass Z shares at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional Class Z shares at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.


Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Class Z shares are offered continuously at net asset value without a sales charge. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value.

Certificates will not be issued for Class Z shares. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.

Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

Other Classes of Shares. In addition to Class Z shares, the Fund offers three other classes of shares, Classes A, B and C, through a separate Prospectus.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. In general, anyone eligible to purchase Class Z shares, which do not bear 12b-1 fees or contingent deferred sales charges, should do so in preference over other classes.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. Initial or contingent deferred sales charges may be reduced or eliminated for certain persons or organizations purchasing Fund shares alone or in combination with certain other Colonial funds. See the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent, and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW TO EXCHANGE SHARES

Class Z shares may be exchanged at net asset value into the Class A shares of any other Colonial fund. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if it is determined by the Adviser, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1991. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA 02111-2621

Distributor
Liberty Financial Investments, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624

Custodian
(Effective December 1997)
The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, NY 11245

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624

Your financial service firm is:

Printed in U.S.A.

October 27, 1997

COLONIAL U.S. STOCK FUND

CLASS Z SHARES

PROSPECTUS

Colonial U.S. Stock Fund seeks long-term growth by investing primarily in large capitalization equities.

For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the October 27, 1997 Statement of Additional Information.

----------------------------------- -------------------------------

      NOT FDIC-INSURED                   MAY LOSE VALUE
                                         NO BANK GUARANTEE

----------------------------------- -------------------------------

                                COLONIAL TRUST VI

                              Cross Reference Sheet

(Colonial Small Cap Value Fund, formerly Colonial Small Stock Fund Classes A, B, C)

Item Number of Form N-1A     Location or Caption in Prospectus

Part A

   1.                        Cover Page

   2.                        Summary of Expenses

   3.                        The Fund's Financial History

   4.                        Organization and History; How the
                             Fund  Pursues its Objective and
                             Certain Risk  Factors; The Fund's
                             Investment Objective

   5.                        Cover Page; How the Fund is
                             Managed;  Organization and
                             History; The Fund's  Investment
                             Objective

   6.                        Organization and History;
                             Distributions  and Taxes; How to
                             Buy Shares

   7.                        How to Buy Shares; How the Fund
                             Values its  Shares; 12b-1 Plans;
                             Back Cover

   8.                        How to Sell Shares; How to
                             Exchange  Shares; Telephone
                             Transactions

   9.                        Not Applicable

October 27, 1997


COLONIAL SMALL CAP VALUE FUND


PROSPECTUS


BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.


Colonial Small Cap Value Fund (Fund), a diversified portfolio of Colonial Trust VI (Trust), an open-end management investment company, seeks long-term growth by investing primarily in smaller capitalization equities. The Fund is managed by the Adviser, an investment adviser since 1931.


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference.


More detailed information about the Fund is in the October 27, 1997 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750.


                                                                       SC-

The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.


Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."


Contents                                            Page
Summary of Expenses
The Fund's Financial History
The Fund's Investment Objective
How the Fund Pursues its Objective
   and Certain Risk Factors
How the Fund Measures its  Performance
How the Fund is Managed
How the Fund  Values its Shares
Distributions  and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone  Transactions

12b-1 Plan

Organization and History

----------------------------- --------------------------


      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE


----------------------------- --------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in the Class A, Class B and Class C shares of the Fund. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.


Shareholder Transaction Expenses (1)(2)

                                                                                Class A      Class B        Class C
Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)(3)  5.75%      0.00%(5)        0.00%(5)
Maximum  Contingent  Deferred Sales Charge (as a % of offering  price)(3)         1.00%(4)   5.00%           1.00%


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."
(2) Redemption proceeds exceeding $1,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)  Does not apply to reinvested distributions.
(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."
(5) Because of the 0.75% distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.


Annual Operating Expenses (as a % of average net assets)


                                                           Class A             Class B            Class C
Management fee(6)                                            0.80%              0.80%              0.80%
12b-1 fee                                                    0.25               1.00               1.00
Other expenses                                               0.47               0.47               0.47
                                                             ----               ----               ----
Total operating expenses                                     1.52%              2.27%              2.27%
                                                             ====               ====               ====

(6) On September 30, 1997, the Fund's shareholders approved a management fee increase from 0.60% to 0.80% which became effective on October 1, 1997.

Example

The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each of the Class A, Class B and Class C shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.



                                                  Class A              Class B                   Class C
Period:                                                             (7)          (8)          (7)         (8)
1 year                                            $  72           $  73         $ 23         $ 33       $ 23
3 years                                            $103            $101         $ 71         $ 71(10)   $ 71
5 years                                            $136            $142         $122         $122       $122
10 years                                           $228            $242(9)      $242(9)      $261       $261

(7)  Assumes redemption at period end.
(8)  Assumes no redemption.
(9) Class B shares convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.

(10) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

THE FUND'S FINANCIAL HISTORY

The following financial highlights for a Class A, Class B and Class C share outstanding throughout each period have been derived from the Fund's financial statements, which have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual
Report, and is incorporated by reference into the Statement of Additional Information. The Fund adopted the objective of seeking long-term growth and became actively managed on November 2, 1992. The data presented for the Fund prior to November 2, 1992, represent operations under earlier objectives and policies of the Fund's predecessor, Colonial Small Stock Index Trust.


                                                                           CLASS A
                                                                       Year ended June 30
                                     ----------------------------------------------------------------------------------------
                                       1997       1996       1995       1994        1993        1992        1991       1990
                                       ----       ----       ----       ----        ----        ----        ----       ----
Net asset value - Beginning of period $26.480   $22.260    $16.670    $15.860     $12.330     $11.570     $13.560    $13.540
                                      --------  --------   --------   --------    --------    --------    --------   --------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(a)      (0.003)    0.036(b)   0.002     (0.047)     (0.083)     (0.127)      0.045      0.048
  Net realized and unrealized gain
    (loss) on investments(a)            5.073     5.479      5.588      0.857       3.613       0.887      (1.992)     0.017
                                       ------    ------     ------     ------      ------      ------     -------     ------
    Total from investment operations    5.070     5.515      5.590      0.810       3.530       0.760      (1.947)     0.065
                                       ------    ------     ------     ------      ------      ------     -------     ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income              ----      ----       ----       ----        ----        ----       (0.043)    (0.045)
From net realized gains on investments (0.980)   (1.295)     ----       ----        ----        ----        ----       ----
                                       -------   -------   -------   ---------    --------    --------    --------    -------
    Total distributions declared to
    shareholders                       (0.980)   (1.295)    ----       ----       ----         ----        (0.043)    (0.045)
                                       -------   -------   -------   --------     --------    --------    -------    -------
Net asset value - End of period       $30.570   $26.480    $22.260    $16.670     $15.860     $12.330     $11.570    $13.560
                                       ======    ======     ======     =======    ========    ========    ========   ========
Total return(d)                        19.54%    25.31%     33.53%      5.11%      28.63%       6.57%     (14.34)%     0.49%
                                      ======    ======     ======      =====      ======       =====       =====       =====
RATIOS TO AVERAGE NET ASSETS:
Expenses                              1.32%(f)  1.38%(f)    1.45%      1.56%       1.88%       2.13%       1.91%      1.67%
Interest expenses                      ----      ----       ----       ----        0.01%       0.06%       0.03%      0.02%
Net investment income (loss)         (0.01%)(f) 0.15%(f)    0.01%     (0.27%)     (0.60%)     (0.91%)      0.33%      0.35%
Portfolio turnover                      54%       46%        64%        35%         29%          0%         79%        17%
Average commission rate(g)          $0.0422   $0.0440       ----       ----        ----        ----        ----       ----
Net assets at end of period(000)   $131,151   $89,924    $40,661    $24,760     $23,716      $22,002     $28,943    $42,888
---------------------------------

                                           CLASS A
                                       Year ended June 30
                                     ----------------------
                                       1989        1988
                                       ----        ----
Net asset value - Beginning of period $12.940     $13.810
                                      --------    -------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income (loss)(a)       0.061       0.066(c)
  Net realized and unrealized gain
    (loss) on investments(a)            0.929      (0.357)
                                        ------     -------
    Total from investment operations    0.990      (0.291)
                                        ------     -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income             (0.060)     (0.074)
From net realized gains on investments (0.330)     (0.505)
                                        ------     -------
    Total distributions declared to
    shareholders                       (0.390)     (0.579)
                                        ------     -------
Net asset value - End of period       $13.540     $12.940
                                       ======      ======
Total return(d)                         8.07%      (2.18)%(e)
                                       =====        ====
RATIOS TO AVERAGE NET ASSETS:
Expenses                                1.69%       1.48%(c)
Interest expenses                       ----        0.01%
Net investment income (loss)            0.48%       0.54%(c)
Fees and expenses waived
    or borne by the Adviser             ----        0.23%
Portfolio turnover                       25%          42%
Net assets at end of period(000)     $46,415      $44,596
---------------------------------

(a) Per share data were calculated using average shares outstanding during the period.
(b)  Includes distribution from Advo, Inc., which amounted to $0.047 per share.
(c) Net of fees and expenses waived or borne by the Adviser which amounted to $0.028.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser not waived or borne certain expenses, the Fund's total return would have been lower.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


                                                                              CLASS B
                                                                            Year ended
                                                                              June 30
                                           ---------------------------------------------------------------------------------
                                                   1997            1996            1995            1994           1993 (a)
                                                   ----            ----            ----            ----           --------
Net asset value - Beginning of period               $25.770         $21.840         $16.470         $15.790        $13.010
                                                    --------        --------        --------        --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(c)                               (0.199)         (0.147)(d)      (0.139)         (0.176)        (0.100)
Net realized and unrealized gain(c)                   4.899           5.372           5.509           0.856          2.880
                                                      ------          ------          ------          ------         ------
    Total from investment operations                  4.700           5.225           5.370           0.680          2.780
                                                      ------          ------          ------          ------         ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gain on investments                (0.980)         (1.295)           ----            ----           ----
                                                     -------         -------         ------          ------        --------
Net asset value - End of period                     $29.490         $25.770         $21.840         $16.470        $15.790
                                                    ========        ========        ========        ========       ========
Total return(e)                                      18.63%          24.44%          32.60%           4.31%         21.37%(f)
                                                     ======          ======          ======           =====         ======
RATIOS TO AVERAGE NET ASSETS
Expenses                                              2.07%(g)        2.13%(g)        2.20%           2.31%          2.63%(h)
Interest expense                                      ----            ----            ----            ----           0.01%
Net investment loss                                  (0.76)%(g)      (0.60)%(g)      (0.74)%         (1.02)%        (1.35)%(h)
Portfolio turnover                                      54%             46%              64%             35%            29%
Average commission rate(i)                          $0.0422         $0.0440           ----            ----           ----
Net assets at end of period (000)                  $178,234         $96,158         $29,458          $8,489         $1,665
---------------------------------

                                                        CLASS C
                                                       Year ended
                                                        June 30
                                             -------------------------------
                                                1997             1996 (b)
                                                ----             --------
Net asset value - Beginning of period          $26.400          $22.550
                                               --------         -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(c)                          (0.208)          (0.072)(d)
Net realized and unrealized gain(c)              5.028            3.922
                                                 ------           -----
    Total from investment operations             4.820            3.850
                                                 ------           -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gain on investments           (0.980)            ---
                                                 ------          ------
Net asset value - End of period                 $30.240          $26.400
                                                ========         =======
Total return(e)                                  18.64%           17.07%(f)
                                                 ======           =====
RATIOS TO AVERAGE NET ASSETS
Expenses                                          2.07%(g)         2.15%(g)(h)
Interest expense                                  ----             ----
Net investment loss                              (0.76)%(g)       (0.54)%(g)(h)
Portfolio turnover                                   54%              46%
Average commission rate(i)                       $0.0422          $0.0440
Net assets at end of period (000)                 $8,194           $2,585
---------------------------------

(a) Class B shares were initially offered on November 9, 1992. Per share amounts and total return reflect activity from that date.
(b) Class C shares were initially offered on January 15, 1996. Per share amounts and total returns reflect activity from that date.
(c) Per share data were calculated using average shares outstanding during the period.
(d)  Includes distribution from Advo, Inc., which amounted to $0.047 per share.
(e) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(f)  Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact. prior years' ratios are net of benefits received, if any.
(h)  Annualized.
(i) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth by investing primarily in smaller capitalization equities.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS


The Fund normally invests at least 65% of its total assets in U.S. common stocks selected from the universe of stocks traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq Stock Market with market values at the time of investment by the Fund between $20 million and the largest market capitalization in the Russell 2000 Index (Small Stocks). In selecting investments, the Adviser uses a disciplined process intended to create a diversified portfolio whose performance (before expenses) will exceed the Small Stock universe's while maintaining risk characteristics that are generally consistent with the universe. However, there is no assurance that the portfolio's performance will match that of the universe, or that the Fund will achieve its objective.


Small Stocks may offer greater opportunities for capital appreciation than the securities of larger, better established companies, but may also involve certain special risks related to limited product lines, markets or financial resources and dependence on a small management group. Small Stocks may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Other Investment Practices. The Fund may engage in the following investment practices, some of which are described in more detail in the Statement of Additional Information.


Index Futures. The Fund may purchase and sell U.S. stock index futures contracts, which may be considered to be derivative securities. Such transactions will be entered into to invest cash temporarily in anticipation of a market advance or to hedge against market declines. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A U.S. stock index futures contract is a type of instrument akin to a group of securities representative of the underlying U.S. stock index. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. Transactions in futures may not precisely achieve the goal of gaining market exposure to the extent there is an imperfect correlation between price movements of the contracts and of the underlying securities. In addition, if the Adviser's prediction on stock market movements is inaccurate, the Fund may be worse off than if it had not purchased the futures contract.


Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian, and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.


Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets. However, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.


Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund will notify investors in connection with any material change in the Fund's investment objective or investment policies. If there is a change in the investment objective or investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective or investment policies. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE


Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.


Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent twelve months' distributions by the maximum offering price of that Class at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information.

All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.


Liberty Financial Investments, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.


The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.60% of the Fund's average net assets for fiscal year 1997. On September 30, 1997, the Fund's shareholders approved a management fee increase from 0.60% to 0.80%, which became effective on October 1, 1997.


James P. Haynie, Vice President of the Adviser, has managed or co-managed the Fund since 1993. Prior to joining the Adviser in 1993, Mr. Haynie was a Vice President at Massachusetts Financial Services Company and a Portfolio Manager at Trinity Investment Management.


Michael Rega, Vice President of the Adviser, has been employed by the Adviser as an analyst since 1993 and has co-managed the Fund and another Colonial equity fund since 1996. Prior to joining the Adviser in 1993, Mr. Rega was a Project Manager at the Massachusetts Institute of Technology's Lincoln Laboratory.


The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses. Commencing in October, 1997, the fee for such transfer agency and shareholder services will be reduced monthly through September, 1998, until the fee reaches 0.236%.


Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.


The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services.Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.


The Adviser may use the services of AlphaTrade Inc., its registered broker-dealer subsidiary, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Trustees and Investment Company Act Rule 17e-1.


HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares are valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.


DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income at least semi-annually and any net realized gain at least annually.


Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.


Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.


The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50, and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class C shares, and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.


The Fund also offers Class Z shares which are offered through a separate Prospectus only to (i) certain institutions (including certain insurance companies and banks investing for their own account, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million in the Fund and (ii) the Adviser and its affiliates.

Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                     Initial Sales Charge
                                                  Retained by
                                                   Financial
                                                 Service Firm
                                       as % of      as % of
                                   ---------------
                                Amount   Offering  Offering
Amount Purchased               Invested    Price     Price

Less than $50,000                6.10%     5.75%     5.00%
$50,000 to less than $100,000    4.71%     4.50%     3.75%
$100,000 to less than $250,000   3.63%     3.50%     2.75%
$250,000 to less than $500,000   2.56%     2.50%     2.00%
$500,000 to less than $1,000,000 2.04%     2.00%     1.75%
$1,000,000 or more               0.00%     0.00%     0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                         Commission

First $3,000,000                           1.00%
Next $2,000,000                            0.50%
Over $5,000,000                            0.25%(1)

(1)  Paid over 12 months but only to the extent the shares remain outstanding.


In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held. If a purchase results in an account having a value from $1 million to $5 million, then the shares purchased will be subject to a 1.00% contingent deferred sales charge, payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.


Class B Shares. Class B shares are offered at net asset value, without an initial sales charge and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:


                Years              Contingent Deferred
           After Purchase             Sales Charge
                 0-1                   5.00%
                 1-2                   4.00%
                 2-3                   3.00%
                 3-4                   3.00%
                 4-5                   2.00%
                 5-6                   1.00%
             More than 6               0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.


Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.


The Distributor pays financial service firms an initial commission of 1.00% on purchases of Class C shares and an ongoing commission of 0.75% annually, commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated by the Distributor at any time.


General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally older shares will be redeemed first unless the shareholder instructs otherwise.

See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.


Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.


Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares at a reduced or without an initial or contingent deferred sales charge. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."


Class A shares of the Fund may also be purchased at net asset value by (i) investment advisors or financial planners who have entered into agreements with the Distributor (or who maintain a master account with a broker or agent that has entered into such an agreement) and who charge a management, consulting or other fee for their services, and clients of such investment advisors or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor or financial planner on the books and records of the broker or agent; and (ii) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts," where the plans or trusts are administered by firms that have entered into agreements with the Distributor or the Transfer Agent.


Investors may be charged a fee if they effect transactions in Fund shares through a broker or agent.


Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.


In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                  1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW TO EXCHANGE SHARES


Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Adviser, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Generally, such exchanges must be between the same classes of shares. Consult your financial service firm or the Transfer Agent for information regarding what funds are available. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objectives or otherwise harm the Fund or its remaining shareholders.


Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.


Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed.
Only one "roundtrip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.


TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisors are not obligated to transact by telephone.

12B-1 PLAN

Under a 12b-1 Plan, the Fund pays the Distributor monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to its Class A, Class B and Class C shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because the Class B and Class C shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY

The Trust was organized in 1991 as a Massachusetts business trust. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Investment Adviser
-----------------------------------------------------
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621
-----------------------------------------------------
Distributor

Liberty Financial Investments, Inc.

One Financial Center
Boston, MA 02111-2621
-----------------------------------------------------
Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624
-----------------------------------------------------

Custodian
(Effective Late November 1997)
The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, NY 11245

-----------------------------------------------------
Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
800-345-6611
-----------------------------------------------------
Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624
-----------------------------------------------------
Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:




Printed in U.S.A.


October 27, 1997


COLONIAL SMALL
CAP VALUE FUND


PROSPECTUS



Colonial Small Cap Value Fund seeks long-term growth by investing primarily in smaller capitalization equities.


For more detailed information about the Fund, call the Adviser at 1-800-248-2828 for the October 27, 1997 Statement of Additional Information.




----------------------------- --------------------------


      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE


----------------------------- --------------------------



                                COLONIAL TRUST VI

                              Cross Reference Sheet

(Colonial Small Cap Value Fund Class Z, formerly Colonial Small Stock Fund Class Z)

Item Number of Form N-1A              Location or Caption in Prospectus

Part A

   1.                                 Cover Page

   2.                                 Summary of Expenses

   3.                                 The Fund's Financial History

   4. Organization and History; How the Fund Pursues its Objective and Certain Risk Factors; The Fund's Investment Objective

   5.                                 Cover Page; How the Fund is
                                      Managed;  Organization and
                                      History; The Fund's  Investment
                                      Objective

   6.                                 Organization and History;
                                      Distributions  and Taxes; How to
                                      Buy Shares

   7.                                 How to Buy Shares; How the Fund
                                      Values its  Shares; Back Cover

   8.                                 How to Sell Shares; How to
                                      Exchange  Shares; Telephone
                                      Transactions

   9.                                 Not Applicable

October 27, 1997


COLONIAL SMALL CAP VALUE FUND


CLASS Z SHARES

PROSPECTUS


BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.


Colonial Small Cap Value Fund (Fund), a diversified portfolio of Colonial Trust VI (Trust), an open-end management investment company, seeks long-term growth by investing primarily in smaller capitalization equities. The Fund is managed by the Adviser, an investment adviser since 1931.


This Prospectus explains concisely what you should know before investing in the Class Z shares of the Fund. Read it carefully and retain it for future reference.



                                                                      SC--


Class Z shares may be purchased only by (i) certain institutions (including certain insurance companies and banks investing for their own account, trusts, endowment funds, foundations and investment companies) and defined benefit retirement plans investing a minimum of $5 million in the Fund and (ii) the Adviser and its affiliates.


More detailed information about the Fund is in the October 27, 1997, Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.



Contents                                            Page
Summary of Expenses
The Fund's Financial History
The Fund's Investment Objective

How the Fund Pursues its Objective and
    Certain Risk Factors

How the Fund  Measures  its  Performance
How the Fund is  Managed
How the Fund Values its Shares
Distributions  and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone Transactions
Organization and History

----------------------------- --------------------------


      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE


----------------------------- --------------------------

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in the Class Z shares of the Fund. See "How the Fund is Managed" for a more complete description of the Fund's various costs and expenses.

Shareholder Transaction Expenses (1)(2)

Maximum Initial Sales Charge Imposed on a Purchase
  (as a % of offering price)                                  0.00%
Maximum Contingent Deferred Sales Charge
  (as a % of offering price)                                  0.00%


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."
(2) Redemption proceeds exceeding $1,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.


Annual Operating Expenses (as a % of average net assets)



Management fee (3)                       0.80%
12b-1 fee                                0.00
Other expenses                           0.47
                                         ----
Total expenses                           1.27%
                                         ====

(3) On September 30, 1997, the Fund's shareholders approved a management fee increase from 0.60% to 0.80% which became effective on October 1, 1997.


Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in the Class Z shares of the Fund for the periods specified, assuming a 5% annual return with or without redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.

Period:

1 year                                             $  13
3 years                                            $  40
5 years                                            $  70
10 years                                           $ 153

THE FUND'S FINANCIAL HISTORY

The following financial highlights for a Class Z share outstanding throughout the period has been derived from the Fund's financial statements, which have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual Report, and is incorporated by reference into the Statement of Additional Information.

                                                                              Class Z
                                                                  Year ended                 Period ended
                                                                     June 30                   June 30
                                                             --------------------------------------------------------
                                                                       1997                    1996 (a)
                                                                       ----                    --------
Net asset value - Beginning of period                                $26.550                    $24.780
                                                                     --------                   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)                                               0.065                      0.096(c)
Net realized and unrealized gain on investments(b)                     5.105                      2.959
                                                                      ------                     ------
    Total from investment operations                                   5.170                      3.055
                                                                      ------                     ------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net realized gain on investments                                 (0.980)                    (1.295)
                                                                      -------                    ------
Net asset value - End of period                                      $30.740                    $26.550
                                                                     ========                   -------
Total return(d)                                                       19.87%                     12.81%(e)
                                                                      ======                     ======
RATIOS TO AVERAGE NET ASSETS
Expenses(f)                                                            1.07%                      1.13%(g)
Net investment income(f)                                               0.24%                      0.41%(g)
Portfolio turnover                                                       54%                        46%
Average commission rate(h)                                          $0.0422                    $0.0440
Net assets at end of period (000)                                    $4,825                     $3,616
---------------------------------

(a) Class Z shares were initially offered on July 31, 1995. Per share data reflects activity from that date.
(b) Per share data were calculated using average shares outstanding during the period.
(c)  Includes distribution from Advo, Inc., which amounted to $0.047 per share.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charges.
(e)  Not annualized.
(f) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(g)  Annualized.
(h) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.


Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks long-term growth by investing primarily in smaller capitalization equities.



HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS


The Fund normally invests at least 65% of its total assets in U.S. common stocks selected from the universe of stocks traded on the New York Stock Exchange, American Stock Exchange and the Nasdaq Stock Market with market values at the time of investment by the Fund between $20 million and the largest market capitalization in the Russell 2000 Index (Small Stocks). In selecting investments, the Adviser uses a disciplined process intended to create a diversified portfolio whose performance (before expenses) will exceed the Small Stock universe's while maintaining risk characteristics that are generally consistent with the universe. However, there is no assurance that the portfolio's performance will exceed that of the universe, or that the Fund will achieve its objective.


Small Stocks may offer greater opportunities for capital appreciation than the securities of larger, better established companies, but may also involve certain special risks related to limited product lines, markets or financial resources and dependence on a small management group. Small Stocks may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Other Investment Practices. The Fund may engage in the following investment practices, some of which are described in more detail in the Statement of Additional Information.


Index Futures. The Fund may purchase and sell U.S. stock index futures contracts. Such transactions will be entered into to invest cash temporarily in anticipation of a market advance or to hedge against market declines. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. Transactions in futures may not precisely achieve the goal of gaining market exposure to the extent there is an imperfect correlation between price movements of the contracts and of the underlying securities. In addition, if the Adviser's prediction on stock market movements is inaccurate, the Fund may be worse off than if it had not purchased the futures contract.

Temporary/Defensive Investments. Temporarily available cash may be invested in certificates of deposit, bankers' acceptances, high quality commercial paper, Treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian, and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets. However, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets.


Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund will notify investors in connection with any material change in the Fund's investment objective or investment policies. If there is a change in investment objective or investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.



HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions. Other total returns differ from the average annual total return only in that they may relate to different time periods and may represent aggregate as opposed to average annual total returns.

Yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Distribution rate is calculated by dividing the most recent twelve months' distributions by the net asset value at the end of the period. Performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See
"Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.


HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.


Liberty Financial Investments, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. which is in turn an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.


The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.60% of the Fund's average net assets for fiscal year 1996. On September 30, 1997 the Fund's shareholders approved a management fee increase from 0.60% to 0.80%, which became effective on October 1, 1997.


James P. Haynie, Vice President of the Adviser, has managed or co-managed the Fund since 1993. Prior to joining the Adviser in 1993, Mr. Haynie was a Vice President at Massachusetts Financial Services Company and a Portfolio Manager at Trinity Investment Management.


Michael Rega, Vice President of the Adviser, has been employed by the Adviser as an Analyst since 1993 and has co-managed the Fund and another Colonial equity fund since 1997. Prior to joining the Adviser in 1993, Mr. Rega was a Project Manager at MIT's Lincoln Laboratory.


The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus out-of-pocket expenses. Commencing in October, 1997, the fee for such transfer agency and shareholder services will be reduced monthly through September 1998 until the fee reaches 0.236%.


Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.


The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.


The Adviser may use the services of AlphaTrade Inc., its registered broker-dealer subsidiary, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Trustees and Investment Company Act Rule 17e-1.



HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total net asset value attributable to Class Z shares by the number of Class Z shares outstanding. Shares of the Fund are valued as of the close (normally 4:00 p.m. Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.



DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income at least semi-annually and any net realized gain at least annually.


Distributions are invested in additional Class Z shares at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional Class Z shares at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information. Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.



HOW TO BUY SHARES

Class Z shares are offered continuously at net asset value without a sales charge. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value. Certificates will not be issued for Class Z shares. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information.


Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. A shareholder's manual explaining all available services will be provided upon request.



In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.



Other Classes of Shares. In addition to Class Z shares, the Fund offers three other classes of shares, Classes A, B and C, through a separate Prospectus.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. In general, anyone eligible to purchase Class Z shares, which do not bear 12b-1 fees or contingent deferred sales charges, should do so in preference over other classes.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. Initial or contingent deferred sales charges may be reduced or eliminated for certain persons or organizations purchasing Fund shares alone or in combination with certain other Colonial funds. See the Statement of Additional Information for more information.


HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders.
For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.

HOW TO EXCHANGE SHARES


Class Z shares may be exchanged at net asset value into the Class A shares of any other Colonial fund. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objectives or otherwise harm the Fund or its remaining shareholders.



TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or their financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify, or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders, and/or their financial advisers are not obligated to transact by telephone.



ORGANIZATION AND HISTORY

The Trust was organized in 1991 as a Massachusetts business trust. The Fund represents the entire interest in a separate portfolio of the Trust.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621
-----------------------------------------------------
Distributor

Liberty Financial Investments, Inc.

One Financial Center
Boston, MA 02111-2621
-----------------------------------------------------
Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624
----------------------------------------------------

Custodian
(Effective Late November 1997)
The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, NY 11245

-----------------------------------------------------
Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
800-345-6611
-----------------------------------------------------
Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624
-----------------------------------------------------
Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:

















Printed in U.S.A.


October 27, 1996


COLONIAL SMALL
CAP VALUE FUND


CLASS Z SHARES

PROSPECTUS



Colonial Small Cap Value Fund seeks long-term growth by investing primarily in smaller capitalization equities.


For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the October 27, 1996, Statement of Additional Information.




















----------------------------- --------------------------


      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE


----------------------------- --------------------------

                                COLONIAL TRUST VI

           Cross Reference Sheet (Colonial International Equity Fund)

Item Number of Form N-1A            Location or Caption in Prospectus

Part A

   1.                               Cover Page

   2.                               Summary of Expenses

   3.                               The Fund's Financial History

   4. Organization and History; How the Fund Pursues its Objective and Certain Risk Factors; The Fund's Investment Objective

   5.                               Cover Page; How the Fund is
                                    Managed;  Organization and
                                    History; The Fund's  Investment
                                    Objective

   6.                               Organization and History;
                                    Distributions  and Taxes; How to
                                    Buy Shares

   7.                               How to Buy Shares; How the Fund
                                    Values its  Shares; 12b-1 Plans;
                                    Back Cover

   8.                               How to Sell Shares; How to
                                    Exchange  Shares; Telephone
                                    Transactions

   9.                               Not Applicable

October 27, 1997


COLONIAL
INTERNATIONAL EQUITY
FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial International Equity Fund (Fund), a diversified portfolio of Colonial Trust VI (Trust), an open-end management investment company, seeks total return through a combination of long-term growth of capital and income by investing primarily in equity securities of companies outside the United States. The Fund is managed by the Adviser, an investment adviser since 1931.


This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the October 27, 1997 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.




                                                               IE-01/331E-1097

The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."


Contents                                                                  Page
Summary of Expenses
The Fund's Financial History
The Fund's Investment Objective
How the Fund Pursues its Objective and
  Certain Risk Factors
How the Fund Measures its Performance
How the Fund is Managed
How the Fund Values its Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone Transactions
12b-1 Plan
Organization and History


----------------------------- --------------------------
      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE
----------------------------- --------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES


Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.


Shareholder Transaction Expenses (1)(2)


                                                                                       Class A      Class B         Class C
Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering price)(3)        5.75%         0.00%(5)       0.00%(5)

Maximum Contingent Deferred Sales Charge (as a % of offering price)(3)                  1.00%(4)      5.00%          1.00%



(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."
(2) Redemption proceeds exceeding $1,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.
(3)       Does not apply to reinvested distributions.
(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."
(5) Because of the 0.75% distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.


Annual Operating Expenses (as a % of average net assets)


                                     Class A        Class B        Class C

Management fee (after fee waiver)     0.48%          0.48%          0.48%
12b-1 fees                            0.25           1.00           1.00
Other expenses                        1.02           1.02           1.02
Total operating expenses              1.75%          2.50%          2.50%


The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that "Total operating expenses" (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes, and extraordinary expenses, if any) exceed 1.50% annually of the Fund's average net assets. Absent such agreement, the "Management fee" would be 0.95% for each Class and "Total operating expenses" would be 2.22% for Class A shares and 2.97% for each of Class B shares and Class C shares.


Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary:


               Class A                 Class B                     Class C
Period:                           (6)           (7)          (6)          (7)
1 year          $ 74             $ 75          $ 25         $ 35         $ 25
3 years          109              108            78           78(8)        78
5 years          147              153           133          133          133
10 years         252              265(9)        265(9)       284          284


If the Adviser did not continue to waive or bear certain Fund expenses, the amounts in the Example would be:


              Class A              Class B                     Class C
Period:                       (6)           (7)          (6)           (7)
1 year          $ 79         $ 80          $ 30         $ 40          $ 30
3 years          123          122            92           92(8)         92
5 years          170          176           156          156           156
10 years         298          311(9)        311(9)       329           329

(6)       Assumes redemption at period end.
(7)       Assumes no redemption.
(8) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.
(9) Class B shares convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.

THE FUND'S FINANCIAL HISTORY


The following financial highlights for a share outstanding throughout the period from March 31, 1996 (effective date of registration) through June 30, 1997 have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional Information.



                                                      Class  A                      Class B                      Class C
                                                      -------                       -------                      ------
                                             Year ended   Period ended     Year ended     Period ended    Year ended   Period ended
                                             ------------ -------------   -------------  --------------   ----------  -------------
                                              June 30       June 30         June 30         June 30        June 30       June 30
                                             ------------ -------------   -------------  --------------   ----------   ------------
                                                1997         1996(c)         1997           1996(c)          1997         1996(c)
                                                ----         -------         ----           -------          ----        -------
Net asset value - Beginning of period         $10.300       $9.930          $10.280         $9.930        $10.280        $9.930
                                              --------      -------         --------        -------       --------       ------
INCOME FROM INVESTMENT OPERATIONS:
  Net investment income(a)(b)                   0.093        0.055            0.014          0.035          0.014         0.035
  Net realized and unrealized gain(b)           1.456        0.315            1.450          0.315          1.450         0.315
                                                ------       ------           ------         ------         ------        -----
 Total from Investment Operations               1.549        0.370            1.464          0.350          1.464         0.350
                                                ------       ------           ------         ------         ------        -----
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                     (0.055)          ---             ---            ---            ---           ---
From net realized gains                        (0.084)       -------         (0.084)           ---         (0.084)          ---
                                               -------          ---          -------        -------        -------       -------
Total Distributions Declared to Shareholders   (0.139)       -------         (0.084)           ---         (0.084)          ---
                                               -------          ---          -------           ---         -------       -------
Net asset value - End of period               $11.710       $10.300         $11.660        $10.280        $11.660       $10.280
                                              ========      ========        ========       ========       ========      =======
Total return(d)(e)                              15.20%         3.73% (f)      14.34%          3.52% (f)     14.34%         3.52% (f)
                                                ======         =====          ======          =====         ======        =====
RATIOS TO AVERAGE NET ASSETS
Expenses(h)                                      1.75%         1.75% (g)       2.50%          2.50% (g)      2.50%         2.50% (g)
Fees and expenses waived or borne by
 the Adviser(h)                                  0.47%         0.22% (g)       0.47%          0.22% (g)      0.47%         0.22% (g)
Net investment income(h)                         0.88%         2.17% (g)       0.13%          1.42% (g)      0.13%         1.42% (g)
Portfolio turnover                                 40%            4% (f)         40%             4% (f)        40%            4% (f)
Average Commission Rate                       $0.0238        $0.013         $0.0238         $0.013        $0.0238        $0.013
Net assets at end of period (000)             $15,108       $14,929            $294           $257           $294          $257



(a)     Net of fees and expenses waived or borne by the
        Adviser which amounted to:             $0.049        $0.006          $0.049         $0.006         $0.049        $0.006
(b)     Per share data was calculated using average shares outstanding during the period.
(c)     The Fund commenced  investment  operations on March 25, 1996. The activity shown is from the effective date of registration
        (March 31, 1996) with the Securities and Exchange Commission.
(d)     Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e)     If the Adviser had not waived or reimbursed a portion of expenses, total return would have been reduced.
(f)     Not annualized.
(g)     Annualized.
(h)     The benefits derived from custody credits and directed brokerage arrangements had no impact.


Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks total return through a combination of long-term growth of capital and income by investing primarily in equity securities of companies outside the United States.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund seeks to achieve its objective by investing primarily in equity securities of companies domiciled or with primary operations outside the United States. Such companies may be located or operate in developed, newly industrialized or emerging markets. Investments in foreign securities involve special risks. See "Foreign Investments" below. In selecting investments, the Adviser uses a disciplined process intended to create a diversified portfolio whose performance (before expenses) will exceed that of the universe of international equity funds while maintaining risk characteristics that are generally consistent with that universe. However, there is no assurance that the portfolio's performance will exceed (or its risk characteristics will match) that of the international equity fund universe, or that the Fund will achieve its objective.


Equity Securities Generally. Equity securities generally include common and preferred stock, warrants (rights) to purchase such stock, debt securities convertible into such stock, sponsored and unsponsored American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities) and Global Depositary Receipts (receipts issued by foreign banks or trust companies). Equity securities also include shares issued by investment companies that invest primarily in the foregoing securities.


Debt Securities Generally. The Fund may invest in foreign government debt securities of any maturity that pay fixed, floating or adjustable interest rates. The values of debt securities generally fluctuate inversely with changes in interest rates in the countries where the securities are issued.


Foreign Investments. Investments in foreign securities (both equity and debt), American Depositary Receipts and Global Depositary Receipts have special risks related to political, economic, and legal conditions outside of the U.S. As a result, the prices of foreign securities and, therefore, the net asset value of Fund shares, may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable movements in currency exchange rates, difficulties in obtaining and enforcing judgments abroad, the existence of less liquid and less regulated markets, the unavailability of reliable information about issuers, the existence (or potential disposition) of different accounting, auditing and legal standards in foreign countries, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.


Emerging Markets. The Fund's investments may consist of securities issued by companies located in countries whose economies or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, highly limited numbers of potential buyers for such securities, heightened volatility of security prices, restrictions on repatriation of capital invested abroad and delays and disruptions in securities settlement procedures.

Small Companies. The smaller, less well established companies in which the Fund may invest may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks. Such companies often have limited product lines, operating histories, markets or financial resources and depend heavily on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than exchange-listed securities of larger companies.

Other Investment Companies. Up to 10% of the Fund's total assets (at the time of purchase) may be invested in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Index and Interest Rate Futures; Options. The Fund may purchase and sell (i) U.S. and foreign stock and bond index futures contracts, (ii) U.S. and foreign interest rate futures contracts and (iii) options on any of the foregoing, all of which may be considered to be derivative securities. Such transactions may be entered into (i) to gain exposure to a particular market pending investment in individual securities, or (ii) to hedge against increases in interest rates. The Fund may also purchase and write options on individual securities. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. An option generally gives the option holder the right, but not the obligation, to purchase or sell the underlying instrument prior to the option's specified expiration date. If the option expires un-exercised, the holder will lose any amount it paid to acquire the option. Transactions in futures and related options may not precisely achieve the goals of hedging or gaining market exposure to the extent there is an imperfect correlation between the price movements of the contracts and of the underlying index or securities. In addition, if the Adviser's prediction of rates or stock market movements is inaccurate, the Fund may be worse off than if it had not purchased or sold the contract or option. The total market value of securities to be acquired or delivered pursuant to options contracts entered into by the Fund will not exceed 5% of the Fund's total assets. In addition, the Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on existing futures and related options positions would exceed 5% of the Fund's total assets.

Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell (i) foreign currencies on a spot or forward basis, and (ii) foreign currency futures contracts. Such transactions may be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.

Leverage. The purchase and sale of futures and forward currency contracts and the purchase and sale of certain options may present additional risks associated with the use of leverage. Leverage may magnify the effect on Fund shares of fluctuations in the values of the securities underlying these transactions. In accordance with Securities and Exchange

Commission pronouncements, to reduce (but not necessarily eliminate) leverage, the Fund will either "cover" its obligations under such transactions by holding the securities (or rights to acquire the securities) it is obligated to deliver under such transactions, or deposit and maintain in a segregated account with its custodian cash or high quality liquid debt securities equal in value to the Fund's obligations under such transactions.


Temporary/Defensive Investments. Temporarily available cash may be invested in U.S. or foreign currency denominated cash equivalents and short-term debt obligations, including certificates of deposit, time deposits, bankers' acceptances, commercial paper, treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian, and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than 7 days and other illiquid assets.


Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities (other than short-term securities) while borrowings exceed 5% of net assets.


Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund will notify investors in connection with any material change in the Fund's investment objective. If there is a change in the investment objective or investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective or investment policies. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE


Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares, and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.


Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent twelve months' distributions by the maximum offering price of that Class at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.


Liberty Financial Investments, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.


The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund pays the Adviser 0.95% of the Fund's average daily net assets. In fiscal year 1997, the Fund paid the Adviser 0.48% of the Fund's average daily net assets.


Gita Rao, Vice President of the Adviser, co-manages the Fund and has co-managed various other Colonial funds since 1996. Prior to joining the Adviser in 1995, Ms. Rao was a Quantitative Research Analyst at Fidelity Management & Research Company, and a Vice President in the equity research group at Kidder, Peabody and Company.





The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million. The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses. Commencing in October 1997, the fee for such transfer agency and shareholder services will be reduced monthly through September 1998, until the fee reaches 0.236%.


Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.


The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions. The Adviser may use the services of AlphaTrade, Inc., its registered broker-dealer subsidiary, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Trustees and Investment Company Act Rule 17e-1.


Fund expenses consist of management, bookkeeping, shareholder service and transfer agent fees discussed above, 12b-1 service and distribution fees discussed under the caption "12b-1 Plan," and all other expenses, fees, charges, taxes, organization costs and liabilities incurred or arising in connection with the Fund or Trust or in connection with the management thereof, including but not limited to, Trustees' compensation and expenses and auditing, counsel, custodian and other expenses deemed necessary and proper by the Trustees.


HOW THE FUND VALUES ITS SHARES


Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close of the New York Stock Exchange (Exchange) (normally 4:00 p.m. Eastern time) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.


DISTRIBUTIONS AND TAXES


The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income at least annually and any net realized gain, at least annually.


Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.


Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is in effect a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES


Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value plus any applicable initial sales charge.


The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.


Class A Shares. Class A shares are offered at net asset value, plus an initial sales charge as follows:





                                  Initial Sales Charge
                            ---------------------------------
                                                   Retained
                                                 by Financial
                                                    Service
                                  as % of            Firm
                            ---------------------  as % of
                            Amount     Offering    Offering
 Amount Purchased           Invested   Price        Price

 Less than $50,000            6.10%      5.75%      5.00%
 $50,000 to less than
     $100,000                 4.71%      4.50%      3.75%
 $100,000 to less than
     $250,000                 3.63%      3.50%      2.75%
 $250,000 to less than
    $500,000                  2.56%      2.50%      2.00%
 $500,000 to less than
    $1,000,000                2.04%      2.00%      1.75%
 $1,000,000 or more           0.00%      0.00%      0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased                     Commission

First $3,000,000                       1.00%
Next $2,000,000                        0.50%
Over $5,000,000                        0.25%(1)

(1) Paid over 12 months but only to the extent shares remain outstanding.


In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by an investor. If a purchase results in an account having a value from $1 million to $5 million, then the shares purchased will be subject to a 1.00% contingent deferred sales charge payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.


Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

              Years                Contingent Deferred
         After Purchase                Sales Charge

               0-1                        5.00%
               1-2                        4.00%
               2-3                        3.00%
               3-4                        3.00%
               4-5                        2.00%
               5-6                        1.00%
           More than 6                    0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.


Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.


The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually, commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated by the Distributor at any time.


General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first unless the shareholder instructs otherwise. See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.



Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.




Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced, or without, initial or contingent deferred sales charges. These programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."


Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account, call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.


In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.



HOW TO EXCHANGE SHARES


Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Adviser, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Generally, such exchanges must be between the same classes of shares. Consult your financial service firm or transfer agent for information regarding what funds are available. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.

Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.



Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "round-trip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.


TELEPHONE TRANSACTIONS


All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLAN

Under a 12b-1 Plan, the Fund pays the Distributor monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to each Class of shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because the Class B and Class C shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1991. The Fund commenced operations in 1996 as a separate portfolio of the Trust.

As of the date of this Prospectus, the Adviser owned 100% of each Class of shares of the Fund and therefore may be deemed to "control" the Fund.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621


Distributor
Liberty Financial Investments, Inc.
One Financial Center
Boston, MA 02111-2621


Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA  02108-2624


Custodian
(Effective Early December 1997)
The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, NY  11245


Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:





Printed in U.S.A.






October 27, 1997




COLONIAL
INTERNATIONAL EQUITY
FUND


PROSPECTUS

Colonial International Equity Fund seeks total return through a combination of long-term growth of capital and income by investing primarily in equity securities of companies outside the United States.


For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the October 27, 1997 Statement of Additional Information.




----------------------------- --------------------------

      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

----------------------------- --------------------------

                                COLONIAL TRUST VI

               Cross Reference Sheet (Colonial Equity Income Fund)

Item Number of Form N-1A           Location or Caption in Prospectus

Part A

   1.                              Cover Page

   2.                              Summary of Expenses

   3.                              The Fund's Financial History

   4. Organization and History; How the Fund Pursues its Objective and Certain Risk Factors; The Fund's Investment Objective

   5.                              Cover Page; How the Fund is
                                   Managed;  Organization and
                                   History; The Fund's  Investment
                                   Objective

   6.                              Organization and History;
                                   Distributions  and Taxes; How to
                                   Buy Shares

   7.                              How to Buy Shares; How the Fund
                                   Values its  Shares; 12b-1 Plans;
                                   Back Cover

   8.                              How to Sell Shares; How to
                                   Exchange  Shares; Telephone
                                   Transactions

   9.                              Not Applicable

October 27, 1997


COLONIAL EQUITY INCOME FUND


PROSPECTUS


BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Equity Income Fund (Fund), a diversified portfolio of
Colonial Trust VI (Trust), an open-end management investment company, seeks current income and long-term growth. The Fund is managed by the Adviser, an investment adviser since 1931.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the October 27, 1997 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.


                                                      EI-01/327E-1097

The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."


Contents                                  Page

Summary of Expenses
The Fund's Financial History
The Fund's Investment Objective
How the Fund Pursues its Objective
   and Certain Risk Factors
How the Fund Measures its Performance
How the Fund is Managed
How the Fund Values its Shares
Distributions and Taxes
How to Buy Shares
How to Sell Shares
How to Exchange Shares
Telephone Transactions
12b-1 Plan
Organization and History
Appendix


  NOT FDIC-INSURED        MAY LOSE VALUE
                          NO BANK GUARANTEE


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.


Shareholder Transaction Expenses (1)(2)

                                              Class A    Class B     Class C

Maximum Initial Sales Charge Imposed on a
  Purchase (as a % of offering price)(3)      5.75%     0.00%(5)     0.00%(5)

Maximum Contingent Deferred Sales Charge
  (as a % of offering price)(3)               1.00%(4)  5.00%        1.00%


(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."


(2) Redemption proceeds exceeding $1,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3)  Does not apply to reinvested distributions.
(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase.
     See "How to Buy Shares."

(5) Because of the 0.75% distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.


Annual Operating Expenses (as a % of average net assets)


                         Class A        Class B         Class C
Management fee
 (after fee waiver)       0.00%          0.00%           0.00%

12b-1 fees                0.25           1.00            1.00

Other expenses
 (after fee waiver)       1.30           1.30            1.30
                          ----           ----            ----

Total operating
 expenses                 1.55%          2.30%           2.30%
                          ====           ====            ====



The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that total operating expenses (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.30% annually of the Fund's average net assets. Absent such agreement, the "Management fee" would be 0.80% for each Class of shares, "Other expenses" would be 3.14% for each Class of shares and "Total operating expenses" would be 4.19% for Class A shares and 4.94% for each of Class B and Class C shares.


Example
The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.


                Class A         Class B           Class C
Period:                       (6)      (7)       (6)      (7)
1 year        $ 72          $ 73      $ 23      $ 33     $ 23
3 years        104           102        72        72(9)    72
5 years        137           143       123       123      123
10 years       231           245(8)    245(8)    264      264


If the Adviser did not continue to waive or bear certain Fund expenses, the amounts in the Example would be:


                  Class A         Class B          Class C
Period:
                               (6)      (7)      (6)      (7)
1 year           $  97      $  99     $  49    $  59    $  49
3 years            177        178       148      148(9)   148
5 years            259        267       247      247      247
10 years           469        481(8)    481(8)   495      495


(6)  Assumes redemption at period end.
(7)  Assumes no redemption.
(8) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.
(9) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.


THE FUND'S FINANCIAL HISTORY (b)

The following financial highlights for a share outstanding throughout the period from March 31, 1996 (effective date of registration) through June 30, 1997 have
been   audited   by  Price  Waterhouse  LLP,  independent  accountants.   Their
unqualified report is included in the Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional Information.



                                                                  Class A
                                                     -------------------------
                                                     Year ended   Period ended
                                                      June 30        June 30
                                                     -------------------------
                                                       1997          1996 (c)
                                                       ----          ----
Net Asset Value -
 Beginning of period                                 $10.280        $9.940
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                           0.141         0.044
Net realized and unrealized gain(b)                    2.428         0.296
   Total from Investment Operations                    2.569         0.340
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.159)         ---
Net asset value - End of period                      $12.690       $10.280
Total return(d)(e)                                    25.53%          3.42%(f)
RATIOS TO AVERAGE NET ASSETS
Expenses(g)                                            1.55%          1.55%(h)
Fees and expenses waived or borne
 by the Adviser(g)                                     2.64%          1.55%(h)
Net investment income(g)                               1.27%          1.77%(h)
Portfolio turnover                                      129%            16%(f)
Average commission rate                             $0.0330        $0.0305
Net assets at end of period (000)                    $3,217         $2,570
(a) Net of fees and expenses
    waived or borne by the
    Adviser which amounted to:                       $0.292         $0.039





                                                                  Class B
                                                     -------------------------
                                                     Year ended   Period ended
                                                      June 30        June 30
                                                     -------------------------
                                                       1997          1996 (c)
                                                       ----          ----
Net Asset Value -
 Beginning of period                                 $10.260        $9.940
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                           0.058         0.024
Net realized and unrealized gain(b)                    2.413         0.296
   Total from Investment Operations                    2.471         0.320
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.101)         ---
Net asset value - End of period                      $12.630       $10.260
Total return(d)(e)                                    24.23%          3.22%(f)
RATIOS TO AVERAGE NET ASSETS
Expenses(g)                                            2.30%          2.30%(h)
Fees and expenses waived or borne
 by the Adviser(g)                                     2.64%          1.55%(h)
Net investment income(g)                               0.52%          1.02%(h)
Portfolio turnover                                      129%            16%(f)
Average commission rate                             $0.0330        $0.0305
Net assets at end of period (000)                      $319           $257
(a) Net of fees and expenses
    waived or borne by the
    Adviser which amounted to:                       $0.292         $0.039




                                                                  Class C
                                                     -------------------------
                                                     Year ended   Period ended
                                                      June 30        June 30
                                                     -------------------------
                                                       1997          1996 (c)
                                                       ----          ----
Net Asset Value -
 Beginning of period                                 $10.260        $9.940
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (a)(b)                           0.058         0.024
Net realized and unrealized gain(b)                    2.413         0.296
   Total from Investment Operations                    2.471         0.320
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                            (0.101)         ---
Net asset value - End of period                      $12.630       $10.260
Total return(d)(e)                                    24.23%          3.22%(f)
RATIOS TO AVERAGE NET ASSETS
Expenses(g)                                            2.30%          2.30%(h)
Fees and expenses waived or borne
 by the Adviser(g)                                     2.64%          1.55%(h)
Net investment income(g)                               0.52%          1.02%(h)
Portfolio turnover                                      129%            16%(f)
Average commission rate                             $0.0330        $0.0305
Net assets at end of period (000)                      $319           $257
(a) Net of fees and expenses
    waived or borne by the
    Adviser which amounted to:                       $0.292         $0.039




(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund commenced investment operations on March 25, 1996. The activity shown is from the effective date of registration (March 31, 1996) with the Securities and Exchange Commission.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) If the Adviser had not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(h) Annualized.


Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling 1-800-426-3750.


THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks current income and long-term growth.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund seeks to achieve its objective by investing primarily in U.S. and foreign income-producing equity securities. Normally at least 65% of the Fund's assets will be invested in equity securities. The Fund
also   may   invest  up  to  35%  of  its  assets  in  U.S.  or   foreign   debt
securities.


Equity Securities Generally. Equity securities generally include common and preferred stocks, warrants (rights) to purchase such stock, debt securities convertible into stock, sponsored and unsponsored American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities) and Global Depositary Receipts (receipts issued by foreign banks or trust companies). Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after debt securities and before common stocks in its claim on income for dividend payments and on assets should the issuer be liquidated. Debt or preferred equity securities convertible into or exchangeable for equity securities traditionally pay dividends or interest at rates higher than common stock but lower than non-convertible securities.
Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally two or more years).


The Fund may invest in equity securities on a "when-issued" or forward basis. This means that the Fund will enter into a contract to purchase the underlying security for a fixed price on a date beyond the customary settlement date. No interest accrues until settlement.

Debt   Securities   Generally.   The  Fund  may  invest  in   debt   securities,
without regard to quality or rating. Up to 20% of the Fund's assets may be invested in lower rated debt securities (commonly referred to as "junk bonds"). Lower rated debt securities are debt securities which, because of the greater possibility that the issuers will default, are not investment grade (i.e., are rated below BBB by
Standard & Poor's Corporation or below Baa by Moody's Investors Service, or are unrated but considered by the Adviser to be of comparable credit quality). Because of the increased risk of default, these securities generally have higher nominal or effective interest rates than higher quality securities. Lower rated bonds also are generally considered significantly more speculative and likely to default than higher quality bonds. Relative to other debt securities, their values tend to be more volatile because: (1) an economic downturn may more significantly impact their potential for default, and (2) the secondary market for such securities may at times be less liquid or respond more adversely to negative publicity or investor
perceptions,   making   it  more  difficult  to  value   or   dispose   of   the
securities. The likelihood that these securities will help the Fund achieve its investment objective is more dependent on the Adviser's own credit analysis.

Foreign   Investments.    Investments  in  foreign   securities   (both   equity
and debt), sponsored and unsponsored American Depositary Receipts and Global Depositary Receipts have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage) and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell (i) foreign
currencies   on  a  spot  or  forward  basis,  (ii)  foreign  currency   futures
contracts, and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in
another   currency,  of  a  foreign  currency  in  which  securities   held   by
the  Fund  are  denominated.   The  Fund will  not  attempt,  nor  would  it  be
able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value
declines,   it  limits  the  potential  gain  from  currency  value   increases.
See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.

Temporary/Defensive Investments. Temporarily available cash may be invested in U.S. or foreign currency-denominated cash equivalents and short-term debt obligations, including certificates of deposit, time deposits, bankers' acceptances, commercial paper, Treasury bills and
repurchase  agreements.   Some  or  all  of  the  Fund's  assets  also  may   be
invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from  a  bank  or  dealer,  which  is obligated  to  buy  it  back  at  a  fixed
price   and  time.   The  security  is  held  in  a  separate  account  at   the
Fund's custodian, and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating
the   collateral,   and   may   experience  a  loss   if   it   is   unable   to
demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in
repurchase   agreements   maturing  in  more   than   seven   days   and   other
illiquid assets.


Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities (other than short-term securities) while borrowings exceed 5% of net assets.


Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund will notify investors in connection with any material change in the Fund's investment objective. If there is a change in the investment objective or investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in
investment   objective   or  investment  policies.    The   Fund's   fundamental
investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares, and the contingent deferred sales charge
applicable  to  the  time  period  quoted  on  Class  B  and  Class  C   shares.
Other   total  returns  differ  from  average  annual  total  return   only   in
that    they   may   relate   to   different   time   periods,   may   represent
aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.


Each   Class's  yield,  which  differs  from  total  return  because   it   does
not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent quarter's distributions, annualized, by the maximum offering price of that Class at the end of the quarter. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The   Trustees   formulate  the  Fund's  general  policies   and   oversee   the
Fund's affairs as conducted by the Adviser.

Liberty Financial Investments, Inc. (Distributor) is a subsidiary of the Adviser and serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. The Colonial Group, Inc. is a direct subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect
subsidiary    of   Liberty   Mutual   Insurance   Company   (Liberty    Mutual).
Liberty   Mutual   is   considered  to  be  the  controlling   entity   of   the
Adviser   and   its   affiliates.   Liberty  Mutual   is   an   underwriter   of
workers'  compensation  insurance  and  a  property  and  casualty  insurer   in
the U.S.


The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund pays the Adviser an annual rate of 0.80% of the Fund's average daily net assets.

John   E.  Lennon,  Vice  President  of  the   Adviser,  co-manages  the   Fund.
He has managed various other Colonial equity funds since 1982.



Michael Rega, Vice President of the Adviser, has been employed by the Adviser as an Analyst since 1993 and has co-managed the Fund and another Colonial equity fund since 1996. Prior to joining the Adviser in 1993, Mr. Rega was a Project Manager at Massachusetts Institute of Technology's Lincoln Laboratory.


The  Adviser  also  provides  pricing  and  bookkeeping  services  to  the  Fund
for   a  monthly  fee  of  $2,250  plus  a  percentage  of  the  Fund's  average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses. Commencing in October 1997, the fee for transfer and shareholder services will be reduced monthly through September 1998 until the fee reaches 0.236%.


Each   of   the  foregoing  fees  is  subject  to  any  reimbursement   or   fee
waiver to which the Adviser may agree.

The   Adviser  places  all  orders  for  the  purchase  and  sale  of  portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and brokerage  services  provided,  the Adviser  may  cause  the  Fund  to  pay  the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.


Fund expenses consist of management, bookkeeping, shareholder service and transfer agent fees discussed above, 12b-1 service and distribution fees discussed under the caption "12b-1 Plan," and all other expenses, fees, charges, taxes, organization costs and liabilities incurred or arising in connection with the Fund or Trust or in connection with the management thereof, including but not limited to, trustees' compensation and expenses and auditing, counsel,
custodian   and   other   expenses  deemed   necessary   and   proper   by   the
Trustees.


The   Adviser   may  use  the  services  of  AlphaTrade  Inc.,  its   registered
broker-dealer subsidiary, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Trustees and Investment Company Act Rule 17e-1.


HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares
of   the   Fund  are  valued  as  of  the  close  (normally  4:00  p.m.  Eastern time) of the New York Stock Exchange (Exchange) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.


DISTRIBUTIONS AND TAXES

The   Fund  intends  to  qualify  as  a  "regulated  investment  company"  under
the   Internal   Revenue   Code   and  to  distribute   to   shareholders    net
income   at   least   quarterly   and  any   net   realized   gain,   at   least
annually.


Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or  less  will  not  be  paid  in  cash to shareholders  but  will  be  invested in additional shares of the same Class of the Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and
other   distributions  reinvested  in  additional  shares.   No  interest   will
accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.


Whether   you   receive   distributions  in   cash   or   in   additional   Fund
shares,  you  must  report  them  as  taxable  income  unless  you  are  a  tax-
exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Shares  of  the  Fund  are  offered  continuously.   Orders  received  in   good
form  prior  to  the  time  at  which the Fund values  its  shares   (or  placed
with  a  financial  service  firm  before  such  time  and  transmitted  by  the
financial   service   firm   before  the  Fund  processes   that   day's   share
transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.


The   minimum   initial  investment  is  $1,000;  subsequent   investments   may
be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.


Class  A  Shares.   Class  A  shares are offered at  net  asset  value  plus  an initial sales charge as follows:

                                                Retained
                                                   by
                                                Financial
                                                 Service
                                as % of           Firm
                          -------------------    as % of
                          Amount     Offering    Offering
Amount Purchased          Purchased   Price       Price
-----------------         ---------  --------   ---------
Less than $50,000         6.10%      5.75%       5.00%

$50,000 to less than
  $100,000                4.71%      4.50%       3.75%

$100,000 to less than
  $250,000                3.63%      3.50%       2.75%

$250,000 to less than
  $500,000                2.56%      2.50%       2.00%

$500,000 to less than
  $1,000,000              2.04%      2.00%       1.75%

$1,000,000 or more        0.00%      0.00        0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

Amount Purchased    Commission
----------------    ----------
First $3,000,000      1.00%
Next $2,000,000       0.50%
Over $5,000,000       0.25%(1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.


In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held. If a purchase results in an account having a value from $1 million to $5 million then the shares purchased will be subject to a 1.00% contingent deferred sales charge payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.


Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

      Years      Contingent
      After       Deferred
     Purchase   Sales Charge
     --------   ------------
       0-1         5.00%
       1-2         4.00%
       2-3         3.00%
       3-4         3.00%
       4-5         2.00%
       5-6         1.00%
    More than 6    0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 4.00% on Class B share purchases.


Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.


The Distributor pays financial service firms an initial commission of 1.00% on Class C share purchases and an ongoing commission of 0.75% annually, commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated by the Distributor at any time.


General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first, unless the shareholder instructs otherwise. See the Statement of Additional Information for more information.


Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.


Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional
Information for more information.


Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. The programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."


Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account call 1-800-345-6611. A shareholder's manual explaining all available services will be provided upon request.


In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the Statement of Additional Information for more information.


HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).

Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                Colonial Investors Service Center, Inc.
                             P.O. Box 1722
                        Boston, MA  02105-1722
                            1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.



HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Adviser, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Generally, such exchanges must be between the same classes of shares. Consult your financial service firm or the transfer agent for information regarding what funds are available. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.


Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "round-trip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.



TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed.
Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLAN

Under a 12b-1 Plan, the Fund pays the Distributor monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to each Class of shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because the Class B and Class C shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.


ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1991. The Fund commenced operations in 1996 as a separate portfolio of the Trust.

As of the date of this Prospectus, Keyport Life Insurance Company owned 100% of each Class of shares of the Fund and, therefore, may be deemed to "control" the Fund.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.


                               APPENDIX
                      DESCRIPTION OF BOND RATINGS
                                  S&P


APPENDIX
DESCRIPTION OF BOND RATINGS
S&P
AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.


MOODY'S
Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa bonds are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba bonds are judged to have speculative elements; their future cannot be considered as well secured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.
Uncertainty of position characterizes bonds in this class.

B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Investment Adviser
Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

Distributor
Liberty Financial Investments, Inc.
One Financial Center
Boston, MA 02111-2621


Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624

Custodian
(Effective Early December 1997)
The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, NY 11245


Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624


Your financial service firm is:

Printed in U.S.A.

October 27, 1997


COLONIAL EQUITY INCOME FUND


PROSPECTUS


Colonial Equity Income Fund seeks current income and long-term growth.


For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the October 27, 1997 Statement of Additional
Information.




NOT FDIC-INSURED      MAY LOSE VALUE
                      NO BANK GUARANTEE




                                COLONIAL TRUST VI

             Cross Reference Sheet (Colonial Aggressive Growth Fund)

Item Number of Form N-1A            Location or Caption in Prospectus

Part A

   1.                               Cover Page

   2.                               Summary of Expenses

   3.                               The Fund's Financial History

   4. Organization and History; How the Fund Pursues its Objective and Certain Risk Factors; The Fund's Investment Objective

   5.                               Cover Page; How the Fund is
                                    Managed;  Organization and
                                    History; The Fund's  Investment
                                    Objective

   6.                               Organization and History;
                                    Distributions  and Taxes; How to
                                    Buy Shares

   7.                               How to Buy Shares; How the Fund
                                    Values its  Shares; 12b-1 Plans;
                                    Back Cover

   8.                               How to Sell Shares; How to
                                    Exchange  Shares; Telephone
                                    Transactions

   9.                               Not Applicable

October 27, 1997                                               AG-01/325ZE-1097


COLONIAL AGGRESSIVE GROWTH FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Adviser) and your full-service financial adviser want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial adviser to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

Colonial Aggressive Growth Fund (Fund), a diversified portfolio of Colonial Trust VI (Trust), an open-end management investment company, seeks capital appreciation. The Fund is managed by the Adviser, an investment adviser since 1931.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the October 27, 1997 Statement of Additional Information which has been filed with the Securities and Exchange Commission and is obtainable free of charge by calling the Adviser at 1-800-426-3750. The Statement of Additional Information is incorporated by reference in (which means it is considered to be a part of) this Prospectus.



The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."



Contents                                                     Page
Summary of Expenses                                           2
The Fund's Financial History                                  4
The Fund's Investment Objective                               5
How the Fund Pursues its
  Objective and Certain Risk Factors                          5
How the Fund Measures its
  Performance                                                 7
How the Fund is Managed                                       8
How the Fund Values its Shares                                9
Distributions and Taxes                                       9
How to Buy Shares                                             9
How to Sell Shares                                           11
How to Exchange Shares                                       12
Telephone Transactions                                       12
12b-1 Plan                                                   13
Organization and History                                     13



NOT FDIC-INSURED                        MAY LOSE VALUE
                                        NO BANK GUARANTEE



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your annual expenses for an investment in each Class of the Fund's shares. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.

Shareholder Transaction Expenses (1)(2)

                                             Class A       Class B     Class C
Maximum Initial Sales Charge Imposed on
  a Purchase (as a % of offering price)(3)      5.75%      0.00%(5)     0.00%(5)
Maximum Contingent Deferred Sales Charge
  (as a % of offering price)(3)                 1.00%(4)   5.00%        1.00%



(1) For accounts less than $1,000 an annual fee of $10 may be deducted.
    See "How to Buy Shares."
(2) Redemption proceeds exceeding $1,000 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3) Does not apply to reinvested distributions.
(4) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

(5) Because of the 0.75% distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because the Fund's Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

Annual Operating Expenses (as a % of average net assets)

                                             Class A       Class B     Class C
Management fee (after fee waiver)               0.00%        0.00%     0.00%
12b-1 fees                                      0.25         1.00      1.00
Other expenses (after fee waiver)               1.30         1.30      1.30
                                                ----        -----      ------
Total operating expenses                        1.55%        2.30%     2.30%
                                                =====        =====     ======



The Adviser has agreed, until further notice, to waive fees and bear certain Fund expenses to the extent that "Total operating expenses" (exclusive of service fees, distribution fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 1.30% annually of the Fund's average net assets. Absent such agreement, the "Management fee" would be 0.85% for each Class of shares, "Other expenses" would be 3.02% for each Class of shares and "Total operating expenses" would be 4.12% for Class A shares and 4.87% for each of Class B and Class C shares.


Example

The following Example shows the cumulative expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. The 5% return and expenses used in this Example should not be considered indicative of actual or expected Fund performance or expenses, both of which will vary.


                        Class A        Class B              Class C
Period:                             (6)         (7)       (6)        (7)
1 year                  $ 72      $ 73        $ 23        $33       $ 23
3 years                  104       102          72         72(9)      72
5 years                  137       143         123        123        123

10 years                 231       245(8)      245(8)     264        264

If the Adviser did not continue to waive or bear certain Fund expenses, the amounts in the Example would be:


                        Class A        Class B              Class C
Period:                             (6)         (7)       (6)        (7)
1 year                   $ 97      $ 99        $ 49        $ 59      $ 49
3 years                   176       176         146         146(9)    146
5 years                   256       264         244         244       244
10 years                  463       476(8)      476(8)      490       490


(6) Assumes redemption at period end.
(7) Assumes no redemption.

(8) Class B shares automatically convert to Class A shares after approximately 8 years; therefore, years 9 and 10 reflect Class A share expenses.
(9) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

THE FUND'S FINANCIAL HISTORY

The following financial highlights for a share outstanding throughout the period from March 31, 1996 (effective date of registration) through June 30, 1997 have been audited by Price Waterhouse LLP, independent accountants. Their unqualified report is included in the Fund's 1997 Annual Report and is incorporated by reference into the Statement of Additional Information.


                                                                        Class A                                 Class B
                                                              ------------------------------          ----------------------------
                                                              Year ended        Period ended          Year ended      Period ended
                                                               June 30            June 30,             June 30           June 30,
                                                                 1997             1996 (c)               1997            1996 (c)
                                                              ------------------------------          ----------------------------
Net asset value - Beginning of period                          $11.300           $10.110               $11.280          $10.110
                                                               -------           -------               -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)                                      (0.114)           (0.016)               (0.200)          (0.036)
Net realized and unrealized gain (b)                             1.484             1.206                 1.475            1.206
                                                               -------           -------               -------          -------
    Total from Investment Operations                             1.370             1.190                 1.275            1.170
                                                               -------           -------               -------          -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                      (0.005)              ---                   ---              ---
From net realized gains                                         (0.015)              ---                (0.015)             ---
                                                               -------           -------               -------          -------
   Total Distributions Declared to Shareholders                 (0.020)              ---                (0.015)             ---
                                                               -------           -------               -------          -------
Net asset value - End of period                                $12.650           $11.300               $12.540          $11.280
                                                               -------           -------               -------          -------
Total return (d)(e)                                              12.14%            11.77%(f)             11.31%           11.57%(f)
                                                               -------           -------               -------          -------
RATIOS TO AVERAGE NET ASSETS
Expenses(h)                                                       1.55%             1.55%(g)              2.30%            2.30%(g)
Fees and expenses waived or borne by the Adviser (h)              2.57%             1.38%(g)              2.57%            1.38%(g)
Net investment loss (h)                                          (0.99)%           (0.58)%(g)            (1.74)%          (1.33)%(g)
Portfolio turnover                                                  54%                0%(f)                54%               0%(f)
Average commission rate                                        $0.0392            $0.000               $0.0392           $0.000
Net assets at end of period (000)                               $3,185            $2,826                  $314             $282

---------------------
(a) Net of fees and expenses waived or borne by the Adviser
    which amounted to:                                          $0.297            $0.038                $0.297           $0.038


                                                                               Class C
                                                                   --------------------------------
                                                                   Year ended          Period ended
                                                                     June 30             June 30,
                                                                       1997              1996 (c)
                                                                   --------------------------------
Net asset value - Beginning of period                                $11.280             $10.110
                                                                     -------             -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss (a)(b)                                            (0.200)             (0.036)
Net realized and unrealized gain (b)                                   1.475               1.206
                                                                     -------             -------
    Total from Investment Operations                                   1.275               1.170
                                                                     -------             -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                                               ---                 ---
From net realized gains                                               (0.015)                ---
                                                                     -------             -------
   Total Distributions Declared to Shareholders                       (0.015)                ---
                                                                     -------             -------
Net asset value - End of period                                      $12.540             $11.280
                                                                     -------             -------
Total return (d)(e)                                                    11.31%              11.57%(f)
                                                                     -------             -------
RATIOS TO AVERAGE NET ASSETS
Expenses(h)                                                             2.30%               2.30%(g)
Fees and expenses waived or borne by the Adviser (h)                    2.57%               1.38%(g)
Net investment loss (h)                                                (1.74)%             (1.33)%(g)
Portfolio turnover                                                        54%                  0%(f)
Average commission rate                                              $0.0392              $0.000
Net assets at end of period (000)                                       $314                $282





---------------------
(a) Net of fees and expenses waived or borne by the Adviser
    which amounted to:                                                $0.297             $0.038

(b) Per share data was calculated using average shares outstanding during the period.
(c) The Fund commenced investment operations on March 25, 1996. The activity shown is from the effective date of registration (March 31, 1996) with the Securities and Exchange Commission.
(d) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(e) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(f) Not annualized.
(g) Annualized.
(h) The benefits derived from custody credits and directed brokerage arrangements had no impact.

Further performance information is contained in the Fund's Annual Report to shareholders, which is obtainable free of charge by calling
1-800-426-3750.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

HOW THE FUND PURSUES ITS
OBJECTIVE AND CERTAIN RISK
FACTORS

The Fund seeks to achieve its objective by investing principally in common stocks and convertible preferred stocks. The Fund may also purchase bonds, including convertible bonds, and other types of securities, as explained below. In selecting investments, the Adviser uses a disciplined process intended to create a diversified portfolio whose performance (before expenses) will exceed that of the universe of capital appreciation funds while maintaining risk characteristics that are generally consistent with that universe. However, there is no assurance that the portfolio's performance will exceed (or its risk characteristics will match) that of the capital appreciation fund universe, or that the Fund will achieve its objective.

Equity Securities Generally. Equity securities generally include common and preferred stock, warrants (rights) to purchase such stock, debt securities convertible into stock, sponsored and unsponsored American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities) and Global Depositary Receipts (receipts issued by foreign banks or trust companies). Equity securities also include shares issued by investment companies that invest primarily in the foregoing securities. Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after debt securities and before common stocks in its claim on income for dividend payments and on assets should the issuer be liquidated. Debt or preferred equity securities convertible into or exchangeable for equity securities traditionally pay dividends or interest at rates higher than common stock but lower than non-convertible securities. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants. A reason for investing in warrants is to permit the Fund to participate in an anticipated increase in the market value of a security without having to purchase the security to which the warrants relate. Warrants convey no rights to dividends or voting rights, but only an option to purchase equity securities of the issuer at a fixed price. If such securities appreciate, the warrants may be exercised and the underlying security sold at a gain. A loss will be incurred if such securities decrease in value and the warrant is sold. If the term of the warrant expires before it is exercised, the Fund will loose its entire investment in the warrant. The Fund may invest in equity securities on a "when-issued" or forward basis. This means that the Fund will enter into a contract to purchase the underlying security for a fixed price on a date beyond the customary settlement date. No interest accrues until settlement.



Small and New Issuers. The Fund generally invests a significant portion of its assets in the securities of smaller and newer issues. Small and medium-sized companies (having stock market values between $20 million and $1 billion for smaller-sized companies and $1 billion and $8 billion for medium-sized companies) with a market niche or proprietary products have the potential to grow rapidly. Securities of such companies may offer greater opportunities for capital appreciation than the securities of larger, better established companies, but may also involve certain special risks. Such companies often have limited product lines, operating histories, markets or financial resources and depend heavily on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value, than exchange listed securities of larger companies.

Other Investment Companies. Up to 10% of the Fund's total assets may be invested in other investment companies. Such investments will involve the payment of duplicative fees through the indirect payment of a portion of the expenses, including advisory fees, of such other investment companies.

Foreign Investments. Investments in foreign securities, sponsored and unsponsored American Depositary Receipts and Global Depositary Receipts have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of foreign securities may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include the possibility of unfavorable movements in currency exchange rates, the existence of less liquid markets, the unavailability of reliable information about issuers, the existence (or potential imposition) of exchange control regulations (including currency blockage) and political and economic instability, among others. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the Statement of Additional Information for more information about foreign investments.

Private Placements. The Fund may purchase securities in private placements. These are offerings directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the Securities and Exchange Commission and although certain of these securities may be readily sold to other institutional investors, others may be illiquid and their sale may involve delays and additional costs. The Fund will not invest more than 15% of its net assets in illiquid securities.

Foreign Currency Transactions. In connection with its investments in foreign securities, the Fund may purchase and sell (i) foreign currencies on a spot or forward basis, (ii) foreign currency futures contracts, and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the Statement of Additional Information for information relating to the Fund's obligations in entering into such transactions.

Index and Interest Rate Futures; Options. The Fund may purchase and sell (i) U.S. and foreign stock and bond index futures contracts, (ii) U.S. and foreign interest rate futures contracts and (iii) options on any of the foregoing, all of which may be considered to be derivative securities. Such transactions may be entered into (i) to gain exposure to a particular market pending investment in individual securities, or (ii) to hedge against increases in interest rates. The Fund also may purchase and write options on individual securities. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. An option generally gives the option holder the right, but not the obligation, to purchase or sell the underlying instrument prior to the option's specified expiration date. If the option expires unexercised, the holder will lose any amount it paid to acquire the option. Transactions in futures and related options may not precisely achieve the goals of hedging or gaining market exposure to the extent there is an imperfect correlation between the price movements of the contracts and of the underlying index or securities. In addition, if the Adviser's prediction of rates or stock market movements is inaccurate, the Fund may be worse off than if it had not purchased or sold the futures contract or option. The total market value of
                                       8
securities to be acquired or delivered pursuant to options contracts, entered into by the Fund, will not exceed 5% of the Fund's total assets. In addition, the Fund may not purchase or sell futures contracts or purchase related options if immediately thereafter the sum of the amount of deposits for initial margin or premiums on existing futures and related options positions would exceed 5% of the Fund's total assets.

Temporary/Defensive Investments. Temporarily available cash may be invested in U.S. or foreign currency denominated cash equivalents and short-term debt obligations, including certificates of deposit, time deposits, bankers' acceptances, commercial paper, Treasury bills and repurchase agreements. Some or all of the Fund's assets also may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian, and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral may be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral, and may experience a loss if it is unable to demonstrate its rights to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.



Borrowing of Money. The Fund may borrow money from banks for temporary or emergency purposes up to 10% of its net assets. However, the Fund will not purchase additional portfolio securities (other than short-term securities) while borrowings exceed 5% of net assets.

Leverage. The purchase of securities on a "when-issued" basis, the entering into of forward commitments, the purchase and sale of futures and forward currency contracts and the purchase and sale of certain options may present additional risks associated with the use of leverage. Leverage may magnify the effect on Fund share values of fluctuations in the values of the securities underlying these transactions. In accordance with Securities and Exchange Commission pronouncements, to reduce (but not necessarily eliminate) leverage, the Fund will either "cover" its obligations under such transactions by holding the securities (or rights to acquire the securities) it is obligated to deliver under such transactions, or deposit and maintain in a segregated account with its custodian cash or high quality liquid debt securities equal in value to the Fund's obligations under such transactions.

Other. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund will notify investors in connection with any material change in the Fund's investment objective or investment policies. If there is a change in the investment objective or investment policies, shareholders should consider whether the Fund remains an appropriate investment in light of their financial position and needs. Shareholders may incur a contingent deferred sales charge if shares are redeemed in response to a change in investment objective or investment policies. The Fund's fundamental investment policies listed in the Statement of Additional Information cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the Statement of Additional Information.


HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the Securities and Exchange Commission's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares,

                                       9

and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns and may not reflect the initial or contingent deferred sales charges.


Each Class's yield, which differs from total return because it does not consider changes in net asset value, is calculated in accordance with the Securities and Exchange Commission's formula. Each Class's distribution rate is calculated by dividing the most recent twelve months' distributions by the maximum offering price of that Class at the end of the period. Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the Statement of Additional Information for more information. All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Adviser.

Liberty Financial Investments, Inc. (Distributor), a subsidiary of the Adviser, serves as the distributor for the Fund's shares. Colonial Investors Service Center, Inc. (Transfer Agent), an affiliate of the Adviser, serves as the shareholder services and transfer agent for the Fund. Each of the Adviser, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc., which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Adviser and its affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.



The Adviser furnishes the Fund with investment management, accounting and administrative personnel and services, office space and other equipment and services at the Adviser's expense. For these services, the Fund paid the Adviser 0.85% of the Fund's average daily net assets in the fiscal year 1997.



Mark Stoeckle, Vice President of the Adviser, has managed or co-managed the Fund since January, 1997. Prior to joining the Adviser in 1996, Mr. Stoeckle was a portfolio manager at Massachusetts Financial Services Company and an investment banker at Bear, Stearns & Co. Inc.


The Adviser also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to the Fund for a fee of 0.25% annually of average net assets plus certain out-of-pocket expenses. Commencing in October, 1997, the fee for such transfer agency and shareholder services will be reduced monthly through September, 1998 until the fee reaches 0.236%.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Adviser may agree.

The Adviser places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Adviser may consider research and brokerage services furnished by such broker-dealers to the Adviser and its affiliates. In recognition of the research and

                                       10
brokerage services provided, the Adviser may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. The Adviser may use the services of AlphaTrade Inc., its registered broker-dealer subsidiary, when buying or selling equity securities for the Fund's portfolio, pursuant to procedures adopted by the Trustees and Investment Company Act Rule 17e-1. Subject to seeking best execution, the Adviser may consider sales of shares of the Fund (and of certain other Colonial funds) in selecting broker-dealers for portfolio security transactions.



Fund expenses consist of management, bookkeeping, shareholder service and transfer agent fees discussed above, 12b-1 service and distribution fees discussed under the caption "12b-1 Plan," and all other expenses, fees, charges, taxes, organization costs and liabilities incurred or arising in connection with the Fund or Trust or in connection with the management thereof, including but not limited to Trustees' compensation and expenses and auditing, counsel, custodian and other expenses deemed necessary and proper by the Trustees.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are valued as of the close of the New York Stock Exchange (Exchange) (normally 4:00 p.m. Eastern time) each day the Exchange is open. Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Adviser determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. All other securities and assets are valued at their fair value following procedures adopted by the Trustees.


DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income and any net realized gain, at least annually.



Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.

Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.
                                       11

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with a financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.



The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Colonial Fundamatic program is $50; and the minimum initial investment for a Colonial retirement account is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the Statement of Additional Information for more information.


Class A Shares. Class A shares are offered at net asset value plus an initial sales charge as follows:



                                               Initial Sales Charge
                                      -----------------------------------------
                                                                      Retained
                                                                         by
                                                                      Financial
                                                                       Service
                                                    as % of             Firm
                                          -------------------------    as % of
                                          Amount         Offering     Offering
Amount Purchased                         Invested         Price        Price
Less than $50,000                          6.10%        5.75%          5.00%
$50,000 to less than $100,000              4.71%        4.50%          3.75%
$100,000 to less than $250,000             3.63%        3.50%          2.75%
$250,000 to less than $500,000             2.56%        2.50%          2.00%
$500,000 to less than $1,000,000           2.04%        2.00%          1.75%
$1,000,000 or more                         0.00%        0.00%          0.00%

On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:

 Amount Purchased                       Commission

First $3,000,000                          1.00%
Next $2,000,000                           0.50%
Over $5,000,000                           0.25%(1)

(1) Paid over 12 months but only to the extent the shares remain outstanding.


In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by an investor. If a purchase results in an account having a value from $1 million to $5 million then the shares purchased will be subject to a 1.00% contingent deferred sales charge payable to the Distributor, if redeemed within 18 months from the first day of the month following the purchase. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

Class B Shares. Class B shares are offered at net asset value, without an initial sales charge, subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

                 Years              Contingent Deferred
             After Purchase            Sales Charge
                 0-1                      5.00%
                 1-2                      4.00%
                 2-3                      3.00%
                 3-4                      3.00%
                 4-5                      2.00%
                 5-6                      1.00%
              More than 6                 0.00%

Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service

                                       12
firms a commission of 4.00% on Class B share purchases.


Class C Shares. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.



The Distributor pays financial service firms an initial commission of 1.00% on purchases of Class C shares and an ongoing commission of 0.75% annually, commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated by the Distributor at any time.



General. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first unless the shareholder instructs otherwise. See the Statement of Additional Information for more information.



Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for Class A shares. Consult your financial service firm.



Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the Statement of Additional Information for more information.



Special Purchase Programs. The Fund allows certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. The programs are described in the Statement of Additional Information under "Programs for Reducing or Eliminating Sales Charges."



Shareholder Services and Account Fees. A variety of shareholder services are available. For more information about these services or your account call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.



In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts. See "Special Purchase Programs/Investor Services" in the
Statement of Additional Information for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds as soon as the check has cleared (which may take up to 15 days).



Selling Shares Directly To The Fund. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                     Colonial Investors Service Center, Inc.
                                  P.O. Box 1722
                              Boston, MA 02105-1722
                                 1-800-345-6611

Selling Shares Through Financial Service Firms. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

General. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the Statement of Additional Information for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law.


HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Adviser, Stein Roe & Farnham Incorporated and Newport Fund Management, Inc. Generally, such exchanges must be between the same classes of shares. Consult your financial service firm or Transfer Agent for information regarding what funds are available. Shares will continue to age without regard to the exchange for purposes of conversion and determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus and an exchange authorization form. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Adviser determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Adviser's ability to manage the Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders.



Class A Shares. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which time exchanges are made at the net asset value next determined.

Class B Shares. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund into which the original investment was made.

Class C Shares. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "round-trip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund A to Fund B and back to Fund A would be permitted only once during each three-month period.


TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisers are automatically eligible to exchange Fund shares and redeem up to $50,000 of Fund shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemption privileges for larger amounts may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial adviser provide certain identifying information. Shareholders and/or their financial advisers wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisers should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Adviser, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisers are not obligated to transact by telephone.


12B-1 PLAN

Under a 12b-1 Plan, the Fund pays the Distributor monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to each Class of shares. The 12b-1 Plan also requires the Fund to

                                       15
pay the Distributor monthly a distribution fee at the annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because the Class B and Class C shares bear the additional distribution fee, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the Statement of Additional Information for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Adviser) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1991. The Fund commenced operations in 1996 as a separate portfolio of the Trust.

As of the date of this Prospectus, Keyport Life Insurance Company owned 100% of each Class of shares of the Fund and, therefore, may be deemed to "control" the Fund.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Trust vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the Statement of Additional Information for more information.

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                                       17

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                                      18

Investment Adviser
Colonial Management Associates, Inc
One Financial Center
Boston, MA  02111-2621

Distributor
Colonial Investment Services, Inc.
One Financial Center
Boston, MA 02111-2621

Custodian
Boston Safe Deposit and Trust Company
One Boston Place
Boston, MA 02108-2624

Custodian
(effective early December 1997)
The Chase Manhattan Bank
4 Chase MetroTech Center
Brooklyn, NY 11245

Shareholder Services and Transfer Agent
Colonial Investors Service Center, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, MA 02110-2624

Legal Counsel
Ropes & Gray
One International Place
Boston, MA 02110-2624

Your financial service firm is:


October 27, 1997


COLONIAL AGGRESSIVE
GROWTH FUND

PROSPECTUS

Colonial Aggressive Growth Fund seeks capital appreciation.



For more detailed information about the Fund, call the Adviser at 1-800-426-3750 for the October 27, 1997 Statement of Additional Information.




     NOT FDIC-INSURED                        MAY LOSE VALUE
                                             NO BANK GUARANTEE



Printed in U.S.A.

                                COLONIAL TRUST VI

                              Cross Reference Sheet

       (Colonial U.S. Stock Fund, formerly Colonial U.S. Fund for Growth)

Item Number of Form N-1A       Location or Caption in the
                               Statement of  Additional
                               Information

Part B

   10.                         Cover Page

   11.                         Table of Contents

   12.                         Not Applicable

   13.                         Investment Objective and Policies;
                               Fundamental Investment Policies;
                               Other  Investment Policies;
                               Portfolio Turnover;  Miscellaneous
                               Investment Practices

   14.                         Fund Charges and Expenses;
                               Management of  the Colonial Funds

   15.                         Fund Charges and Expenses

   16.                         Fund Charges and Expenses;
                               Management of  the Colonial Funds;
                               Sub-Adviser

   17.                         Fund Charges and Expenses;
                               Management of  the Colonial Funds;
                               Sub-Adviser

   18.                         Shareholder Meetings; Shareholder
                               Liability

   19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                               Programs/Investor  Services;
                               Programs For Reducing or
                               Eliminating Sales Charges; How to
                               Sell  Shares; How to Exchange
                               Shares

   20.                         Taxes

   21.                         Fund Charges and Expenses;
                               Management of  the Colonial Funds

   22.                         Fund Charges and Expenses;
                               Investment  Performance;
                               Performance Measures

   23.                         Independent Accountants

                            COLONIAL U.S. STOCK FUND
                       Statement of Additional Information
                                October 27, 1997



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial U.S. Stock Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated October 27, 1997. This SAI should be read together with a Prospectus and the Fund's most recent Annual Report dated June 30, 1997. Investors may obtain a free copy of the Prospectus and the Annual Report from Liberty Financial Investments, Inc., One Financial Center, Boston, MA 02111-2621.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

       Part 1                                                          Page

       Definitions
       Investment Objective and Policies
       Fundamental Investment Policies
       Other Investment Policies
       Fund Charges and Expenses
       Investment Performance
       Custodian
       Independent Accountants

       Part 2

       Miscellaneous Investment Practices
       Taxes
       Management of the Colonial Funds
       Determination of Net Asset Value
       How to Buy Shares
       Special Purchase Programs/Investor Services
       Programs for Reducing or Eliminating Sales Charges
       How to Sell Shares
       Distributions
       How to Exchange Shares
       Suspension of Redemptions
       Shareholder Liability
       Shareholder Meetings
       Performance Measures
       Appendix I
       Appendix II


SF-16/301E-1097

                                       a

                                     Part 1
                            COLONIAL U.S. STOCK FUND
                       Statement of Additional Information
                                October 27, 1997

DEFINITIONS

"Trust"   Colonial Trust VI
"Fund"    Colonial U.S. Stock Fund
"Adviser" Colonial Management Associates, Inc., the Fund's investment adviser
"LFII"    Liberty Financial Investments, Inc., the Fund's distributor
"CISC"    Colonial Investors Service Center, Inc., the Fund's shareholder services and transfer agent

INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectus describes the Fund's investment objective and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:


         Repurchase Agreements
         Money Market Instruments
         Securities Loans
         Short-Term Trading
         Foreign Securities


Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval. Effective February 28, 1997, the Fund changed its name from Colonial U.S. Fund for Growth to its current name.


FUNDAMENTAL INVESTMENT POLICIES

The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies cannot be changed without such a vote.

The Fund may:

1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities while borrowings exceed 5% of net assets;

2. Only own real estate acquired as the result of owning securities; the value of such real estate may not exceed 5% of total assets;

3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;

4. Underwrite securities issued by others only when disposing of portfolio securities;

5. Make loans (i) through lending of securities not exceeding 30% of total assets, (ii) through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and
     (iii) through repurchase agreements; and

6. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES

As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but the Fund may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;

2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts exceeds 5% of its total assets; and

                                       b

4. Invest more than 15% of its net assets in illiquid assets (i.e., assets which may not be sold in the ordinary course at approximately the price at which they are valued by the Fund).

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, the issuer is the entity whose revenues support the security.

FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average net assets of the Fund, determined at the close of each business day during the month, at the annual rate of 0.80%, subject to any voluntary reduction that the Adviser may agree to from time to time.


Effective November 18, 1996, a sub-advisory agreement among State Street Bank and Trust Company (State Street), the Adviser and the Trust terminated. During the fiscal years ended June 30, 1997, 1996 and 1995, State Street received from the Adviser $------, $1,467 and $1,141 and $854 (dollars in thousands), respectively.


Recent Fees paid to the Adviser, LFII and CISC (dollars in thousands)


                                                         Year ended June 30
                                                    1997      1996       1995
                                                    ----      ----       ----
Management fee                                     $4,271    $3,342     $2,266
Bookkeeping fee                                       196       156        109
Shareholder service and transfer agent fee          1,620     1,262        864
12b-1 fees:
     Service fee (Classes A , B and C)              1,343     1,045        707
     Distribution fee (Class B)                     2,564     1,978      1,319
     Distribution fee (Class C)                        72        42         11





Brokerage Commissions (dollars in thousands)

                                                         Year ended June 30
                                                   1997       1996       1995
                                                   ----       ----       ----
Total commissions                                $   715     $  803     $  576
Directed transactions (a)                         44,183     18,970     16,594
Commissions on directed transactions                  43         24         29


(a) See "Management of the Colonial Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.

Trustees' Fees


For the fiscal year ended June 30, 1997 and the calendar year ended December 31, 1996 the Trustees received the following compensation for serving as Trustees
(b):


                                                          Total Compensation
                              Aggregate                   From Trust and Fund
                              Compensation                Complex Paid To The
                              From Fund For The           Trustees For The
                              Fiscal Year Ended           Calendar Year Ended
Trustee                       June 30, 1997               December 31, 1996(c)
-------                       -------------               --------------------

Robert J. Birnbaum             $2,639                      $ 92,000
Tom Bleasdale                  $2,952(d)                   $104,500(e)
Lora S. Collins                 2,637                        92,000
James E. Grinnell               2,642(f)                     93,000
William D. Ireland, Jr.         2,951                       109,000
Richard W. Lowry                2,696                        95,000
William E. Mayer                2,637                        91,000
James L. Moody, Jr.             3,008(g)                    106,500(h)
John J. Neuhauser               2,726                        94,500
George L. Shinn                 2,800                       105,500
Robert L. Sullivan              2,866                       102,000
Sinclair Weeks, Jr.             2,951                       110,000



(b) The Fund also does not currently provide pension or retirement plan benefits to the Trustees.

(c) At December 31, 1996, the Colonial Funds complex consisted of 38 open-end and 5 closed-end management investment company portfolios.

(d)  Includes $1,530 payable in later years as deferred compensation.

(e)  Includes $51,500 payable in later years as deferred compensation.

(f)  Includes $67 payable in later years as deferred compensation.

(g) Total compensation of $3,008 for the fiscal year ended June 30, 1997 will be payable in later years as deferred compensation.

(h) Total compensation of $106,500 for the calendar year ended December 31, 1996 will be payable in later years as deferred compensation.


The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1996:


                              Total Compensation
                              From Liberty Funds For
                              The Calendar Year Ended
Trustee                       December 31, 1996(i)
-------                       -----------------------
Robert J. Birnbaum            $25,000
James E. Grinnell              25,000
Richard W. Lowry               25,000



(i) The Liberty Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).


Ownership of the Fund


At September 30, 1997, the Trustees and officers of the Fund as a group owned less than 1% of the Class A, Class B and Class C shares of the Fund. The Colonial Group, Inc. Profit Sharing Plan of which certain officers of the Adviser serve as Trustees, held 282,921 Class A shares or 2.33% of such Class.



At October 3, 1997, Merrill Lynch, Pierce, Fenner & Smith, Inc., Mutual Funds Operations, 4800 Deer Lake Drive, East, Jacksonville, FL 32216 owned 76,133 Class B shares and 2,320,622 Class C shares representing 11.77% and 9.51%, respectively, of the total outstanding Class B and Class C shares of the Fund.



At September 30, 1997, there were 15,029 Class A, 36,356 Class B and 898 Class C record holders of the Fund.

Sales Charges (dollars in thousands)

                                       d

                                                      Class A Shares

                                                      Year ended June 30
                                                   ------------------------
                                                   1997      1996      1995
                                                   ----      ----      ----
Aggregate initial sales charges on Fund
  share sales                                      $563      $940      $601
Initial sales charges retained by LFII               80       139        75



                                                       Class B Shares

                                                      Year ended June 30
                                                   ------------------------
                                                   1997      1996      1995
                                                   ----      ----      ----
Aggregate contingent deferred sales
  charges (CDSC) on Fund redemptions               $655      $138      $501



                                                       Class C Shares

                                                      Year ended June 30
                                                   ------------------------
                                                   1997      1996      1995
                                                   ----      ----      ----
Aggregate contingent deferred sales
  charges (CDSC) on Fund redemptions                $5       (l)       $3



(l)    Rounds to less than one.



12b-1 Plan, CDSC and Conversion of Shares



The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays LFII monthly a service fee at an annual rate of 0.25% of the net assets attributed to Classes A, B, and C shares. The Fund also pays LFII monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to Class B and Class C shares. LFII may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFII's expenses, LFII may realize a profit from the fees.



The Plan authorizes any other payments by the Fund to LFII and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding

                                       e
voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not-interested persons of the Trust is effected by such disinterested Trustees.



Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus.


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.

Sales-related expenses (dollars in thousands) of LFII relating to the Fund were:


                                                                 Year ended June 30, 1997
                                                                 ------------------------
                                                     Class A Shares      Class B Shares     Class C Shares
Fees to FSFs                                                 428             2,385               44
Cost of sales material relating to the
 Fund (including printing and mailing expenses)               71               195               12

Allocated travel, entertainment and other
  promotional expenses (including advertising)                66               184               13

INVESTMENT PERFORMANCE

The Fund's Class A, Class B and Class C yields were:



                                       Month ended June 30, 1997
                                       -------------------------
              Class A Shares               Class B Shares       Class C Shares

                   0.43%                       (0.30)%             (0.45)%


                                       f

The Fund's average annual total returns at June 30, 1997 were (K):


                                               Class A Shares

                                                        Period July 1, 1992
                                                           (commencement of
                                                        investment operations)
                                 1 Year     5 Years      through June 30, 1997
                                 ------     -------      ----------------------

With sales charge of 5.75%       24.53%         17.06%            17.05%
Without sales charge             32.13%         18.46%            18.44%

                                                Class B Shares
                                                                    Period July 1, 1992
                                                                      (commencement of
                                                                   investment operations)
                       1 Year            5 Years                   through June 30, 1997
                       ------             -------                  ---------------------

With applicable CDSC  26.21% (5.00% CDSC) 17.33% (2.00% CDSC)       17.32% (2.00% CDSC)
Without CDSC          31.21%              17.54%                    17.53%

                                                                                   Class C Shares
                                                                                                    Period July 1, 1994
                                                                                             (Class C shares initially offered)
                                                               1 Year                            through June 30, 1997
                                                               ------                       -------------------------------------
With applicable CDSC                                    30.24% (1.00% CDSC)                             24.22%
Without CDSC                                            31.24%                                          24.22%

(k) The data presented in the foregoing tables reflect performance of the Fund, in part, while its portfolio was being managed by a former sub-adviser, using different investment policies than are now in effect.


The Fund's Class A, Class B and Class C distribution rates at June 30, 1997, which are based on distributions for the twelve months then ended and the maximum offering price, were 0.44%, 0% and 0%, respectively.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN

Boston Safe Deposit and Trust Company is the Fund's custodian. Effective December 1997, the Fund's custodian will be The Chase Manhattan Bank. The custodian is responsible for safeguarding the Fund's cash and securities, receiveing and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT  ACCOUNTANTS

Price Waterhouse LLP are the Trust's independent accountant providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated and the financial highlights included in the Prospectuses have been so included in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.

The financial statements and Report of Independent Accountants appearing in the June 30, 1997 report of the Fund are incorporated in this SAI by reference.

                       STATEMENT OF ADDITIONAL INFORMATION

                                     PART 2

The following information applies generally to most Colonial funds. "Colonial funds" or "funds" include each series of Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV, Colonial Trust V, Colonial Trust VI and Colonial Trust VII. In certain cases, the discussion applies to some but not all of the Colonial funds, and you should refer to your Fund's Prospectus and to
Part 1 of this SAI to determine whether the matter is applicable to your Fund. You will also be referred to Part 1 for certain data applicable to your Fund.

MISCELLANEOUS INVESTMENT PRACTICES


Part 1 of this Statement lists on page b which of the following investment practices are available to your Fund. If an investment practice is not listed in
Part 1 of this SAI, it is not applicable to your Fund.


Short-Term Trading

In seeking the fund's investment objective, the Adviser will buy or sell portfolio securities whenever it believes it is appropriate. The Adviser's decision will not generally be influenced by how long the fund may have owned the security. From time to time the fund will buy securities intending to seek short-term trading profits. A change in the securities held by the fund is known as "portfolio turnover" and generally involves some expense to the fund. These expenses may include brokerage commissions or dealer mark-ups and other transaction costs on both the sale of securities and the reinvestment of the proceeds in other securities. If sales of portfolio securities cause the fund to realize net short-term capital gains, such gains will be taxable as ordinary income. As a result of the fund's investment policies, under certain market conditions the fund's portfolio turnover rate may be higher than that of other mutual funds. The fund's portfolio turnover rate for a fiscal year is the ratio of the lesser of purchases or sales of portfolio securities to the monthly average of the value of portfolio securities, excluding securities whose maturities at acquisition were one year or less. The fund's portfolio turnover rate is not a limiting factor when the Adviser considers a change in the fund's portfolio.

Lower Rated Bonds


Lower rated bonds are those rated lower than Baa by Moody's, BBB by S&P, or comparable unrated debt securities. Relative to debt securities of higher quality,

1. an economic downturn or increased interest rates may have a more significant effect on the yield, price and potential for default for lower rated bonds;

2. the secondary market for lower rated bonds may at times become less liquid or respond to adverse publicity or investor perceptions, increasing the difficulty in valuing or disposing of the bonds;

3. the Adviser's credit analysis of lower rated bonds may have a greater impact on the fund's achievement of its investment objective and

4. lower rated bonds are less sensitive to interest rate changes, but are more sensitive to adverse economic developments.


In addition, certain lower rated bonds do not pay interest in cash on a current basis. However, the fund will accrue and distribute this interest on a current basis, and may have to sell securities to generate cash for distributions.

Small Companies

Smaller, less well established companies may offer greater opportunities for capital appreciation than larger, better established companies, but may also involve certain special risks related to limited product lines, markets, or financial resources and dependence on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than securities of larger companies.

Foreign Securities

The fund may invest in securities traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees may be higher than in the United States. Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. Foreign securities, like other assets of the fund, will be held by the fund's custodian or by a subcustodian or depository. See also "Foreign Currency Transactions" below.

The fund may invest in certain Passive Foreign Investment Companies (PFICs) which may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain (PFIC tax) related to the investment. The PFIC tax is the highest ordinary income rate, and it could be increased by an interest charge on the deemed tax deferral.

The fund may possibly elect to include in its income its pro rata share of the ordinary earnings and net capital gain of PFICs. This election requires certain annual information from the PFICs which in many cases may be difficult to obtain. An alternative election would permit the fund to recognize as income any appreciation (but not depreciation) on its holdings of PFICs as of the end of its fiscal year.

Zero Coupon Securities (Zeros)


The fund may invest in debt securities which do not pay interest, but instead are issued at a deep discount from par. The value of the security increases over time to reflect the interest accrued. The value of these securities may fluctuate more than similar securities which are issued at par and pay interest periodically. Although these securities pay no interest to holders prior to maturity, interest on these securities is reported as income to the fund and distributed to its shareholders. These distributions must be made from the fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. The fund will not be able to purchase additional income producing securities with cash used to make such distributions and its current income ultimately may be reduced as a result.


Step Coupon Bonds (Steps)

The fund may invest in debt securities which do not pay interest for a stated period of time and then pay interest at a series of different rates for a series of periods. In addition to the risks associated with the credit rating of the issuers, these securities are subject to the volatility risk of zero coupon bonds for the period when no interest is paid.

Tender Option Bonds

A tender option bond is a municipal security (generally held pursuant to a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates, that has been coupled with the agreement of a third party, such as a bank, broker-dealer or other financial institution, pursuant to which such institution grants the security holders the option, at periodic intervals, to tender their securities to the institution and receive the face value thereof. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the Municipal Security's fixed coupon rate and the rate, as determined by a remarketing or similar agent at or near the commencement of such period, that would cause the securities, coupled with the tender option, to trade at par on the date of such determination. Thus, after payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. The Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying Municipal Securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain tender option bonds, the option may be terminable in the event of a default in payment of principal or interest on the underlying Municipal Securities and for other reasons.

Pay-In-Kind (PIK) Securities

The fund may invest in securities which pay interest either in cash or additional securities at the issuer's option. These securities are generally high yield securities and in addition to the other risks associated with investing in high yield securities are subject to the risks that the interest payments which consist of additional securities are also subject to the risks of high yield securities.

Money Market Instruments


Government obligations are issued by the U.S. or foreign governments, their subdivisions, agencies and instrumentalities. Supranational obligations are issued by supranational entities and are generally designed to promote economic improvements. Certificates of deposits are issued against deposits in a commercial bank with a defined return and maturity. Banker's acceptances are used to finance the import, export or storage of goods and are "accepted" when guaranteed at maturity by a bank. Commercial paper is promissory notes issued by businesses to finance short-term needs (including those with floating or variable interest rates, or including a frequent interval put feature). Short-term corporate obligations are bonds and notes (with one year or less to maturity at the time of purchase) issued by businesses to finance long-term needs. Participation Interests include the underlying securities and any related guaranty, letter of credit, or collateralization arrangement which the fund would be allowed to invest in directly.

Securities Loans

The fund may make secured loans of its portfolio securities amounting to not more than the percentage of its total assets specified in Part 1 of this SAI, thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to banks and broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral in cash or short-term debt obligations at least equal at all times to the value of the securities on loan. The borrower pays to the fund an amount equal to any dividends or interest received on securities lent. The fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The fund may also call such loans in order to sell the securities involved.


Forward Commitments ("When-Issued" and "Delayed Delivery" Securities)

The fund may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments" and "when issued securities") if the fund holds until the settlement date, in a segregated account, cash or liquid securities in an amount sufficient to meet the purchase price, or if the fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Where such purchases are made through dealers, the fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the fund of an advantageous yield or price. Although the fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. The fund may realize short-term profits or losses upon the sale of forward commitments.


Mortgage Dollar Rolls

In a mortgage dollar roll, the fund sells a mortgage-backed security and simultaneously enters into a commitment to purchase a similar security at a later date. The fund either will be paid a fee by the counterparty upon entering into the transaction or will be entitled to purchase the similar security at a discount. As with any forward commitment, mortgage dollar rolls involve the risk that the counterparty will fail to deliver the new security on the settlement date, which may deprive the fund of obtaining a beneficial investment. In addition, the security to be delivered in the future may turn out to be inferior to the security sold upon entering into the transaction. Also, the transaction costs may exceed the return earned by the fund from the transaction.

Repurchase Agreements

The fund may enter into repurchase agreements. A repurchase agreement is a contract under which the fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the fund to resell such security at a fixed time and price (representing the fund's cost plus interest). It is the fund's present intention to enter into repurchase agreements only with commercial banks and registered broker-dealers and only with respect to obligations of the U.S. government or its agencies or instrumentalities. Repurchase agreements may also be viewed as loans made by the fund which are collateralized by the securities subject to repurchase. The Adviser will monitor such transactions to determine that the value of the underlying securities is at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, the fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller's estate.


Reverse Repurchase Agreements

In a reverse repurchase agreement, the fund sells a security and agrees to repurchase the same security at a mutually agreed upon date and price. A reverse repurchase agreement may also be viewed as the borrowing of money by the fund and, therefore, as a form of leverage. The fund will invest the proceeds of borrowings under reverse repurchase agreements. In addition, the fund will enter into a reverse repurchase agreement only when the interest income expected to be earned from the investment of the proceeds is greater than the interest expense of the transaction. The fund will not invest the proceeds of a reverse repurchase agreement for a period which exceeds the duration of the reverse repurchase agreement. The fund may not enter into reverse repurchase agreements exceeding in the aggregate one-third of the market value of its total assets, less liabilities other than the obligations created by reverse repurchase agreements. Each fund will establish and maintain with its custodian a separate account with a segregated portfolio of securities in an amount at least equal to its purchase obligations under its reverse repurchase agreements. If interest rates rise during the term of a reverse repurchase agreement, entering into the reverse repurchase agreement may have a negative impact on a money market fund's ability to maintain a net asset value of $1.00 per share.

Options on Securities

Writing covered options. The fund may write covered call options and covered put options on securities held in its portfolio when, in the opinion of the Adviser, such transactions are consistent with the fund's investment objective and policies. Call options written by the fund give the purchaser the right to buy the underlying securities from the fund at a stated exercise price; put options give the purchaser the right to sell the underlying securities to the fund at a stated price.

The fund may write only covered options, which means that, so long as the fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). In the case of put options, the fund will hold cash and/or high-grade short-term debt obligations equal to the price to be paid if the option is exercised. In addition, the fund will be considered to have covered a put or call option if and to the extent that it holds an option that offsets some or all of the risk of the option it has written. The fund may write combinations of covered puts and calls on the same underlying security.

The fund will receive a premium from writing a put or call option, which increases the fund's return on the underlying security if the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security. By writing a call option, the fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option but continues to bear the risk of a decline in the value of the underlying security. By writing a put option, the fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then-current market value, resulting in a potential capital loss unless the security subsequently appreciates in value.

The fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an offsetting option. The fund realizes a profit or loss from a closing transaction if the cost of the transaction (option premium plus transaction costs) is less or more than the premium received from writing the option. Because increases in the market price of a call option generally reflect increases in the market price of the security underlying the option, any loss resulting from a closing purchase transaction may be offset in whole or in part by unrealized appreciation of the underlying security.

If the fund writes a call option but does not own the underlying security, and when it writes a put option, the fund may be required to deposit cash or securities with its broker as "margin" or collateral for its obligation to buy or sell the underlying security. As the value of the underlying security varies, the fund may have to deposit additional margin with the broker. Margin requirements are complex and are fixed by individual brokers, subject to minimum requirements currently imposed by the Federal Reserve Board and by stock exchanges and other self-regulatory organizations.

Purchasing put options. The fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs.

Purchasing call options. The fund may purchase call options to hedge against an increase in the price of securities that the fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the fund might have realized had it bought the underlying security at the time it purchased the call option.

Over-the-Counter (OTC) options. The Staff of the Division of Investment Management of the Securities and Exchange Commission has taken the position that OTC options purchased by the fund and assets held to cover OTC options written by the fund are illiquid securities. Although the Staff has indicated that it is continuing to evaluate this issue, pending further developments, the fund intends to enter into OTC options transactions only with primary dealers in U.S. Government Securities and, in the case of OTC options written by the fund, only pursuant to agreements that will assure that the fund will at all times have the right to repurchase the option written by it from the dealer at a specified formula price. The fund will treat the amount by which such formula price exceeds the amount, if any, by which the option may be "in-the-money" as an illiquid investment. It is the present policy of the fund not to enter into any OTC option transaction if, as a result, more than 15% (10% in some cases, refer to your fund's Prospectus) of the fund's net assets would be invested in (i) illiquid investments (determined under the foregoing formula) relating to OTC options written by the fund, (ii) OTC options purchased by the fund, (iii) securities which are not readily marketable, and (iv) repurchase agreements maturing in more than seven days.

Risk factors in options transactions. The successful use of the fund's options strategies depends on the ability of the Adviser to forecast interest rate and market movements correctly.

When it purchases an option, the fund runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction with respect to the option during the life of the option. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying securities, since the fund may continue to hold its investment in those securities notwithstanding the lack of a change in price of those securities.

The effective use of options also depends on the fund's ability to terminate option positions at times when the Adviser deems it desirable to do so. Although the fund will take an option position only if the Adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary trading market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A marketplace may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events -- such as volume in excess of trading or clearing capability -- were to interrupt normal market operations.

A marketplace may at times find it necessary to impose restrictions on particular types of options transactions, which may limit the fund's ability to realize its profits or limit its losses.

Disruptions in the markets for the securities underlying options purchased or sold by the fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation
(OCC) or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If a prohibition on exercise remains in effect until an option owned by the fund has expired, the fund could lose the entire value of its option.

Special risks are presented by internationally-traded options. Because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Futures Contracts and Related Options


Upon entering into futures contracts, in compliance with the Securities and Exchange Commission's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian.


A futures contract sale creates an obligation by the seller to deliver the type of instrument called for in the contract in a specified delivery month for a stated price. A futures contract purchase creates an obligation by the purchaser to take delivery of the type of instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchanges on which the futures contract was made. Futures contracts are traded in the United States only on commodity exchange or boards of trade -- known as "contract markets" -- approved for such trading by the Commodity Futures Trading Commission (CFTC), and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market.

Although futures contracts by their terms call for actual delivery or acceptance of commodities or securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.


Unlike when the fund purchases or sells a security, no price is paid or received by the fund upon the purchase or sale of a futures contract, although the fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or U.S. government securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the fund to finance the transactions. Rather, initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.


Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to market."

The fund may elect to close some or all of its futures positions at any time prior to their expiration. The purpose of making such a move would be to reduce or eliminate the hedge position then currently held by the fund. The fund may close its positions by taking opposite positions which will operate to terminate the fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to the fund, and the fund realizes a loss or a gain. Such closing transactions involve additional commission costs.


Options on futures contracts. The fund will enter into written options on futures contracts only when, in compliance with the SEC's requirements, cash or liquid securities equal in value to the commodity value (less any applicable margin deposits) have been deposited in a segregated account of the fund's custodian. The fund may purchase and write call and put options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. The fund may use such options on futures contracts in lieu of writing options directly on the underlying securities or purchasing and selling the underlying futures contracts. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.


As with options on securities, the holder or writer of an option may terminate his position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those described above.

Risks of transactions in futures contracts and related options. Successful use of futures contracts by the fund is subject to the Adviser`s ability to predict correctly movements in the direction of interest rates and other factors affecting securities markets.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to the fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a call or put option on a futures contract would result in a loss to the fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution, by exchanges, of special procedures which may interfere with the timely execution of customer orders.

To reduce or eliminate a hedge position held by the fund, the fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Use by tax-exempt funds of U.S. Treasury security futures contracts and options. The funds investing in tax-exempt securities issued by a governmental entity may purchase and sell futures contracts and related options on U.S. Treasury securities when, in the opinion of the Adviser, price movements in Treasury security futures and related options will correlate closely with price movements in the tax-exempt securities which are the subject of the hedge. U.S. Treasury securities futures contracts require the seller to deliver, or the purchaser to take delivery of, the type of U.S. Treasury security called for in the contract at a specified date and price. Options on U.S. Treasury security futures contracts give the purchaser the right in return for the premium paid to assume a position in a U.S. Treasury futures contract at the specified option exercise price at any time during the period of the option.


In addition to the risks generally involved in using futures contracts, there is also a risk that price movements in U.S. Treasury security futures contracts and related options will not correlate closely with price movements in markets for tax-exempt securities.

Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. The fund may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective(s). The fund may also purchase and sell options on index futures contracts.

There are several risks in connection with the use by the fund of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Adviser will attempt to reduce this risk by selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the fund's portfolio securities sought to be hedged.

Successful use of index futures by the fund for hedging purposes is also subject to the Adviser's ability to predict correctly movements in the direction of the market. It is possible that, where the fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in the fund's portfolio may decline. If this occurs, the fund would lose money on the futures and also experience a decline in the value in its portfolio securities. However, while this could occur to a certain degree, the Adviser believes that over time the value of the fund's portfolio will tend to move in the same direction as the market indices which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that, if the fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, the fund will lose part or all of the benefit of the increased values of those securities that it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements.


In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the securities of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures markets are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.

Options on index futures. Options on index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put), at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on indices. As an alternative to purchasing call and put options on index futures, the fund may purchase call and put options on the underlying indices themselves. Such options could be used in a manner identical to the use of options on index futures.

Foreign Currency Transactions

The fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates.

The fund may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, the fund enters into foreign currency transactions with respect to specific receivables or payables of the fund generally arising in connection with the purchase or sale of its portfolio securities. The fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging the fund attempts to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

The fund may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. The fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

For transaction hedging purposes the fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. Over-the-counter options are considered to be illiquid by the SEC staff. A put option on a futures contract gives the fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives the fund the right to sell a currency at an exercise price until the expiration of the option. A call option on a futures contract gives the fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives the fund the right to purchase a currency at the exercise price until the expiration of the option.

When it engages in position hedging, the fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the value of currency for securities which the fund expects to purchase, when the fund holds cash or short-term investments). In connection with position hedging, the fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. The fund may also purchase or sell foreign currency on a spot basis.

The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for the fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency the fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency the fund is obligated to deliver.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which the fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.


Currency forward and futures contracts. Upon entering into such contracts, in compliance with the SEC's requirements, cash or liquid securities, equal in value to the amount of the fund's obligation under the contract (less any applicable margin deposits and any assets that constitute "cover" for such obligation), will be segregated with the fund's custodian.


A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Currency futures contracts traded in the United States are designed and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

Forward currency contracts differ from currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, the fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in currency futures contracts may be closed out only on an exchange or board of trade which provides a secondary market in such contracts. Although the fund intends to purchase or sell currency futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the fund would continue to be required to make daily cash payments of variation margin.

Currency options. In general, options on currencies operate similarly to options on securities and are subject to many similar risks. Currency options are traded primarily in the over-the-counter market, although options on currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit ("ECU"). The ECU is composed of amounts of a number of currencies, and is the official medium of exchange of the European Economic Community's European Monetary System.

The fund will only purchase or write currency options when the Adviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specified time. Currency options are affected by all of those factors which influence exchange rates and investments generally. To the extent that these options are traded over the counter, they are considered to be illiquid by the SEC staff.

The value of any currency, including the U.S. dollars, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of currencies (and therefore the values of currency options) may be significantly affected, fixed, or supported directly or indirectly by government actions. Government intervention may increase risks involved in purchasing or selling currency options, since exchange rates may not be free to fluctuate in respect to other market forces.

The value of a currency option reflects the value of an exchange rate, which in turn reflects relative values of two currencies, the U.S. dollar and the foreign currency in question. Because currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of currency options, investors may be disadvantaged by having to deal in an odd lot market for the underlying currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of currencies.

There is no systematic reporting of last sale information for currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd-lot transactions (less than $1 million) where rates may be less favorable. The interbank market in currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

Settlement procedures. Settlement procedures relating to the fund's investments in foreign securities and to the fund's foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the fund's domestic investments, including foreign currency risks and local custom and usage. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligations.

Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (spread) between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the fund at one rate, while offering a lesser rate of exchange should the fund desire to resell that currency to the dealer. Foreign currency transactions may also involve the risk that an entity involved in the settlement may not meet its obligation.

Municipal Lease Obligations

Although a municipal lease obligation does not constitute a general obligation of the municipality for which the municipality's taxing power is pledged, a municipal lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the municipal lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In addition, the tax treatment of such obligations in the event of non-appropriation is unclear.



Determinations concerning the liquidity and appropriate valuation of a municipal lease obligation, as with any other municipal security, are made based on all relevant factors. These factors include, among others: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers; (3) the willingness of dealers to undertake to make a market in the security; and (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.


Participation Interests

The fund may invest in municipal obligations either by purchasing them directly or by purchasing certificates of accrual or similar instruments evidencing direct ownership of interest payments or principal payments, or both, on municipal obligations, provided that, in the opinion of counsel to the initial seller of each such certificate or instrument, any discount accruing on such certificate or instrument that is purchased at a yield not greater than the coupon rate of interest on the related municipal obligations will be exempt from federal income tax to the same extent as interest on such municipal obligations. The fund may also invest in tax-exempt obligations by purchasing from banks participation interests in all or part of specific holdings of municipal obligations. Such participations may be backed in whole or part by an irrevocable letter of credit or guarantee of the selling bank. The selling bank may receive a fee from the fund in connection with the arrangement. The fund will not purchase such participation interests unless it receives an opinion of counsel or a ruling of the Internal Revenue Service that interest earned by it on municipal obligations in which it holds such participation interests is exempt from federal income tax.




Stand-by Commitments

When the fund purchases municipal obligations it may also acquire stand-by commitments from banks and broker-dealers with respect to such municipal obligations. A stand-by commitment is the equivalent of a put option acquired by the fund with respect to a particular municipal obligation held in its portfolio. A stand-by commitment is a security independent of the municipal obligation to which it relates. The amount payable by a bank or dealer during the time a stand-by commitment is exercisable, absent unusual circumstances relating to a change in market value, would be substantially the same as the value of the underlying municipal obligation. A stand-by commitment might not be transferable by the fund, although it could sell the underlying municipal obligation to a third party at any time.

The fund expects that stand-by commitments generally will be available without the payment of direct or indirect consideration. However, if necessary and advisable, the fund may pay for stand-by commitments either separately in cash or by paying a higher price for portfolio securities which are acquired subject to such a commitment (thus reducing the yield to maturity otherwise available for the same securities.) The total amount paid in either manner for outstanding stand-by commitments held in the fund portfolio will not exceed 10% of the value of the fund's total assets calculated immediately after each stand-by commitment is acquired. The fund will enter into stand-by commitments only with banks and broker-dealers that, in the judgment of the Trust's Board of Trustees, present minimal credit risks.

Inverse Floaters

Inverse floaters are derivative securities whose interest rates vary inversely to changes in short-term interest rates and whose values fluctuate inversely to changes in long-term interest rates. The value of certain inverse floaters will fluctuate substantially more in response to a given change in long-term rates than would a traditional debt security. These securities have investment characteristics similar to leverage, in that interest rate changes have a magnified effect on the value of inverse floaters.

Rule 144A Securities


The fund may purchase securities that have been privately placed but that are eligible for purchase and sale under Rule 144A under the Securities Act of 1933 (1933 Act). That Rule permits certain qualified institutional buyers, such as the fund, to trade in privately placed securities that have not been registered for sale under the 1933 Act. The Adviser, under the supervision of the Board of Trustees, will consider whether securities purchased under Rule 144A are illiquid and thus subject to the fund's investment restriction on illiquid securities. A determination of whether a Rule 144A security is liquid or not is a question of fact. In making this determination, the

Adviser will consider the trading markets for the specific security, taking into account the unregistered nature of a Rule 144A security. In addition, the Adviser could consider the (1) frequency of trades and quotes, (2) number of dealers and potential purchasers, (3) dealer undertakings to make a market, and
(4) nature of the security and of marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). The liquidity of Rule 144A securities will be monitored and, if as a result of changed conditions, it is determined by the Adviser that a Rule 144A security is no longer liquid, the fund's holdings of illiquid securities would be reviewed to determine what, if any, steps are required to assure that the fund does not invest more than its investment restriction on illiquid securities allows. Investing in Rule 144A securities could have the effect of increasing the amount of the fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

TAXES

In this section, all discussions of taxation at the shareholder level relate to federal taxes only. Consult your tax adviser for state and local tax considerations and for information about special tax considerations that may apply to shareholders that are not natural persons.


Alternative Minimum Tax. Distributions derived from interest which is exempt from regular federal income tax may subject corporate shareholders to or increase their liability under the corporate alternative minimum tax (AMT). A portion of such distributions may constitute a tax preference item for individual shareholders and may subject them to or increase their liability under the AMT.


Dividends Received Deductions. Distributions will qualify for the corporate dividends received deduction only to the extent that dividends earned by the fund qualify. Any such dividends are, however, includable in adjusted current earnings for purposes of computing corporate AMT.

Return of Capital Distributions. To the extent that a distribution is a return of capital for federal tax purposes, it reduces the cost basis of the shares on the record date and is similar to a partial return of the original investment (on which a sales charge may have been paid). There is no recognition of a gain or loss, however, unless the return of capital reduces the cost basis in the shares to below zero.

Funds that invest in U.S. Government Securities. Many states grant tax-free status to dividends paid to shareholders of mutual funds from interest income earned by the fund from direct obligations of the U.S. government. Investments in mortgage-backed securities (including GNMA, FNMA and FHLMC Securities) and repurchase agreements collateralized by U.S. government securities do not qualify as direct federal obligations in most states. Shareholders should consult with their own tax advisers about the applicability of state and local intangible property, income or other taxes to their fund shares and distributions and redemption proceeds received from the fund.


Distributions from Tax-Exempt Funds. Each tax-exempt fund will have at least 50% of its total assets invested in tax-exempt bonds at the end of each quarter so that dividends from net interest income on tax-exempt bonds will be exempt from Federal income tax when received by a shareholder. The tax-exempt portion of dividends paid will be designated within 60 days after year-end based upon the ratio of net tax-exempt income to total net investment income earned during the year. That ratio may be substantially different from the ratio of net tax-exempt income to total net investment income earned during any particular portion of the year. Thus, a shareholder who holds shares for only a part of the year may be allocated more or less tax-exempt dividends than would be the case if the allocation were based on the ratio of net tax-exempt income to total net investment income actually earned while a shareholder.

The Tax Reform Act of 1986 makes income from certain "private activity bonds" issued after August 7, 1986, a tax preference item for the AMT at the maximum rate of 28% for individuals and 20% for corporations. If the fund invests in private activity bonds, shareholders may be subject to the AMT on that part of the distributions derived from interest income on such bonds. Other provisions of the Tax Reform Act affect the tax treatment of distributions for corporations, casualty insurance companies and financial institutions; interest on all tax-exempt bonds is included in corporate adjusted current earnings when computing the AMT applicable to corporations. Seventy-five percent of the excess of adjusted current earnings over the amount of income otherwise subject to the AMT is included in a corporation's alternative minimum taxable income.

Dividends derived from any investments other than tax-exempt bonds and any distributions of short-term capital gains are taxable to shareholders as ordinary income. Any distributions of net long-term gains will in general be taxable to shareholders as long-term capital gains regardless of the length of time fund shares are held.


A tax-exempt fund may at times purchase tax-exempt securities at a discount and some or all of this discount may be included in the fund's ordinary income which will be taxable when distributed.


The Revenue Reconciliation Act of 1993 requires that any market discount recognized on a tax-exempt bond is taxable as ordinary income. This rule applies only for disposals of bonds purchased after April 30, 1993. A market discount bond is a bond acquired in the secondary market at a price below its redemption value. Under prior law, the treatment of market discount as ordinary income did not apply to tax-exempt obligations. Instead, realized market discount on tax-exempt obligations was treated as capital gain. Under the new law, gain on the disposition of a tax-exempt obligation or any other market discount bond that is acquired for a price less than its principal amount will be treated as ordinary income (instead of capital gain) to the extent of accrued market discount. This rule is effective only for bonds purchased after April 30, 1993.


Shareholders receiving social security and certain retirement benefits may be taxed on a portion of those benefits as a result of receiving tax-exempt income, including tax-exempt dividends from the fund.

Special Tax Rules Applicable to Tax-Exempt Funds. Income distributions to shareholders who are substantial users or related persons of substantial users of facilities financed by industrial revenue bonds may not be excludable from their gross income if such income is derived from such bonds. Income derived from the fund's investments other than tax-exempt instruments may give rise to taxable income. The fund's shares must be held for more than six months in order to avoid the disallowance of a capital loss on the sale of fund shares to the extent of tax-exempt dividends paid during that period. A shareholder who borrows money to purchase the fund's shares will not be able to deduct the interest paid with respect to such borrowed money.

Sales of Shares. In general, any gain or loss realized upon a taxable disposition of shares by a shareholder will be treated as long-term capital gain or loss if the shares have been held for more than twelve months, and otherwise as short-term capital gain or loss assuming such shares are held as a capital asset. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, capital loss to the extent of any long-term capital gain distributions received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of shares will be disallowed if other shares are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Backup Withholding. Certain distributions and redemptions may be subject to a 31% backup withholding unless a taxpayer identification number and certification that the shareholder is not subject to the withholding is provided to the fund. This number and form may be provided by either a Form W-9 or the accompanying application. In certain instances, CISC may be notified by the Internal Revenue Service that a shareholder is subject to backup withholding.

Excise Tax. To the extent that the Fund does not annually distribute substantially all taxable income and realized gains, it is subject to an excise tax. The Adviser intends to avoid this tax except when the cost of processing the distribution is greater than the tax.


Tax Accounting Principles. To qualify as a "regulated investment company," the fund must (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities or foreign currencies or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such securities or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets held less than three months for funds with tax years beginning on or before August 5, 1997; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities).


Futures Contracts. Accounting for futures contracts will be in accordance with generally accepted accounting principles. The amount of any realized gain or loss on the closing out of a futures contract will result in a capital gain or loss for tax purposes. In addition, certain futures contracts held by the fund (so-called "Section 1256 contracts") will be required to be "marked-to-market" (deemed sold) for federal income tax purposes at the end of each fiscal year. Sixty percent of any net gain or loss recognized on such deemed sales or on actual sales will be treated as long-term capital gain or loss, and the remainder will be treated as short-term capital gain or loss.

However, if a futures contract is part of a "mixed straddle" (i.e., a straddle comprised in part of Section 1256 contracts), a fund may be able to make an election which will affect the character arising from such contracts as long-term or short-term and the timing of the recognition of such gains or losses. In any event, the straddle provisions described below will be applicable to such mixed straddles.

Special Tax Rules Applicable to "Straddles". The straddle provisions of the Code may affect the taxation of the fund's options and futures transactions and transactions in securities to which they relate. A "straddle" is made up of two or more offsetting positions in "personal property," including debt securities, related options and futures, equity securities, related index futures and, in certain circumstances, options relating to equity securities, and foreign currencies and related options and futures.

The straddle rules may operate to defer losses realized or deemed realized on the disposition of a position in a straddle, may suspend or terminate the fund's holding period in such positions, and may convert short-term losses to long-term losses in certain circumstances.

Foreign Currency-Denominated Securities and Related Hedging Transactions. The fund's transactions in foreign currency-denominated debt securities, certain foreign currency options, futures contracts and forward contracts may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned.

If more than 50% of the fund's total assets at the end of its fiscal year are invested in securities of foreign corporate issuers, the fund may make an election permitting its shareholders to take a deduction or credit for federal tax purposes for their portion of certain foreign taxes paid by the fund. The Adviser will consider the value of the benefit to a typical shareholder, the cost to the fund of compliance with the election, and incidental costs to shareholders in deciding whether to make the election. A shareholder's ability to claim such a foreign tax credit will be subject to certain limitations imposed by the Code, as a result of which a shareholder may not get a full credit for the amount of foreign taxes so paid by the fund. Shareholders who do not itemize on their federal income tax returns may claim a credit (but no deduction) for such foreign taxes.

Certain securities are considered to be Passive Foreign Investment Companies (PFICS) under the Code, and the fund is liable for any PFIC-related taxes.

MANAGEMENT OF THE COLONIAL FUNDS (in this section, and the following sections entitled "Trustees and Officers," "The Management Agreement," "Administration Agreement," "The Pricing and Bookkeeping Agreement," "Portfolio Transactions," "Investment decisions," and "Brokerage and research services," the "Adviser" refers to Colonial Management Associates, Inc.)


The Adviser is the investment adviser to each of the Colonial funds (except for Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Tiger Cub Fund, Colonial Newport Japan Fund and Newport Greater China Fund - see Part I of each Fund's respective SAI for a description of the investment adviser). The Adviser is a subsidiary of The Colonial Group, Inc. (TCG), One Financial Center, Boston, MA 02111. TCG is a direct subsidiary of Liberty Financial Companies, Inc. (Liberty Financial), which in turn is a direct subsidiary of LFC Holdings, Inc., which in turn is a direct subsidiary of Liberty Mutual Equity Corporation, which in turn is a wholly-owned subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S. Liberty Financial's address is 600 Atlantic Avenue, Boston, MA 02210. Liberty Mutual's address is 175 Berkeley Street, Boston, MA 02117.


Trustees and Officers (this section applies to all of the Colonial funds)


Name and Address                 Age      Position with Fund      Principal Occupation

Robert J. Birnbaum               69       Trustee                 Retired (formerly Special Counsel, Dechert Price &
313 Bedford Road                                                  Rhoads from September, 1988 to December, 1993).
Ridgewood, NJ 07450

Tom Bleasdale                    66       Trustee                 Retired (formerly Chairman of the Board and Chief
102 Clubhouse Drive #275                                          Executive Officer, Shore Bank & Trust Company from
Naples, FL 34105                                                  1992-1993), is a Director of The Empire Company since
                                                                  June, 1995.

Lora S. Collins                  61       Trustee                 Attorney  (formerly Attorney, Kramer, Levin, Naftalis,
1175 Hill Road                                                    Nessen, Kamin & Frankel from  September, 1986 to
Southold, NY 11971                                                November, 1996).

James E. Grinnell                67       Trustee                 Private Investor since November, 1988.
22 Harbor Avenue
Marblehead, MA 01945

William D. Ireland, Jr.          73       Trustee                 Retired, is a Trustee of certain charitable and
103 Springline Drive                                              non-charitable organizations since February, 1990.
Vero Beach, FL 32963

Richard W. Lowry                 61       Trustee                 Private Investor since August, 1987.
10701 Charleston Drive
Vero Beach, FL 32963


William E. Mayer*                56       Trustee                 Partner, Development Capital, LLC (formerly Dean,
500 Park Avenue, 5th Floor                                        College of Business and Management, University of
New York, NY 10022                                                Maryland from October, 1992 to November, 1996, Dean,
                                                                  Simon Graduate School of Business, University of
                                                                  Rochester from October, 1991 to July, 1992).

James L. Moody, Jr.              65       Trustee                 Retired (formerly Chairman of the Board, Hannaford Bros.
P.O. Box 1000                                                     Co. from May, 1984 to May, 1997, and Chief Executive
Portland, ME 04104                                                Officer, Hannaford Bros. Co. from May, 1973 to May,
                                                                  1992).

John J. Neuhauser                53       Trustee                 Dean, Boston College School of Management since 1978.
140 Commonwealth Avenue
Chestnut Hill, MA 02167

George L. Shinn                  74       Trustee                 Financial Consultant since 1989.
Credit Suisse First Boston
Corp.
Eleven Madison Avenue,
25th Floor
New York, NY 10010-3629

Robert L. Sullivan               69       Trustee                 Retired Partner, Peat Marwick Main & Co.
7121 Natelli Woods Lane
Bethesda, MD 20817

Sinclair Weeks, Jr.              73       Trustee                Chairman of the Board, Reed & Barton Corporation
Bay Colony Corporate Ctr.                                         since 1987.
Suite 4550
1000 Winter Street
Waltham, MA 02154

Harold W. Cogger                 61       President               President of Colonial funds since March, 1996 (formerly
                                          (formerly Vice          Vice President from July, 1993 to March, 1996); is
                                          President)              Director, since March, 1984 and Chairman of the Board
                                                                  since March, 1996 of the Adviser  (formerly President
                                                                  from July, 1993 to  December, 1996, Chief Executive Officer from March,  1995 to December,  1996 and Executive
                                                                  Vice President from  October, 1989 to  July, 1993); Director since October, 1991 and  Chairman of the  Board since
                                                                  March,   1996 of TCG (formerly President from October, 1994
                                                                  to December, 1996  and Chief Executive Officer from March,  1995 to December,  1996); Executive  Vice President and Director
                                                                  since  March, 1995,  Liberty Financial;  Director since
                                                                  November, 1996 of  Stein Roe & Farnham Incorporated.

Timothy J. Jacoby                44       Treasurer and           Treasurer and Chief Financial Officer of Colonial funds
                                          Chief Financial         since October, 1996, is Senior Vice President of the
                                          Officer                 Adviser since September, 1996 (formerly Senior Vice
                                                                  President, Fidelity Accounting and Custody Services
                                                                  from September, 1993 to September, 1996 and Assistant
                                                                  Treasurer to the Fidelity Group of Funds from August,
                                                                  1990 to September, 1993).

                                       14





Michael H. Koonce                37       Secretary               Secretary of Colonial funds since 1997 (formerly
                                                                  Assistant Secretary from June, 1992 to July, 1997), is
                                                                  Senior Vice President, General Counsel, Clerk and
                                                                  Secretary of the Adviser (formerly Vice President,
                                                                  Counsel, Assistant Secretary and Assistant Clerk from
                                                                  June, 1992 to July, 1997), Vice President - Legal and
                                                                  Clerk of TCG (formerly Assistant Clerk from April, 1993
                                                                  to July, 1997).

Davey S. Scoon                   50       Vice President          Vice President of Colonial funds since June, 1993, is
                                                                  Executive Vice President since July, 1993 and Director
                                                                  since March, 1985 of the Adviser (formerly Senior Vice
                                                                  President and Treasurer of the Adviser from March,
                                                                  1985 to July, 1993); Executive Vice President and Chief
                                                                  Operating Officer, TCG since March, 1995 (formerly
                                                                  Vice President - Finance and Administration of TCG
                                                                  from November, 1985 to March, 1995).


* A Trustee who is an "interested person" (as defined in the Investment Company Act of 1940) of the fund or the Adviser.

The address of the officers of each Colonial Fund is One Financial Center, Boston, MA 02111.

The Trustees serve as trustees of all Colonial funds for which each Trustee will receive an annual retainer of $45,000 and attendance fees of $7,500 for each regular joint meeting and $1,000 for each special joint meeting. Committee chairs receive an annual retainer of $5,000. Committee members receive an annual retainer of $1,000 and $1,000 for each special meeting attended. Two-thirds of the

Trustee fees are allocated among the Colonial funds based on each fund's relative net assets and one-third of the fees are divided equally among the Colonial funds.


The Adviser and/or its affiliate, Colonial Advisory Services, Inc. (CASI), has rendered investment advisory services to investment company, institutional and other clients since 1931. The Adviser currently serves as investment adviser and administrator for 38 open-end and 5 closed-end management investment company portfolios, and is the administrator for 5 open-end management investment company portfolios (collectively, Colonial funds). Trustees and officers of the Trust, who are also officers of the Adviser or its affiliates, will benefit from the advisory fees, sales commissions and agency fees paid or allowed by the Trust. More than 30,000 financial advisers have recommended Colonial funds to over 800,000 clients worldwide, representing more than $16.3 billion in assets.


The Agreement and Declaration of Trust (Declaration) of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust but that such indemnification will not relieve any officer or Trustee of any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties. The Trust, at its expense, provides liability insurance for the benefit of its Trustees and officers.


The Management Agreement (this section does not apply to the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Japan Fund, Colonial Newport Tiger Cub Fund or Newport Greater China Fund)


Under a Management Agreement (Agreement), the Adviser has contracted to furnish each fund with investment research and recommendations or fund management, respectively, and accounting and administrative personnel and services, and with office space, equipment and other facilities. For these services and facilities, each Colonial fund pays a monthly fee based on the average of the daily closing value of the total net assets of each fund for such month. Under the Agreement, any liability of the Adviser to the Trust, a fund and/or its shareholders is limited to situations involving the Adviser's own willful misfeasance, bad faith, gross negligence or reckless disregard of its duties.


The Agreement may be terminated with respect to the fund at any time on 60 days' written notice by the Adviser or by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund. The Agreement will automatically terminate upon any assignment thereof and shall continue in effect from year to year only so long as such continuance is approved at least annually
(i) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities of the fund and (ii) by vote of a majority of the Trustees who are not interested persons (as such term is defined in the 1940 Act) of the Adviser or the Trust, cast in person at a meeting called for the purpose of voting on such approval.


The Adviser pays all salaries of officers of the Trust. The Trust pays all expenses not assumed by the Adviser including, but not limited to, auditing, legal, custodial, investor servicing and shareholder reporting expenses. The Trust pays the cost of printing and mailing any Prospectuses sent to shareholders. LFII pays the cost of printing and distributing all other Prospectuses.


Administration Agreement (this section applies only to the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Japan Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund and their respective Trusts).


Under an Administration Agreement with each Fund named above, the Adviser, in its capacity as the Administrator to each Fund, has contracted to perform the following administrative services:

(a)  providing office space, equipment and clerical personnel;

(b) arranging, if desired by the respective Trust, for its Directors, officers and employees to serve as Trustees, officers or agents of each Fund;

(c) preparing and, if applicable, filing all documents required for compliance by each Fund with applicable laws and regulations;

(d) preparation of agendas and supporting documents for and minutes of meetings of Trustees, committees of Trustees and shareholders;

(e) coordinating and overseeing the activities of each Fund's other third-party service providers; and

(f)  maintaining certain books and records of each Fund.

With respect to the Colonial Municipal Money Market Fund, the Administration Agreement for this Fund provides for the following services in addition to the services referenced above:

(g) monitoring compliance by the Fund with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act") and reporting to the Trustees from time to time with respect thereto; and


(h) monitoring the investments and operations of the SR&F Municipal Money Market Portfolio (Municipal Money Market Portfolio) in which Colonial Municipal Money Market Fund is invested and the LFC Utilities Trust (LFC Portfolio) in which Colonial Global Utilities Fund is invested and reporting to the Trustees from time to time with respect thereto.


The Adviser is paid a monthly fee at the annual rate of average daily net assets set forth in Part 1 of this Statement of Additional Information.

The Pricing and Bookkeeping Agreement

The Adviser provides pricing and bookkeeping services to each Colonial fund pursuant to a Pricing and Bookkeeping Agreement. The Adviser, in its capacity as the Administrator to each of Colonial Municipal Money Market Fund and Colonial Global Utilities Fund, is paid an annual fee of $18,000, plus 0.0233% of average daily net assets in excess of $50 million. For each of the other Colonial funds (except for Colonial Newport Tiger Fund, Colonial Newport Japan Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund), the Adviser is paid monthly a fee of $2,250 by each fund, plus a monthly percentage fee based on net assets of the fund equal to the following:


                                        1/12 of 0.000% of the first $50 million;
                                        1/12 of 0.035% of the next $950 million;
                                        1/12 of 0.025% of the next $1 billion;
                                        1/12 of 0.015% of the next $1 billion;
                                        and 1/12 of 0.001% on the excess over $3 billion


The Adviser provides pricing and bookkeeping services to Colonial Newport Tiger Fund, Colonial Newport Japan Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund for an annual fee of $27,000, plus 0.035% of each Fund's average daily net assets over $50 million.


Stein Roe & Farnham Incorporated, the investment adviser of each of the Municipal Money Market Portfolio and LFC Portfolio, provides pricing and bookkeeping services to each Portfolio for a fee of $25,000 plus 0.0025% annually of average daily net assets of each Portfolio over $50 million.


Portfolio Transactions


The following sections entitled "Investment decisions" and "Brokerage and research services" do not apply to Colonial Municipal Money Market Fund, and Colonial Global Utilities Fund. For each of these funds, see Part 1 of its respective SAI. The Adviser of Colonial Newport Tiger Fund, Colonial Newport Japan Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund follows the same procedures as those set forth under "Brokerage and research services."


Investment decisions. The Adviser acts as investment adviser to each of the Colonial funds (except for the Colonial Municipal Money Market Fund, Colonial Global Utilities Fund, Colonial Newport Tiger Fund, Colonial Newport Japan Fund,

Colonial Newport Tiger Cub Fund and Newport Greater China Fund, each of which is administered by the Adviser. The Adviser's affiliate, CASI, advises other institutional, corporate, fiduciary and individual clients for which CASI performs various services. Various officers and Trustees of the Trust also serve as officers or Trustees of other Colonial funds and the other corporate or fiduciary clients of the Adviser. The Colonial funds and clients advised by the Adviser or the funds administered by the Adviser sometimes invest in securities in which the Fund also invests and sometimes engage in covered option writing programs and enter into transactions utilizing stock index options and stock index and financial futures and related options ("other instruments"). If the Fund, such other Colonial funds and such other clients desire to buy or sell the same portfolio securities, options or other instruments at about the same time, the purchases and sales are normally made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each. Although in some cases these practices could have a detrimental effect on the price or volume of the securities, options or other instruments as far as the Fund is concerned, in most cases it is believed that these practices should produce better executions. It is the opinion of the Trustees that the desirability of retaining the Adviser as investment adviser to the Colonial funds outweighs the disadvantages, if any, which might result from these practices.


The portfolio managers of Colonial International Fund for Growth, a series of Colonial Trust III, will use the trading facilities of Stein Roe & Farnham Incorporated, an affiliate of the Adviser, to place all orders for the purchase and sale of this fund's portfolio securities, futures contracts and foreign currencies.

Brokerage and research services. Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc., and subject to seeking "best execution" (as defined below) and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Colonial funds as a factor in the selection of broker-dealers to execute securities transactions for a Colonial fund.

The Adviser places the transactions of the Colonial funds with broker-dealers selected by the Adviser and, if applicable, negotiates commissions. Broker-dealers may receive brokerage commissions on portfolio transactions, including the purchase and writing of options, the effecting of closing purchase and sale transactions, and the purchase and sale of underlying securities upon the exercise of options and the purchase or sale of other instruments. The Colonial funds from time to time also execute portfolio transactions with such broker-dealers acting as principals. The Colonial funds do not intend to deal exclusively with any particular broker-dealer or group of broker-dealers.


It is the Adviser's policy generally to seek best execution, which is to place the Colonial funds' transactions where the Colonial funds can obtain the most favorable combination of price and execution services in particular transactions or provided on a continuing basis by a broker-dealer, and to deal directly with a principal market maker in connection with over-the-counter transactions, except when it is believed that best execution is obtainable elsewhere. In evaluating the execution services of, including the overall reasonableness of brokerage commissions paid to, a broker-dealer, consideration is given to, among other things, the firm's general execution and operational capabilities, and to its reliability, integrity and financial condition.


Securities transactions of the Colonial funds may be executed by broker-dealers who also provide research services (as defined below) to the Adviser and the Colonial funds. The Adviser may use all, some or none of such research services in providing investment advisory services to each of its investment company and other clients, including the fund. To the extent that such services are used by the Adviser, they tend to reduce the Adviser's expenses. In the Adviser's opinion, it is impossible to assign an exact dollar value for such services.


The Trustees have authorized the Adviser to cause the Colonial funds to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction, including the sale of an option or a closing purchase transaction, for the Colonial funds in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include advice as to the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends and portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). The Adviser must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or the Adviser's overall responsibilities to the Colonial funds and all its other clients.


The Trustees have authorized the Adviser to utilize the services of a clearing agent with respect to all call options written by Colonial funds that write options and to pay such clearing agent commissions of a fixed amount per share (currently 1.25 cents) on the sale of the the underlying security upon the exercise of an option written by a fund.


The Adviser may use the services of AlphaTrade Inc. (ATI), its registered broker-dealer subsidiary, when buying or selling equity securities for a Fund's portfolio, pursuant to procedures adopted by the Trustees and Investment Company Act Rule 17e-1. Under the Rule, the Adviser must ensure that commissions a Fund pays ATI on portfolio transactions are reasonable and fair compared to commissions received by other broker-dealers in connection with comparable transactions involving similar securities being bought or sold at about the same time. The Adviser will report quarterly to the Trustees on all securities transactions placed through ATI so that the Trustees may consider whether such trades complied with these procedures and the Rule. ATI employs electronic trading methods by which it seeks to obtain best price and execution for the Fund, and will use a clearing broker to settle trades.

Principal Underwriter

LFII is the principal underwriter of the Trust's shares. LFII has no obligation to buy the Colonial funds' shares, and purchases the Colonial funds' shares only upon receipt of orders from authorized FSFs or investors.

Investor Servicing and Transfer Agent

CISC is the Trust's investor servicing agent (transfer, plan and dividend disbursing agent), for which it receives fees which are paid monthly by the Trust. The fee paid to CISC is based on the average daily net assets of each Colonial fund plus reimbursement for certain out-of-pocket expenses. See "Fund Charges and Expenses" in Part 1 of this SAI for information on fees received by CISC. The agreement continues indefinitely but may be terminated by 90 days' notice by the Fund to CISC or generally by 6 months' notice by CISC to the Fund. The agreement limits the liability of CISC to the Fund for loss or damage incurred by the Fund to situations involving a failure of CISC to use reasonable care or to act in good faith in performing its duties under the agreement. It also provides that the Fund will indemnify CISC against, among other things, loss or damage incurred by CISC on account of any claim, demand, action or suit made on or against CISC not resulting from CISC's bad faith or negligence and arising out of, or in connection with, its duties under the agreement.


DETERMINATION OF NET ASSET VALUE


Each Colonial fund determines net asset value (NAV) per share for each Class as of the close of the New York Stock Exchange (Exchange) (generally 4:00 p.m. Eastern time, 3:00 p.m. Chicago time) each day the Exchange is open. Currently, the Exchange is closed Saturdays, Sundays and the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, the Fourth of July, Labor Day, Thanksgiving and Christmas. Funds with portfolio securities which are primarily listed on foreign exchanges may experience trading and changes in NAV on days on which such Fund does not determine NAV due to differences in closing policies among exchanges. This may significantly affect the NAV of the Fund's redeemable securities on days when an investor cannot redeem such securities. The net asset value of the Municipal Money Market Portfolio will not be determined on days when the Exchange is closed unless, in the judgment of the Municipal Money Market Portfolio's Board of Trustees, the net asset value of the Municipal Money Market Portfolio should be determined on any such day, in which case the determination will be made at 3:00 p.m., Chicago time. Debt securities generally are valued by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of similar securities. However, in circumstances where such prices are not available or where the Adviser deems it appropriate to do so, an over-the-counter or exchange bid quotation is used. Securities listed on an exchange or on NASDAQ are valued at the last sale price. Listed securities for which there were no sales during the day and unlisted securities are valued at the last quoted bid price. Options are valued at the last sale price or in the absence of a sale, the mean between the last quoted bid and offering prices. Short-term obligations with a maturity of 60 days or less are valued at amortized cost pursuant to procedures adopted by the Trustees. The values of foreign securities quoted in foreign currencies are translated into U.S. dollars at the exchange rate for that day. Portfolio positions for which there are no such valuations and other assets are valued at fair value as determined by the Adviser in good faith under the direction of the Trust's Trustees.


Generally, trading in certain securities (such as foreign securities) is substantially completed each day at various times prior to the close of the Exchange. Trading on certain foreign securities markets may not take place on all business days in New York, and trading on some foreign securities markets takes place on days which are not business days in New York and on which the Fund's NAV is not calculated. The values of these securities used in determining the NAV are computed as of such times. Also, because of the amount of time required to collect and process trading information as to large numbers of securities issues, the values of certain securities (such as convertible bonds, U.S. government securities, and tax-exempt securities) are determined based on market quotations collected earlier in the day at the latest practicable time prior to the close of the Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange which will not be reflected in the computation of each Colonial fund's NAV. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value following procedures approved by the Trust's Trustees.

(The following two paragraphs are applicable only to Colonial Newport Tiger Fund, Colonial Newport Japan Fund, Colonial Newport Tiger Cub Fund and Newport Greater China Fund - "Adviser" in these two paragraphs refers to each fund's Adviser, Newport Fund Management, Inc.)


Trading in securities on stock exchanges and over-the-counter markets in the Far East is normally completed well before the close of the business day in New York. Trading on Far Eastern securities markets may not take place on all business days in New York, and trading on some Far Eastern securities markets does take place on days which are not business days in New York and on which the Fund's NAV is not calculated.

The calculation of the Fund's NAV accordingly may not take place contemporaneously with the determination of the prices of the Fund's portfolio securities used in such calculations. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the Exchange (when the Fund's NAV is calculated) will not be reflected in the Fund's calculation of NAV unless the Adviser, acting under procedures established by the Board of Trustees of the Trust, deems that the particular event would materially affect the Fund's NAV, in which case an adjustment will be made. Assets or liabilities initially expressed in terms of foreign currencies are translated prior to the next determination of the NAV of the Fund's shares into U.S. dollars at prevailing market rates.

Amortized Cost for Money Market Funds (this section currently applies only to Colonial Government Money Market Fund, a series of Colonial Trust II - see "Amortized Cost for Money Market Funds" under "Other Information Concerning the Portfolio" in Part 1 of the SAI of Colonial Municipal Money Market Fund for information relating to the Municipal Money Market Portfolio)

Money market funds generally value their portfolio securities at amortized cost according to Rule 2a-7 under the 1940 Act.


Portfolio instruments are valued under the amortized cost method, whereby the instrument is recorded at cost and thereafter amortized to maturity. This method assures a constant NAV but may result in a yield different from that of the same portfolio under the market value method. The Trust's Trustees have adopted procedures intended to stabilize a money market fund's NAV per share at $1.00. When a money market fund's market value deviates from the amortized cost of $1.00, and results in a material dilution to existing shareholders, the Trust's Trustees will take corrective action that may include: realizing gains or losses; shortening the portfolio's maturity; withholding distributions; redeeming shares in kind; or converting to the market value method (in which case the NAV per share may differ from $1.00). All investments will be determined pursuant to procedures approved by the Trust's Trustees to present minimal credit risk.


See the Statement of Assets and Liabilities in the shareholder report of the Colonial Government Money Market Fund for a specimen price sheet showing the computation of maximum offering price per share of Class A shares.

HOW TO BUY SHARES

The Prospectus contains a general description of how investors may buy shares of the Fund and tables of charges. This SAI contains additional information which may be of interest to investors.

The Fund will accept unconditional orders for shares to be executed at the public offering price based on the NAV per share next determined after the order is placed in good order. The public offering price is the NAV plus the applicable sales charge, if any. In the case of orders for purchase of shares placed through FSFs, the public offering price will be determined on the day the order is placed in good order, but only if the FSF receives the order prior to the time at which shares are valued and transmits it to the Fund before the Fund processes that day's transactions. If the FSF fails to transmit before the Fund processes that day's transactions, the customer's entitlement to that day's closing price must be settled between the customer and the FSF. If the FSF receives the order after the time at which the Fund values its shares, the price will be based on the NAV determined as of the close of the Exchange on the next day it is open. If funds for the purchase of shares are sent directly to CISC, they will be invested at the public offering price next determined after receipt in good order. Payment for shares of the Fund must be in U.S. dollars; if made by check, the check must be drawn on a U.S. bank.

The Fund receives the entire NAV of shares sold. For shares subject to an initial sales charge, LFII's commission is the sales charge shown in the Fund's Prospectus less any applicable FSF discount. The FSF discount is the same for all FSFs, except that LFII retains the entire sales charge on any sales made to a shareholder who does not specify a FSF on the Investment Account Application ("Application"). LFII generally retains 100% of any asset-based sales charge (distribution fee) or contingent deferred sales charge. Such charges generally reimburse LFII for any up-front and/or ongoing commissions paid to FSFs.

Checks presented for the purchase of shares of the Fund which are returned by the purchaser's bank or checkwriting privilege checks for which there are insufficient funds in a shareholder's account to cover redemption will subject such purchaser or shareholder to a $15 service fee for each check returned. Checks must be drawn on a U.S. bank and must be payable in U.S. dollars.

CISC acts as the shareholder's agent whenever it receives instructions to carry out a transaction on the shareholder's account. Upon receipt of instructions that shares are to be purchased for a shareholder's account, the designated FSF will receive the applicable sales commission. Shareholders may change FSFs at any time by written notice to CISC, provided the new FSF has a sales agreement with LFII.


Shares credited to an account are transferable upon written instructions in good order to CISC and may be redeemed as described under "How to Sell Shares" in the Prospectus. Certificates will not be issued for Class A shares unless specifically requested and no certificates will be issued for Class B, C, T or Z shares. The Colonial money market funds will not issue certificates. Shareholders may send any certificates which have been previously acquired to CISC for deposit to their account.


SPECIAL PURCHASE PROGRAMS/INVESTOR SERVICES

The following special purchase programs/investor services may be changed or eliminated at any time.

Fundamatic Program. As a convenience to investors, shares of most Colonial funds may be purchased through the Colonial Fundamatic Program. Preauthorized monthly bank drafts or electronic funds transfer for a fixed amount of at least $50 are used to purchase a Colonial fund's shares at the public offering price next determined after LFII receives the proceeds from the draft (normally the 5th or the 20th of each month, or the next business day thereafter). If your Fundamatic purchase is by electronic funds transfer, you may request the Fundamatic purchase for any day. Further information and application forms are available from FSFs or from LFII.


Automated Dollar Cost Averaging (Classes A, B and C). Colonial's Automated Dollar Cost Averaging program allows you to exchange $100 or more on a monthly basis from any Colonial fund in which you have a current balance of at least $5,000 into the same class of shares of up to four other Colonial funds. Complete the Automated Dollar Cost Averaging section of the Application. The designated amount will be exchanged on the third Tuesday of each month. There is no charge for exchanges made pursuant to the Automated Dollar Cost Averaging program. Exchanges will continue so long as your Colonial fund balance is sufficient to complete the transfers. Your normal rights and privileges as a shareholder remain in full force and effect. Thus you can buy any fund, exchange between the same Class of shares of funds by written instruction or by telephone exchange if you have so elected and withdraw amounts from any fund, subject to the imposition of any applicable CDSC.


Any additional payments or exchanges into your Colonial fund will extend the time of the Automated Dollar Cost Averaging program.

An exchange is a capital sale transaction for federal income tax purposes.

You may terminate your program, change the amount of the exchange (subject to the $100 minimum), or change your selection of funds, by telephone or in writing; if in writing by mailing your instructions to Colonial Investors Service Center, Inc. P.O. Box 1722, Boston, MA 02105-1722.

You should consult your FSF or investment adviser to determine whether or not the Automated Dollar Cost Averaging program is appropriate for you.

LFII offers several plans by which an investor may obtain reduced initial or contingent deferred sales charges . These plans may be altered or discontinued at any time. See "Programs For Reducing or Eliminating Sales Charges" for more information.


Tax-Sheltered Retirement Plans. LFII offers prototype tax-qualified plans, including Individual Retirement Accounts (IRAs), and Pension and Profit-Sharing Plans for individuals, corporations, employees and the self-employed. The minimum initial Retirement Plan investment is $25. The First National Bank of Boston is the Trustee of LFII prototype plans and charges a $10 annual fee. Detailed information concerning these Retirement Plans and copies of the Retirement Plans are available from LFII.


Participants in non-Colonial prototype Retirement Plans (other than IRAs) also are charged a $10 annual fee unless the plan maintains an omnibus account with CISC. Participants in Colonial prototype Plans (other than IRAs) who liquidate the total value of their account will also be charged a $15 close-out processing fee payable to CISC. The fee is in addition to any applicable CDSC. The fee will not apply if the participant uses the proceeds to open a Colonial IRA Rollover account in any fund, or if the Plan maintains an omnibus account.

Consultation with a competent financial and tax adviser regarding these Plans and consideration of the suitability of fund shares as an investment under the Employee Retirement Income Security Act of 1974 or otherwise is recommended.

Telephone Address Change Services. By calling CISC, shareholders or their FSF of record may change an address on a recorded telephone line. Confirmations of address change will be sent to both the old and the new addresses. Telephone redemption privileges are suspended for 30 days after an address change is effected.

Colonial Cash Connection. Dividends and any other distributions, including Systematic Withdrawal Plan (SWP) payments, may be automatically deposited to a shareholder's bank account via electronic funds transfer. Shareholders wishing to avail themselves of this electronic transfer procedure should complete the appropriate sections of the Application.


Automatic Dividend Diversification. The automatic dividend diversification reinvestment program (ADD) generally allows shareholders to have all distributions from a fund automatically invested in the same class of shares of another Colonial fund. An ADD account must be in the same name as the shareholder's existing open account with the particular fund. Call CISC for more information at 1-800-422-3737.


PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES

Right of Accumulation and Statement of Intent (Class A and Class T shares only) (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares). Reduced sales charges on Class A and T shares can be effected by combining a current purchase with prior purchases of Class A, B, C, T and Z shares of the Colonial funds. The applicable sales charge is based on the combined total of:


1.   the current purchase; and


2. the value at the public offering price at the close of business on the previous day of all Colonial funds' Class A shares held by the shareholder (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another Colonial fund other than a money market fund and Class B, C, T and Z shares).


LFII must be promptly notified of each purchase which entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder's holdings by CISC. A Colonial fund may terminate or amend this Right of Accumulation.


Any person may qualify for reduced sales charges on purchases of Class A and T shares made within a thirteen-month period pursuant to a Statement of Intent ("Statement"). A shareholder may include, as an accumulation credit toward the completion of such Statement, the value of all Class A, B, C, T and Z shares held by the shareholder on the date of the Statement in Colonial funds (except shares of any Colonial money market fund, unless such shares were acquired by exchange from Class A shares of another non-money market Colonial fund). The value is determined at the public offering price on the date of the Statement. Purchases made through reinvestment of distributions do not count toward satisfaction of the Statement.


During the term of a Statement, CISC will hold shares in escrow to secure payment of the higher sales charge applicable to Class A or T shares actually purchased. Dividends and capital gains will be paid on all escrowed shares and these shares will be released when the amount indicated has been purchased. A Statement does not obligate the investor to buy or a fund to sell the amount of the Statement.

If a shareholder exceeds the amount of the Statement and reaches an amount which would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Statement. The resulting difference in offering price will purchase additional shares for the shareholder's account at the applicable offering price. As a part of this adjustment, the FSF shall return to LFII the excess commission previously paid during the thirteen-month period.

If the amount of the Statement is not purchased, the shareholder shall remit to LFII an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within twenty days after a written request to pay such difference in sales charge, CISC will redeem that number of escrowed Class A shares to equal such difference. The additional amount of FSF discount from the applicable offering price shall be remitted to the shareholder's FSF of record.

Additional information about and the terms of Statements of Intent are available from your FSF, or from CISC at 1-800-345-6611.


Colonial Asset Builder Investment Program (this section currently applies only to the Class A shares of Colonial Growth Shares Fund and The Colonial Fund, each a series of Colonial Trust III). A reduced sales charge applies to a purchase of certain Colonial funds' Class A shares under a Statement of Intent for the Colonial Asset Builder Investment Program. The Program offer may be withdrawn at any time without notice. A completed Program may serve as the initial investment for a new Program, subject to the maximum of $4,000 in initial investments per investor. Shareholders in this program are subject to a 5% sales charge. CISC will escrow shares to secure payment of the additional sales charge on amounts invested if the Program is not completed. Escrowed shares are credited with distributions and will be released when the Program has ended. Shareholders are subject to a 1% fee on the amount invested if they do not complete the Program. Prior to completion of the Program, only scheduled Program investments may be made in a Colonial fund in which an investor has a Program account. The following services are not available to Program accounts until a Program has ended:

Systematic Withdrawal Plan         Share Certificates

Sponsored Arrangements             Exchange Privilege

$50,000 Fast Cash                  Colonial Cash Connection

Right of Accumulation              Automatic Dividend Diversification

Telephone Redemption               Reduced Sales Charges for any "person"

Statement of Intent

*Exchanges may be made to other Colonial funds offering the Program.

Because of the unavailability of certain services, this Program may not be suitable for all investors.

The FSF receives 3% of the investor's intended purchases under a Program at the time of initial investment and 1% after the 24th monthly payment. LFII may require the FSF to return all applicable commissions paid with respect to a Program terminated within six months of inception, and thereafter to return commissions in excess of the FSF discount applicable to shares actually purchased.

Since the Asset Builder plan involves continuous investment regardless of the fluctuating prices of funds shares, investors should consult their FSF to determine whether it is appropriate. The Plan does not assure a profit nor protect against loss in declining markets.


Reinstatement Privilege. An investor who has redeemed Class A, B, C or T shares may, upon request, reinstate within one year a portion or all of the proceeds of such sale in shares of the same Class of any Colonial fund at the NAV next determined after CISC receives a written reinstatement request and payment. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Investors who desire to exercise this privilege should contact their FSF or CISC. Shareholders may exercise this Privilege an unlimited number of times. Exercise of this privilege does not alter the Federal income tax treatment of any capital gains realized on the prior sale of fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Consult your tax adviser.


Privileges of Colonial Employees or Financial Service Firms (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator to the Colonial Funds). Class A shares of certain funds may be sold at NAV to the following individuals whether currently employed or retired: Trustees of funds advised or administered by the Adviser; directors, officers and employees of the Adviser, LFII and other companies affiliated with the Adviser; registered representatives and employees of FSFs (including their affiliates) that are parties to dealer agreements or other sales arrangements with LFII; and such persons' families and their beneficial accounts.


Sponsored Arrangements. Class A and Class T shares (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares) of certain funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the fund on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization's group, the term of the organization's existence and certain characteristics of the members of its group. The Colonial funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.

Class A and Class T shares (Class T shares can only be purchased by the shareholders of Colonial Newport Tiger Fund who already own Class T shares) of certain funds may also be purchased at reduced or no sales charge by clients of dealers, brokers or registered investment advisers that have entered into agreements with LFII pursuant to which the Colonial funds are included as investment options in programs involving fee-based compensation arrangements, and by participants in certain retirement plans.

Waiver of Contingent Deferred Sales Charges (CDSCs) (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator to the Colonial Funds) (Classes A, B, and C) CDSCs may be waived on redemptions in the following situations with the proper documentation:


1. Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If the Class B shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC, when redeemed from the transferee's account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.


2. Systematic Withdrawal Plan (SWP). CDSCs may be waived on redemptions occurring pursuant to a monthly, quarterly or semi-annual SWP established with CISC, to the extent the redemptions do not exceed, on an annual basis, 12% of the account's value, so long as at the time of the first SWP redemption the account had had distributions reinvested for a period at least equal to the period of the SWP (e.g., if it is a quarterly SWP, distributions must have been reinvested at least for the three month period prior to the first SWP redemption); otherwise CDSCs will be charged on SWP redemptions until this requirement is met; this requirement does not apply if the SWP is set up at the time the account is established, and distributions are being reinvested. See below under "Investor Services - Systematic Withdrawal Plan."


3. Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Internal Revenue Code). To be eligible for such waiver, (i) the disability must arise after the purchase of shares and (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

4. Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase and
     (iii) the trust document provides for dissolution of the trust upon the trustee's death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

5. Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the FSF agrees to return the applicable portion of any commission paid by Colonial.

6. Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following (i) normal retirement (as stated in the Plan document) or (ii) separation from service. CDSCs also will be waived on SWP redemptions made to make required minimum distributions from qualified retirement plans that have invested in Colonial funds for at least two years.

The CDSC also may be waived where the FSF agrees to return all or an agreed upon portion of the commission earned on the sale of the shares being redeemed.

HOW TO SELL SHARES

Shares may also be sold on any day the Exchange is open, either directly to the Fund or through the shareholder's FSF. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will send proceeds only after the check has cleared (which may take up to 15 days).

To sell shares directly to the Fund, send a signed letter of instruction or stock power form to CISC, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from FSFs, CISC, and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. Call CISC for more information 1-800-345-6611.

FSFs must receive requests before the time at which the Fund's shares are valued to receive that day's price, are responsible for furnishing all necessary documentation to CISC and may charge for this service.

Systematic Withdrawal Plan


If a shareholder's account balance is at least $5,000, the shareholder may establish a SWP. A specified dollar amount or percentage of the then current net asset value of the shareholder's investment in any Colonial fund designated by the shareholder will be paid monthly, quarterly or semi-annually to a designated payee. The amount or percentage the shareholder specifies generally may not, on an annualized basis, exceed 12% of the value, as of the time the shareholder makes the election, of the shareholder's investment. Withdrawals from Class B and Class C shares of the fund under a SWP will be treated as redemptions of shares purchased through the reinvestment of fund distributions, or, to the extent such shares in the shareholder's account are insufficient to cover Plan payments, as redemptions from the earliest purchased shares of such fund in the shareholder's account. No CDSCs apply to a redemption pursuant to a SWP of 12% or less, even if, after giving effect to the redemption, the shareholder's account balance is less than the shareholder's base amount. Qualified plan participants who are required by Internal Revenue Service regulation to withdraw more than 12%, on an annual basis, of the value of their Class B and Class C share account may do so but will be subject to a CDSC ranging from 1% to 5% of the amount withdrawn. If a shareholder wishes to participate in a SWP, the shareholder must elect to have all of the shareholder's income dividends and other fund distributions payable in shares of the fund rather than in cash.


A shareholder or a shareholder's FSF of record may establish a SWP account by telephone on a recorded line. However, SWP checks will be payable only to the shareholder and sent to the address of record. SWPs from retirement accounts cannot be established by telephone.

A shareholder may not establish a SWP if the shareholder holds shares in certificate form. Purchasing additional shares (other than through dividend and distribution reinvestment) while receiving SWP payments is ordinarily disadvantageous because of duplicative sales charges. For this reason, a shareholder may not maintain a plan for the accumulation of shares of the fund (other than through the reinvestment of dividends) and a SWP at the same time.

SWP payments are made through share redemptions, which may result in a gain or loss for tax purposes, may involve the use of principal and may eventually use up all of the shares in a shareholder's account.


A fund may terminate a shareholder's SWP if the shareholder's account balance falls below $5,000 due to any transfer or liquidation of shares other than pursuant to the SWP. SWP payments will be terminated on receiving satisfactory evidence of the death or incapacity of a shareholder. Until this evidence is received, CISC will not be liable for any payment made in accordance with the provisions of a SWP.


The cost of administering SWPs for the benefit of shareholders who participate in them is borne by the fund as an expense of all shareholders.

Shareholders whose positions are held in "street name" by certain FSFs may not be able to participate in a SWP. If a shareholder's Fund shares are held in "street name," the shareholder should consult his or her FSF to determine whether he or she may participate in a SWP.


Telephone Redemptions. All Colonial fund shareholders and/or their FSFs (except for Colonial Newport Tiger Cub Fund, Colonial Newport Japan Fund and Newport Greater China Fund) are automatically eligible to redeem up to $50,000 of the fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the close of trading of the Exchange (normally 4:00 p.m. Eastern time). Transactions received after 4:00 p.m. Eastern time will receive the next business day's closing price. Telephone redemption privileges for larger amounts and for the Colonial Newport Tiger Cub Fund, Colonial Newport Japan Fund and the Newport Greater China Fund may be elected on the Application. CISC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Telephone redemptions are not available on accounts with an address change in the preceding 30 days and proceeds and confirmations will only be mailed or sent to the address of record unless the redemption proceeds are being sent to a pre-designated bank account. Shareholders and/or their FSFs will be required to provide their name, address and account number. FSFs will also be required to provide their broker number. All telephone transactions are recorded. A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to execute the telephone authorization form or to use the telephone to execute transactions.


Checkwriting (in this section, the "Adviser" refers to Colonial Management Associates, Inc. in its capacity as the Adviser or Administrator of the Colonial Funds) (Available only on the Class A shares of certain Colonial funds) Shares may be redeemed by check if a shareholder has previously completed an Application and Signature Card. CISC will provide checks to be drawn on The First National Bank of Boston (the "Bank"). These checks may be made payable to the order of any person in the amount of not less than $500 nor more than $100,000. The shareholder will continue to earn dividends on shares until a check is presented to the Bank for payment. At such time a sufficient number of full and fractional shares will be redeemed at the next determined net asset value to cover the amount of the check. Certificate shares may not be redeemed in this manner.


Shareholders utilizing checkwriting drafts will be subject to the Bank's rules governing checking accounts. There is currently no charge to the shareholder for the use of checks. The shareholder should make sure that there are sufficient shares in his or her open account to cover the amount of any check drawn since the net asset value of shares will fluctuate. If insufficient shares are in the shareholder's open account, the check will be returned marked "insufficient funds" and no shares will be redeemed; the shareholder will be charged a $15 service fee for each check returned. It is not possible to determine in advance the total value of an open account because prior redemptions and possible changes in net asset value may cause the value of an open account to change. Accordingly, a check redemption should not be used to close an open account. In addition, a check redemption, like any other redemption, may give rise to taxable capital gains.


Non Cash Redemptions. For redemptions of any single shareholder within any 90-day period exceeding the lesser of $250,000 or 1% of a Colonial fund's net asset value, a Colonial fund may make the payment or a portion of the payment with portfolio securities held by that Colonial fund instead of cash, in which case the redeeming shareholder may incur brokerage and other costs in selling the securities received.


DISTRIBUTIONS


Distributions are invested in additional shares of the same Class of the fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash, but will be invested in additional shares of the same Class of the Fund at net asset value. Undelivered distribution checks returned by the post office will be reinvested in your account. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks.


Shareholders may reinvest all or a portion of a recent cash distribution without a sales charge. A shareholder request must be received within 30 calendar days of the distribution. A shareholder may exercise this privilege only once. No charge is currently made for reinvestment.


Shares of most funds that pay daily dividends will normally earn dividends starting with the date the fund receives payment for the shares and will continue through the day before the shares are redeemed, transferred or exchanged. The daily dividends for Colonial Municipal Money Market Fund will be earned starting with the day after that fund receives payments for the shares.

HOW TO EXCHANGE SHARES

Shares of the Fund may be exchanged for the same class of shares of the other continuously offered Colonial funds (with certain exceptions) on the basis of the NAVs per share at the time of exchange. Class T and Z shares may be exchanged for Class A shares of the other Colonial funds. The prospectus of each Colonial fund describes its investment objective and policies, and shareholders should obtain a prospectus and consider these objectives and policies carefully before requesting an exchange. Shares of certain Colonial funds are not available to residents of all states. Consult CISC before requesting an exchange.


By calling CISC, shareholders or their FSF of record may exchange among accounts with identical registrations, provided that the shares are held on deposit. During periods of unusual market changes or shareholder activity, shareholders may experience delays in contacting CISC by telephone to exercise the telephone exchange privilege. Because an exchange involves a redemption and reinvestment in another Colonial fund, completion of an exchange may be delayed under unusual circumstances, such as if the fund suspends repurchases or postpones payment for the fund shares being exchanged in accordance with federal securities law. CISC will also make exchanges upon receipt of a written exchange request and, share certificates, if any. If the shareholder is a corporation, partnership, agent, or surviving joint owner, CISC will require customary additional documentation. Prospectuses of the other Colonial funds are available from the Colonial Literature Department by calling 1-800-426-3750.


A loss to a shareholder may result from an unauthorized transaction reasonably believed to have been authorized. No shareholder is obligated to use the telephone to execute transactions.

You need to hold your Class A and Class T shares for five months before exchanging to certain funds having a higher maximum sales charge. Consult your FSF or CISC. In all cases, the shares to be exchanged must be registered on the records of the fund in the name of the shareholder desiring to exchange.

Shareholders of the other Colonial open-end funds generally may exchange their shares at NAV for the same class of shares of the fund.

An exchange is a capital sale transaction for federal income tax purposes. The exchange privilege may be revised, suspended or terminated at any time.

SUSPENSION OF REDEMPTIONS


A Colonial fund may not suspend shareholders' right of redemption or postpone payment for more than seven days unless the Exchange is closed for other than customary weekends or holidays, or if permitted by the rules of the SEC during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the fund to dispose of its securities or to determine fairly the value of its net assets, or during any other period permitted by order of the SEC for the protection of investors.

SHAREHOLDER LIABILITY

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Declaration disclaims shareholder liability for acts or obligations of the fund and the Trust and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the fund or the Trust's Trustees. The Declaration provides for indemnification out of fund property for all loss and expense of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances (which are considered remote) in which the fund would be unable to meet its obligations and the disclaimer was inoperative.


The risk of a particular fund incurring financial loss on account of another fund of the Trust is also believed to be remote, because it would be limited to circumstances in which the disclaimer was inoperative and the other fund was unable to meet its obligations.


SHAREHOLDER MEETINGS

As described under the caption "Organization and History" in the Prospectus of each Colonial fund, the fund will not hold annual shareholders' meetings. The Trustees may fill any vacancies in the Board of Trustees except that the Trustees may not fill a vacancy if, immediately after filling such vacancy, less than two-thirds of the Trustees then in office would have been elected to such office by the shareholders. In addition, at such times as less than a majority of the Trustees then in office have been elected to such office by the shareholders, the Trustees must call a meeting of shareholders. Trustees may be removed from office by a written consent signed by a majority of the outstanding shares of the Trust or by a vote of the holders of a majority of the outstanding shares at a meeting duly called for the purpose, which meeting shall be held upon written request of the holders of not less than 10% of the outstanding shares of the Trust. Upon written request by the holders of 1% of the outstanding shares of the Trust stating that such shareholders of the Trust, for the purpose of obtaining the signatures necessary to demand a shareholders' meeting to consider removal of a Trustee, request information regarding the Trust's shareholders, the Trust will provide appropriate materials (at the expense of the requesting shareholders). Except as otherwise disclosed in the Prospectus and this SAI, the Trustees shall continue to hold office and may appoint their successors.

At any shareholders' meetings that may be held, shareholders of all series would vote together, irrespective of series, on the election of Trustees or the selection of independent accountants, but each series would vote separately from the others on other matters, such as changes in the investment policies of that series or the approval of the management agreement for that series.

PERFORMANCE MEASURES

Total Return

Standardized average annual total return. Average annual total return is the actual return on a $1,000 investment in a particular class of shares of the fund, made at the beginning of a stated period, adjusted for the maximum sales charge or applicable CDSC for the class of shares of the fund and assuming that all distributions were reinvested at NAV, converted to an average annual return assuming annual compounding.


Nonstandardized total return. Nonstandardized total returns may differ from standardized average annual total returns in that they may relate to nonstandardized periods, represent aggregate rather than average annual total returns or may not reflect the sales charge or CDSC.


Yield

Money market. A money market fund's yield and effective yield is computed in accordance with the SEC's formula for money market fund yields.


Non-money market. The yield for each class of shares of a fund is determined by
(i) calculating the income (as defined by the SEC for purposes of advertising yield) during the base period and subtracting actual expenses for the period (net of any reimbursements), and (ii) dividing the result by the product of the average daily number of shares of the fund that were entitled to dividends during the period and the maximum offering price of the fund on the last day of the period, (iii) then annualizing the result assuming semi-annual compounding. Tax-equivalent yield is calculated by taking that portion of the yield which is exempt from income tax and determining the equivalent taxable yield which would produce the same after-tax yield for any given federal and state tax rate, and adding to that the portion of the yield which is fully taxable. Adjusted yield is calculated in the same manner as yield except that expenses voluntarily borne or waived by Colonial have been added back to actual expenses.


Distribution rate. The distribution rate for each class of shares of a fund is calculated by annualizing the most current period's distributions and dividing by the maximum offering price on the last day of the period. Generally, the fund's distribution rate reflects total amounts actually paid to shareholders, while yield reflects the current earning power of the fund's portfolio securities (net of the fund's expenses). The fund's yield for any period may be more or less than the amount actually distributed in respect of such period.


The fund may compare its performance to various unmanaged indices published by such sources as are listed in Appendix II.


The fund may also refer to quotations, graphs and electronically transmitted data from sources believed by the Adviser to be reputable, and publications in the press pertaining to a fund's performance or to the Adviser or its affiliates, including comparisons with competitors and matters of national and global economic and financial interest. Examples include Forbes, Business Week, Money Magazine, The Wall Street Journal, The New York Times, The Boston Globe, Barron's National Business & Financial Weekly, Financial Planning, Changing Times, Reuters Information Services, Wiesenberger Mutual Funds Investment Report, Lipper Analytical Services Corporation, Morningstar, Inc., Sylvia Porter's Personal Finance Magazine, Money Market Directory, SEI Funds Evaluation Services, FTA World Index and Disclosure Incorporated.


All data are based on past performance and do not predict future results.

                                   APPENDIX I
                           DESCRIPTION OF BOND RATINGS
                       STANDARD & POOR'S CORPORATION (S&P)

The following descriptions are applicable to municipal bond funds:

AAA bonds have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA bonds have a very strong capacity to pay interest and repay principal, and they differ from AAA only in small degree.

A bonds have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB bonds are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than for bonds in the A category.

BB, B, CCC, CC and C bonds are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or large exposures to adverse conditions.

BB bonds have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B bonds have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC bonds have a currently identifiable vulnerability to default, and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, the bonds are not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC rating typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C rating typically is applied to debt subordinated to senior debt which assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI rating is reserved for income bonds on which no interest is being paid.

D bonds are in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Plus(+) or minus(-) ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings. The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, although addressing credit quality subsequent to completion of the project, makes no comments on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

Municipal Notes:

SP-1. Notes rated SP-1 have very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are designated as SP-1+.

SP-2. Notes rated SP-2 have satisfactory capacity to pay principal and interest.

Notes due in three years or less normally receive a note rating. Notes maturing beyond three years normally receive a bond rating, although the following criteria are used in making that assessment:

          Amortization schedule (the larger the final maturity relative to other maturities, the more likely the issue will be rated as a note).

          Source of payment (the more dependent the issue is on the market for its refinancing, the more likely it will be rated as a note).

Demand Feature of Variable Rate Demand Securities:

S&P assigns dual ratings to all long-term debt issues that have as part of their provisions a demand feature. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity, and the commercial paper rating symbols are usually used to denote the put (demand) option (for example, AAA/A-1+). Normally, demand notes receive note rating symbols combined with commercial paper symbols (for example, SP-1+/A-1+).

Commercial Paper:

A. Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree to safety.

A-1. This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are designed A-1+.

Corporate Bonds:

The description of the applicable rating symbols and their meanings is substantially the same as the Municipal Bond ratings set forth above.


The following descriptions are applicable to equity and taxable bond funds:

AAA bonds have the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA bonds differ from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A bonds are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB bonds exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC and CC bonds are regarded, as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB bonds are less vulnerable to non-payment than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B bonds are more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC bonds are currently vulnerable to nonpayment, and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC bonds are currently highly vulnerable to nonpayment.

C ratings may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on the obligation are being continued.

D bonds are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus(-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r This symbol is attached to the rating of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

                   MOODY'S INVESTORS SERVICES, INC. (MOODY'S)

Aaa bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge". Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While various protective elements are likely to change, such changes as can be visualized are most unlikely to impair a fundamentally strong position of such issues.


Aa bonds are judged to be of high quality by all standards. Together with Aaa bonds they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Those bonds in the Aa through B groups that Moody's believes possess the strongest investment attributes are designated by the symbol Aa1, A1 and Baa1.


A bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.


Baa bonds are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact, have speculative characteristics as well.


Ba bonds are judged to have speculative elements: their future cannot be considered as well secured. Often, the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.


Caa bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.


Ca bonds represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.


C bonds are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Conditional Ratings. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience,

(c) rentals which begin when facilities are completed, or (d) payments to which some other limiting conditions attach. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Note: Those bonds in the Aa, A, Baa, Ba, and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa 1, A 1, Baa 1, Ba 1, and B 1.

Municipal Notes:

MIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

MIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Demand Feature of Variable Rate Demand Securities:
Moody's may assign a separate rating to the demand feature of a variable rate demand security. Such a rating may include:

VMIG 1. This designation denotes best quality. There is present strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

VMIG 2. This designation denotes high quality. Margins of protection are ample although not so large as in the preceding group.

VMIG 3. This designation denotes favorable quality. All security elements are accounted for, but there is lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

Commercial Paper:

Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

               Prime-1  Highest Quality
               Prime-2  Higher Quality
               Prime-3  High Quality

If an issuer represents to Moody's that its Commercial Paper obligations are supported by the credit of another entity or entities, Moody's, in assigning ratings to such issuers, evaluates the financial strength of the indicated affiliated corporations, commercial banks, insurance companies, foreign governments, or other entities, but only as one factor in the total rating assessment.

Corporate Bonds:

The description of the applicable rating symbols (Aaa, Aa, A) and their meanings is identical to that of the Municipal Bond ratings as set forth above, except for the numerical modifiers. Moody's applies numerical modifiers 1, 2, and 3 in the Aa and A classifications of its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a midrange ranking; and the modifier 3 indicates that the issuer ranks in the lower end of its generic rating category.


                            FITCH INVESTORS SERVICES

Investment Grade Bond Ratings

AAA bonds are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and/or dividends and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA bonds are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated `AAA'. Because bonds rated in the `AAA' and `AA' categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated `F-1+'.

A bonds are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than debt securities with higher ratings.

BBB bonds are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest or dividends and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these securities and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for securities with higher ratings.

Conditional

A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

Speculative-Grade Bond Ratings

BB bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified, which could assist the obligor in satisfying its debt service requirements.

B bonds are considered highly speculative. While securities in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC bonds have certain identifiable characteristics that, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C bonds are in imminent default in payment of interest or principal.

DDD, DD, and D bonds are in default on interest and/or principal payments. Such securities are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these securities, and `D' represents the lowest potential for recovery.


                         DUFF & PHELPS CREDIT RATING CO.

AAA - Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+, AA, AA - High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+, A, A - Protection factors are average but adequate. However, risk factors are more available and greater in periods of economic stress.

BBB+, BBB, BBB - Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB - Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+, B, B - Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctuate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC - Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD - Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.


                                          APPENDIX II
                                             1996

SOURCE                                     CATEGORY                                               RETURN (%)
Donoghue                                   Tax-Free Funds                                               4.95
Donoghue                                   U.S. Treasury Funds                                          4.71
Dow Jones & Company                        Industrial Index                                            28.91
Morgan Stanley                             Capital International EAFE Index                             6.05
Morgan Stanley                             Capital International EAFE GDP Index                         7.63
Libor                                      Six-month Libor                                               N/A
Lipper                                     Short U.S. Government Funds                                  4.36
Lipper                                     California Municipal Bond Funds                              3.65
Lipper                                     Connecticut Municipal Bond Funds                             3.48
Lipper                                     Closed End Bond Funds                                        8.13
Lipper                                     Florida Municipal Bond Funds                                 3.00
Lipper                                     General Bond Fund                                            6.16
Lipper                                     General Municipal Bonds                                      3.30
Lipper                                     Global Funds                                                16.51
Lipper                                     Growth Funds                                                19.24
Lipper                                     Growth & Income Funds                                       20.78
Lipper                                     High Current Yield Bond Funds                               13.67
Lipper                                     High Yield Municipal Bond Debt                               4.17
Lipper                                     Fixed Income Funds                                          10.24
Lipper                                     Insured Municipal Bond Average                               2.83
Lipper                                     Intermediate Muni Bonds                                      3.70
Lipper                                     Intermediate (5-10) U.S. Government Funds                    2.68
Lipper                                     Massachusetts Municipal Bond Funds                           3.39
Lipper                                     Michigan Municipal Bond Funds                                3.17
Lipper                                     Mid Cap Funds                                               18.10
Lipper                                     Minnesota Municipal Bond Funds                               3.11
Lipper                                     U.S. Government Money Market Funds                           4.75
Lipper                                     New York Municipal Bond Funds                                3.15
Lipper                                     North Carolina Municipal Bond Funds                          2.78
Lipper                                     Ohio Municipal Bond Funds                                    3.35
Lipper                                     Small Company Growth Funds                                  20.20
Lipper                                     U.S. Government Funds                                        1.72
Lipper                                     Pacific Region Funds-Ex-Japan                               11.11
Lipper                                     Pacific Region                                              (4.45)
Lipper                                     International Funds                                         11.78
Lipper                                     Balanced Funds                                              13.76
Lipper                                     Tax-Exempt Money Market                                      2.93
Shearson Lehman                            Composite Government Index                                   2.77
Shearson Lehman                            Government/Corporate Index                                   2.90
Shearson Lehman                            Long-term Government Index                                  (0.84)
S&P                                        S&P 500 Index                                               22.95
S&P                                        Utility Index                                                3.12
S&P                                        Barra Growth                                                23.98
S&P                                        Barra Value                                                 21.99
S&P                                        Midcap 400                                                  19.20
First Boston                               High Yield Index                                            12.40
Swiss Bank                                 10 Year U.S. Government (Corporate Bond)                     0.30
Swiss Bank                                 10 Year United Kingdom (Corporate Bond)                     19.10
Swiss Bank                                 10 Year France (Corporate Bond)                              7.80
Swiss Bank                                 10 Year Germany (Corporate Bond)                             1.00
Swiss Bank                                 10 Year Japan (Corporate Bond)                              (3.40)
Swiss Bank                                 10 Year Canada (Corporate Bond)                              10.5
Swiss Bank                                 10 Year Australia (Corporate Bond)                           20.6
Morgan Stanley Capital International       10 Year Hong Kong (Equity)                                  21.87
Morgan Stanley Capital International       10 Year Belgium (Equity)                                    15.16

SOURCE                                     CATEGORY                                               RETURN (%)

Morgan Stanley Capital International       10 Year Austria (Equity)                                     7.65
Morgan Stanley Capital International       10 Year France (Equity)                                     10.35
Morgan Stanley Capital International       10 Year Netherlands (Equity)                                16.90
Morgan Stanley Capital International       10 Year Japan (Equity)                                       3.39
Morgan Stanley Capital International       10 Year Switzerland (Equity)                                13.14
Morgan Stanley Capital International       10 Year United Kingdom (Equity)                             15.06
Morgan Stanley Capital International       10 Year Germany (Equity)                                     8.16
Morgan Stanley Capital International       10 Year Italy (Equity)                                       0.53
Morgan Stanley Capital International       10 Year Sweden (Equity)                                     16.42
Morgan Stanley Capital International       10 Year United States (Equity)                              14.39
Morgan Stanley Capital International       10 Year Australia (Equity)                                  11.44
Morgan Stanley Capital International       10 Year Norway (Equity)                                     13.23
Morgan Stanley Capital International       10 Year Spain (Equity)                                      11.55
Morgan Stanley Capital International       World GDP Index                                             11.50
Morgan Stanley Capital International       Pacific Region Funds Ex-Japan                               20.54
Bureau of Labor Statistics                 Consumer Price Index (Inflation)                             3.32
FHLB-San Francisco                         11th District Cost-of-Funds Index                             N/A
Federal Reserve                            Six-Month Treasury Bill                                       N/A
Federal Reserve                            One-Year Constant-Maturity Treasury Rate                      N/A
Federal Reserve                            Five-Year Constant-Maturity Treasury Rate                     N/A
Frank Russell & Co.                        Russell 2000                                                16.50
Frank Russell & Co.                        Russell 1000 Value                                          21.64
Frank Russell & Co.                        Russell 1000 Growth                                         11.26
Bloomberg                                  NA                                                             NA
Credit Lyonnais                            NA                                                             NA
Statistical Abstract of the U.S.           NA                                                             NA
World Economic Outlook                     NA                                                             NA

*in U.S. currency

                                COLONIAL TRUST VI

                              Cross Reference Sheet

       (Colonial Small Cap Value Fund, formerly Colonial Small Stock Fund)

Item Number of Form N-1A         Location or Caption in the
                                 Statement of  Additional
                                 Information

Part B

   10.                           Cover Page

   11.                           Table of Contents

   12.                           Not Applicable

   13.                           Investment Objective and Policies;
                                 Fundamental Investment Policies;
                                 Other  Investment Policies;
                                 Portfolio Turnover;  Miscellaneous
                                 Investment Practices

   14.                           Fund Charges and Expenses;
                                 Management of  the Colonial Funds

   15.                           Fund Charges and Expenses

   16.                           Fund Charges and Expenses;
                                 Management of  the Colonial Funds

   17.                           Fund Charges and Expenses;
                                 Management of  the Colonial Funds

   18.                           Shareholder Meetings; Shareholder
                                 Liability

   19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                                 Programs/Investor  Services;
                                 Programs For Reducing or
                                 Eliminating Sales Charges; How to
                                 Sell  Shares; How to Exchange
                                 Shares

   20.                           Taxes

   21.                           Fund Charges and Expenses;
                                 Management of  the Colonial Funds

   22.                           Fund Charges and Expenses;
                                 Investment  Performance;
                                 Performance Measures

   23.                           Independent Accountants

                          COLONIAL SMALL CAP VALUE FUND

                       Statement of Additional Information

                                October 27, 1997


This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Small Cap Value Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by a Prospectus of the Fund dated October 27 1997. The SAI should be read together with a Prospectus and the Fund's most recent annual report dated June 30, 1997. Investors may obtain a free copy of a Prospectus and the annual report from Liberty Financial Investments, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

      Part 1                                                         Page
      Definitions
      Investment Objective and Policies
      Fundamental Investment Policies
      Other Investment Policies

      Fund Charges and Expenses
      Investment Performance
      Custodian
      Independent Accountants

      Part 2
      Miscellaneous Investment Practices
      Taxes
      Management of the Colonial Funds
      Determination of Net Asset Value
      How to Buy Shares
      Special Purchase Programs/Investor Services
      Programs for Reducing or Eliminating Sales Charges
      How to Sell Shares
      Distributions
      How to Exchange Shares
      Suspension of Redemptions
      Shareholder Liability
      Shareholder Meetings
      Performance Measures
      Appendix I
      Appendix II









SC-16/330E-1097

                                     PART 1

                          COLONIAL SMALL CAP VALUE FUND

                       Statement of Additional Information

                                October 27, 1997

DEFINITIONS

         "Trust"         Colonial Trust VI
         "Fund"          Colonial Small Cap Value Fund
         "Adviser"       Colonial Management Associates, Inc., the Fund's
                          investment adviser
         "LFII"          Liberty Financial Investments, Inc., the Fund's
                          distributor
         "CISC"          Colonial Investors Service Center, Inc., the Fund's
                          shareholder services and transfer agent


INVESTMENT OBJECTIVE AND POLICIES
The Fund's Prospectuses describe its investment objective and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectuses:

   Small Companies
   Short-Term Debt Instruments
   Repurchase Agreements
   Futures Contracts and Related Options


Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval. Effective February 28, 1997, the Fund changed its name from "Colonial Small Stock Fund" to its current name.


FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

The Fund may:

1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, it will not purchase additional portfolio securities while borrowings exceed 5% of net assets;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts does not exceed 5% of its total assets;
4. Underwrite securities issued by others only when disposing of portfolio securities;
5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and
6. Not concentrate more than 25% of its total assets in any one industry or with respect to 75% of total assets purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer, or purchase voting securities of an issuer if, as a result of purchase, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As  non-fundamental   investment   policies  which  may  be  changed  without  a
shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities;

3. Purchase or sell commodity contracts if the total initial margin and premiums on the contracts would exceed 5% of its total assets; and
4.   Invest more than 15% of its net assets in illiquid assets.


Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, the issuer is the entity whose revenues support the security.



FUND CHARGES AND EXPENSES

Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets of the Fund, at the annual rate of 0.80% (subject to any voluntary reductions the Adviser may agree to periodically).


Recent Fees paid to the Adviser, LFII and CISC (dollars in thousands)

                                              Year ended June 30
                                         1997         1996         1995
                                         ----         ----         ----
Management fee                          $1,428        $734         $279
Bookkeeping fee                             93          52           28
Shareholder service and transfer
  agent fee                                785         409          154
12b-1 fees:
  Service fee (Classes A,B,C)              589         300          118
  Distribution fee (Class B)               957         436          128
  Distribution fee (Class C*)               35           3          N/A

* Class C shares were initially offered on January 15, 1996.


Brokerage Commissions (dollars in thousands)


                                             1997         1996           1995
                                             ----         ----           ----
Total commissions                            $414         $192           $ 94
Directed transactions**                   $51,077          ---         $6,217
Commissions on directed transactions         $104          ---           $ 17


** See "Management of the Colonial Funds-Portfolio Transactions-Brokerage and Research Services" in Part 2 of this SAI.

Trustees and Trustees Fees

For the fiscal year ended June 30, 1997, and the calendar year ended December 31, 1996, the Trustees received the following compensation for serving as
Trustees:

                                                               Total Compensation From Trust And Fund Complex Paid
                                   Aggregate Compensation                    To The Trustees For The
          Trustee                From Fund For Fiscal Year          Calendar Year Ended December 31, 1996 (c)
          -------                -------------------------          -----------------------------------------
Robert J. Birnbaum                         $1,552                                  $ 92,000
Tom Bleasdale                               1,768(b)                                104,500(d)
Lora S. Collins                             1,554                                    92,000
James E. Grinnell                           1,551(e)                                 93,000
William D. Ireland, Jr.                     1,733                                   109,000
Richard W. Lowry                            1,583                                    95,000
William E. Mayer                            1,552                                    91,000
James L. Moody, Jr.                         1,766(f)                                106,500(g)
John J. Neuhauser                           1,599                                    94,500
George L. Shinn                             1,646                                   105,500
Robert L. Sullivan                          1,682                                   102,000
Sinclair Weeks, Jr.                         1,736                                   110,000


(a) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(b)  Includes $899 payable in later years as deferred compensation.
(c) At December 31, 1996, the Colonial Funds Complex consisted of 38 open-end and 5 closed-end management investment company portfolios.
(d)  Includes $49,000 payable in later years as deferred compensation.
(e)  Includes $40 payable in later years as deferred compensation.
(f) Total compensation of $1,766 for the fiscal year ended June 30, 1997 will be payable in later years as deferred compensation.
(g) Total compensation of $106,500 for the calendar year ended December 31, 1996, will be payable in later years as deferred compensation.


The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1996:


                                  Total Compensation
                                From Liberty Funds For
                               The Calendar Year Ended
Trustee                           December 31, 1996(h)
-------                           --------------------
Robert J. Birnbaum                      $25,000
James E. Grinnell                        25,000
Richard W. Lowry                         25,000

(h)  The Liberty Funds are advised by Liberty Asset Management  Company (LAMCO).
     LAMCO  is  an  indirect   wholly-owned   subsidiary  of  Liberty  Financial
     Companies, Inc. (an intermediate parent of the Adviser).


Ownership of the Fund

The following information is as of September 30, 1997:


The officers and Trustees as a group beneficially owned less than 1% of the Class A, Class B and Class C shares of the Fund. The Colonial Group, Inc. Profit Sharing Plan, of which certain officers of the Adviser serve as Trustees, held 153,011 Class Z shares or 99.85% of such Class.


Merrill Lynch Pierce Fenner & Smith For the Sole Benefit of its Customers, Attn. Fund Administration, 4800 Deer Lake Drive East, Jacksonville, FL 32216, owned of record 2,411,152 Class A shares or 33.71% of such Class, 1,289,468 Class B shares or 17.31% of such Class, and 157,953 Class C shares or 33.97% of such Class.


There were 13,533 Class A, 31,198 Class B, 1,000 Class C and 4 Class Z shareholders of record of the Fund.


Sales Charges (dollars in thousands)            Class A Shares
                                              Year ended June 30

                                             1997         1996        1995
                                             ----         ----        ----
Aggregate charges on Fund share sales        $888         $755        $169
Sales charges retained by LFII               $120         $110         $23


                                                Class B Shares
                                               Year ended June 30

                                              1997         1996        1995
                                              ----         ----        ----
Aggregate contingent deferred sales
   charges (CDSC) on Fund redemptions
   retained by LFII                           $310         $138        $78


                                       Class C Shares
                                                     January 15, 1996
                            Year ended        (Class C shares initially offered)
                           June 30, 1997            through June 30, 1996
                           -------------            ----------------------
Aggregate (CDSCs) on Fund
   redemptions retained by
   LFII                         $10               $ (rounds to less than 1)


12b-1 Plan, CDSC and Conversion of Shares


The Fund offers four classes of shares - Class A, Class B, Class C and Class Z. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 plan (Plan) pursuant to Rule 12b-1 under the Act for each of Classes A, B and C. Under the Plan, the Fund pays LFII monthly a service fee at an annual rate of 0.25% of the net assets attributed to Classes A, B and C. The Fund also pays LFII monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to Classes B and C. LFII may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFII's expenses, LFII may realize a profit from the fees.


The Plan authorizes any other payments by the Fund to LFII and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirectly financing the distribution of Fund shares.


The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments to the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees who are not interested persons of the Trust is effected by such disinterested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to 1.00% CDSC on redemptions within one year after purchase. Class Z shares are offered at net asset value and are not subject to a CDSC. The CDSCs are described in the Prospectus.


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.

Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value which are not subject to the CDSC.


Sales-related expenses for the fiscal year ended June 30, 1997, (dollars in thousands) of LFII relating to the Fund were as follows:

                      Class A Shares       Class B Shares       Class C Shares
                      --------------       --------------       --------------
Fees to FSFs                $252                  $2,524              $55
Cost of sales material
  relating to the Fund
 (including printing and
  mailing expenses)         $203                  $  379              $36
Allocated travel,
 entertainment and other
 promotional expenses
(including advertising)      $143                 $  262              $26


INVESTMENT PERFORMANCE

The Fund's Classes A, B, C and Z yields for the month ended June 30, 1997 were -0.24%, -0.98% -0.26% and -0.26%, respectively.

The Fund's Class A average annual total returns at June 30, 1997 were as follows:


                                 1 year             5 years         10 Years
                                 ------             -------         --------

With sales charge of 5.75%       12.67%             20.58%           9.47%
Without sales charge             19.54%             22.01%          10.12%

Returns for 5 and 10 years were achieved in part under different objectives and policies in effect before November 2, 1992, also the date when the Fund changed its name from "Colonial Small Stock Index Trust".


The Fund's Class B average annual total returns at June 30, 1997 were as follows:


                                                          November 9, 1992
                                                     (Class B shares initially
                                                               offered)
                                 1 Year                 through June 30, 1997
                                 ------                 ---------------------
With applicable CDSC             13.63%(5.00% CDSC)          21.37%(2.00% CDSC)
Without CDSC                     18.63%                      21.58%


The Fund's Class C total returns at June 30, 1997 were as follows:

                                                    January 15, 1996
                                             (Class C shares initially offered)
                           1 Year                through June 30, 1997
                           ------                ---------------------
With applicable CDSC   17.64%(1.00% CDSC)               25.23%
Without CDSC           18.64%                           25.23%

The Fund's Class Z total return at June 30, 1997 was as follows:

                                               July 31, 1995
                                    Class C shares initially offered
              1 Year                        through June 30, 1997
              ------                        ---------------------
              19.87%                                16.94%


The Fund's Classes A, B, C and Z distribution rates at June 30, 1997, based on the last twelve months' distributions, were 0.00% for each Class, respectively. See "Performance Measures" in Part 2 of this SAI for how calculations are made.


CUSTODIAN

Boston Safe Deposit and Trust Company is the Fund's custodian. Effective in late November, 1997, the Fund's Custodian will be The Chase Manhattan Bank. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated, and the financial highlights included in the Prospectuses have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements and Report of Independent Accountants appearing in the June 30, 1997 Annual Report are incorporated in this SAI by reference.


                                COLONIAL TRUST VI

           Cross Reference Sheet (Colonial International Equity Fund)

Item Number of Form N-1A     Location or Caption in the
                             Statement of  Additional
                             Information

Part B

   10.                       Cover Page

   11.                       Table of Contents

   12.                       Not Applicable

   13.                       Investment Objective and Policies;
                             Fundamental Investment Policies;
                             Other  Investment Policies;
                             Portfolio Turnover;  Miscellaneous
                             Investment Practices

   14.                       Fund Charges and Expenses;
                             Management of  the Colonial Funds

   15.                       Fund Charges and Expenses

   16.                       Fund Charges and Expenses;
                             Management of  the Colonial Funds

   17.                       Fund Charges and Expenses;
                             Management of  the Colonial Funds

   18.                       Shareholder Meetings; Shareholder
                             Liability

   19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                             Programs/Investor  Services;
                             Programs For Reducing or
                             Eliminating Sales Charges; How to
                             Sell  Shares; How to Exchange
                             Shares

   20.                       Taxes

   21.                       Fund Charges and Expenses;
                             Management of  the Colonial Funds

   22.                       Fund Charges and Expenses;
                             Investment  Performance;
                             Performance Measures

   23.                       Independent Accountants

                       COLONIAL INTERNATIONAL EQUITY FUND
                       Statement of Additional Information
                                October 27, 1997




This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial International Equity Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated October 27, 1997. This SAI should be read together with the Prospectus and the Fund's most recent Annual Report dated June 30, 1997. Investors may obtain a free copy of the Prospectus and Annual Report from Liberty Financial Investments, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's prospectus.

TABLE OF CONTENTS


      Part 1                                                              Page

      Definitions
      Investment Objective and Policies
      Fundamental Investment Policies
      Other Investment Policies
      Fund Charges and Expenses
      Investment Performance
      Custodian
      Independent Accountants


      Part 2

      Miscellaneous Investment Practices
      Taxes
      Management of the Colonial Funds
      Determination of Net Asset Value
      How to Buy Shares
      Special Purchase Programs/Investor Services
      Programs for Reducing or Eliminating Sales Charges
      How to Sell Shares
      Distributions
      How to Exchange Shares
      Suspension of Redemptions
      Shareholder Liability
      Shareholder Meetings
      Performance Measures
      Appendix I
      Appendix II





IE-16/396E-10/97

                       COLONIAL INTERNATIONAL EQUITY FUND
                       Statement of Additional Information
                                October 27, 1997



DEFINITIONS
 "Fund"     Colonial International Equity Fund
 "Trust"    Colonial Trust VI
 "Adviser"  Colonial Management Associates, Inc., the Fund's investment adviser
 "LFII"     Liberty Financial Investments, Inc., the Fund's distributor
 "CISC"     Colonial Investors Service Center, Inc., the Fund's shareholder services and transfer agent


INVESTMENT OBJECTIVES AND POLICIES
The Fund's Prospectus describes its investment objective and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:


         Small Companies
         Foreign Securities
         Money Market Instruments
         Repurchase Agreements
         Futures Contracts and Related Options
         Foreign Currency Transactions


Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.


FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.

The Fund may:
1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities (other than short-term securities) while borrowings exceed 5% of net assets;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;
4. Underwrite securities issued by others only when disposing of portfolio securities;
5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and
6. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:
1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and
3.    Invest more than 15% of its net assets in illiquid assets.

                                       b

FUND CHARGES AND EXPENSES
Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.95% subject to any voluntary reduction that the Adviser may agree to from time to time.


Recent Fees paid to the Adviser, LFII and CISC (dollars in thousands) (before voluntary reductions)

                                                      Period March 31, 1996
                                   Year ended   (effective date of registration)
                                  June 30,1997        through June 30, 1996

Management fee                        $149                     $36
Bookkeeping fee                         27                       7
Shareholder service and transfe
 agent fee                              40                      10
12b-1 fees:
     Service fee                        39                      10
     Distribution Fee (Class B)          2                      (a)
     Distribution Fee (Class C)          2                      (a)

(a)     Rounds to less than one.



Brokerage Commissions (dollars in thousands)


                                                     Period March 31, 1996
                                Year ended     (effective date of registration)
                               June 30, 1997         through June 30, 1996
Total commissions                   $24                       $26
Directed transactions (b)             0                         0
Commissions on directed
 transactions                         0                         0

(b) See "Management of the Colonial Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.

                                       c

Trustees Fees
For the fiscal year ended June 30, 1997, and the calendar year ended December 31, 1996, the Trustees received the following compensation for serving as Trustees(d):



                        Total Compensation From Trust and
                        Aggregate Compensation From          Fund Complex Paid To The Trustees
                        Fund For The Fiscal Year             For The Calendar Year Ended
Trustee                 Ended June 30, 1997                  December 31, 1996 (e)

Robert J. Birnbaum     $514                                 $ 92,000
Tom Bleasdale           582(f)                               104,500 (g)
Lora S. Collins         514                                   92,000
James E. Grinnell       531(h)                                93,000
William D. Ireland, Jr. 572                                  109,000
Richard W. Lowry        521                                   95,000
William E. Mayer        514                                   91,000
James L. Moody, Jr.     579(i)                               106,500 (j)
John J. Neuhauser       527                                   94,500
George L. Shinn         549                                  105,500
Robert L. Sullivan      552                                  102,000
Sinclair Weeks, Jr.     572                                  110,000

(d) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(e) At December 31, 1996, the Colonial Funds complex consisted of 38 open-end and 5 closed-end management investment company portfolios.
(f)        Includes $292 payable in later years as deferred compensation.
(g)        Includes $51,500 payable in later years as deferred compensation.
(h)        Includes $17 payable in later years as deferred compensation.
(i)        Includes $579 payable in later years as deferred compensation.
(j) Total compensation of $106,500 for the calendar year ended December 31, 1996 will be payable in later years as deferred compensation.


The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1996:

                             Total Compensation
                             From Liberty Funds For The
                             Calendar Year Ended
Trustee                      December 31, 1996(k)

Robert J. Birnbaum           $25,000
James E. Grinnell             25,000
Richard W. Lowry              25,000


(k) The Liberty Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).

                                       d

Ownership of the Fund

At October 27, 1997, the Adviser owned 100% of each Class of shares of the Fund and, therefore, may be deemed to "control" the Fund.


Sales Charges  (dollars in thousands)

                                                                          Class A Shares
                                                                                       Period March 31, 1996
                                                               Year Ended       (effective date of registration)
                                                              June 30, 1997            through June 30, 1996
 Aggregate initial sales charges on Fund share sales               $0                           $0
 Initial sales charges retained by LFII                             0                            0

                                                                          Class B Shares
                                                                                       Period March 31, 1996
                                                               Year Ended       (effective date of registration)
                                                              June 30, 1997             through June 30, 1996
  Aggregate contingent deferred sales charges (CDSC)
   on Fund redemptions retained by LFII                            $0                           $0

                                                                          Class C Shares
                                                                                     Period March 31, 1996
                                                               Year Ended       (effective date of registration)
                                                              June 30, 1997           through June 30, 1996
 Aggregate CDSC on Fund redemptions retained by LFII               $0                           $0


12b-1 Plan, CDSC and Conversion of Shares

The Fund offers three classes of shares - Class A, Class B and Class C. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays LFII monthly a service fee at an annual rate of 0.25% of the net assets attributed to each Class of shares. The Fund also pays LFII monthly a distribution fee at an annual rate of 0.75% of average daily net assets attributed to Class B and Class C shares . LFII may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFII's expenses, LFII may realize a profit from the fees.


The Plan authorizes any other payments by the Fund to LFII and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust is effected by such disinterested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.

                                       e

No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.


Sales related expenses (dollars in thousands) of LFII relating to the Fund were:

                                                                        Year ended June 30, 1997
                                                      Class A Shares       Class B Shares         Class C Shares
Fees to FSFs                                                 $0                   $0                     $0
Cost of sales material relating to the Fund
    (including printing and mailing expenses)                 0                    0                     0
Allocated travel, entertainment and other
    promotional expenses (including advertising)              0                    0                     0



INVESTMENT PERFORMANCE

The Fund's yields for the month ended June 30, 1997 were:

                               Yield                 Adjusted Yield
Class A:                       1.03%                    0.53%
Class B:                       0.36%                  (0.18)%
Class C:                       0.36%                  (0.17)%


The Fund's average annual total returns at June 30, 1997 were:

                                        Class A Shares
                                                     Period March 31, 1996
                                               (effective date of registration)
                                 1 Year             through June 30, 1997

With sales charge of 5.75%         8.58%                      12.62%
Without sales charge              15.20%                      19.50%

                                        Class B Shares
                                                     Period March 31, 1996
                                               (effective date of registration)
                                 1 Year             through June 30, 1997

With applicable CDSC             9.34%(5.00% CDSC)           14.37%(4.00% CDSC)
Without CDSC                     14.34%                      18.37%

                                        Class C Shares
                                                     Period March 31, 1996
                                               (effective date of registration)
                                 1 Year             through June 30, 1997
                                                    ---------------------

With applicable CDSC            13.34% (1.00% CDSC)           18.37%
Without CDSC                    14.34%                        18.37%

                                       f

The Fund's Class A, Class B and Class C distribution rates at June 30, 1997, based on the most recent twelve months' distributions, and the maximum offering price at the end of the twelve month period, were 0.44%, 0% and 0%, respectively.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.


CUSTODIAN
Boston Safe Deposit and Trust Company is the Fund's custodian. Effective in early December 1997, the Fund's custodian is The Chase Manhattan Bank. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP are the Fund's independent accountants providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated and the financial highlights included in the Prospectus have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements and Report of Independent Accountants appearing in the June 30, 1997 Annual Report of the Fund are incorporated in this SAI by reference.

                                        g


                                COLONIAL TRUST VI

               Cross Reference Sheet (Colonial Equity Income Fund)

Item Number of Form N-1A          Location or Caption in the
                                  Statement of  Additional
                                  Information

Part B

   10.                            Cover Page

   11.                            Table of Contents

   12.                            Not Applicable

   13.                            Investment Objective and Policies;
                                  Fundamental Investment Policies;
                                  Other  Investment Policies;
                                  Portfolio Turnover;  Miscellaneous
                                  Investment Practices

   14.                            Fund Charges and Expenses;
                                  Management of  the Colonial Funds

   15.                            Fund Charges and Expenses

   16.                            Fund Charges and Expenses;
                                  Management of  the Colonial Funds

   17.                            Fund Charges and Expenses;
                                  Management of  the Colonial Funds

   18.                            Shareholder Meetings; Shareholder
                                  Liability

   19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                                  Programs/Investor  Services;
                                  Programs For Reducing or
                                  Eliminating Sales Charges; How to
                                  Sell  Shares; How to Exchange
                                  Shares

   20.                            Taxes

   21.                            Fund Charges and Expenses;
                                  Management of  the Colonial Funds

   22.                            Fund Charges and Expenses;
                                  Investment  Performance;
                                  Performance Measures

   23.                            Independent Accountants

                   COLONIAL EQUITY INCOME FUND
               Statement of Additional Information
                        October 27, 1997



This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Equity Income Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated October 27, 1997. This SAI should be read together with the Prospectus and the Fund's most recent Annual Report dated June 30, 1997. Investors may obtain a free copy of the Prospectus and Annual Report from Liberty Financial Investments, Inc., One Financial Center, Boston, MA 02111-2621.


Part 1 of this SAI contains specific information about the Fund.
Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS

   Part 1                                              Page

   Definitions
   Investment Objective and Policies
   Fundamental Investment Policies
   Other Investment Policies
   Portfolio Turnover
   Fund Charges and Expenses
   Investment Performance
   Custodian
   Independent Accountants

   Part 2

   Miscellaneous Investment Practices
   Taxes
   Management of the Colonial Funds
   Determination of Net Asset Value
   How to Buy Shares
   Special Purchase Programs/Investor Services
   Programs for Reducing or Eliminating Sales Charges
   How to Sell Shares
   Distributions
   How to Exchange Shares
   Suspension of Redemptions
   Shareholder Liability
   Shareholder Meetings
   Performance Measures
   Appendix I
   Appendix II


                   COLONIAL EQUITY INCOME FUND
               Statement of Additional Information
                        October 27, 1997


DEFINITIONS
     "Trust"       Colonial Trust VI
     "Fund"        Colonial Equity Income Fund
     "Adviser"     Colonial Management Associates, Inc., the Fund's
                    investment adviser
     "LFII"        Liberty Financial Investments, Inc., the Fund's
                    distributor
     "CISC"       Colonial Investors Service Center, Inc., the Fund's
                   shareholder services and transfer agent


INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectus describes its investment objective and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:


     Foreign Securities
     Money Market Instruments
     Forward Commitments
     Repurchase Agreements
     Futures Contracts and Related Options
     Foreign Currency Transactions

Except as indicated below under "Fundamental Investment
Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.


FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act diversification requirement, an issuer is the entity whose revenues support the security.

The Fund may:

1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities (other than short-term securities) while borrowings exceed 5% of net assets;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;
4. Underwrite securities issued by others only when disposing of portfolio securities;
5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and
6. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:

1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;
2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and
3.  Invest more than 15% of its net assets in illiquid assets.
4. Purchase or sell real estate (including limited partnership interests) although it may purchase and sell (a) securities which are secured by real estate and (b) securities of companies which invest or deal in real estate; provided, however, that nothing in this restriction shall limit the Fund's ability to acquire or take possession of or sell real estate which it has obtained as a result of enforcement of its rights and remedies in connection with securities it is otherwise permitted to acquire; and
5. Invest in warrants if, immediately after giving effect to any such investment, the Fund's aggregate investment in warrants, valued at the lower of cost or market, would exceed 5% of the value of the Fund's net assets. Included within that amount, but not to exceed 2% of the value of the Fund's net assets, may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities will be deemed to be without value.

PORTFOLIO TURNOVER

Portfolio turnover for the last two fiscal years is included in the Prospectus under "The Funds' Financial History." High portfolio turnover may cause a Fund to realize capital gains which, if realized and distributed by that Fund, may be taxable to shareholders as ordinary income. High portfolio turnover in a Fund's portfolio may result in correspondingly greater brokerage commissions and other transaction costs, which would be borne directly by that Fund.


FUND CHARGES AND EXPENSES
Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.80%, subject to any voluntary reduction that the Adviser may agree to from time to time.


Recent Fees paid to the Adviser, LFII and CISC (dollars in thousands) (before voluntary reductions)(a)

                                           Period March 31, 1996
                                             (effective date
                           Year ended        of registration)
                         June 30, 1997     through June 30, 1996
                        --------------     ---------------------

Management fee                $27                 $6
Bookkeeping fee                27                  7
Shareholder service
 and transfer agent fee         8                  2
12b-1 fees:
Service fee (Classes A,
  B and C)                      8                  2
Distribution fee (Class B)      2                  1
Distribution fee (Class C)      2                  1


(a)   The Fund commenced investment operations on March 25, 1996.
      The activity shown is from the effective date of registration (March 31, 1996) with the Securities and Exchange Commission.

Brokerage Commissions (dollars in thousands)

                                               Period March 31, 1996
                                                 (effective date
                              Year ended        of registration)
                             June 30, 1997     through June 30, 1996
                             -------------     ---------------------

Total commissions             $   6                 $  2
Directed
 transactions(b)                332                    0
Commissions on
 directed transactions          (c)                    0

(b)    See   "Management  of  the  Colonial  Funds  -   Portfolio
       Transactions - Brokerage and research services" in Part 2 of this SAI.
(c)    Rounds to less than one.


Trustees Fees

For  the  period ended June 30, 1997 and the calendar year  ended
December   31,   1996,  the  Trustees  received   the   following
compensation for serving as Trustees (d):

                              Aggregate               Total Compensation
                           Compensation From      From Trust And Fund Complex
                           Fund For The Fiscal   Paid To The Trustees For The
                               Year Ended             Calendar Year Ended
Trustee                      June 30, 1997            December 31, 1996(e)
----------                 -------------------   -----------------------------

Robert J. Birnbaum              $484                    $ 92,000
Tom Bleasdale                    547(f)                  104,500(g)
Lora S. Collins                  484                      92,000
James E. Grinnell                484(h)                   93,000
William D. Ireland, Jr.          538                     109,000
Richard W. Lowry                 491                      95,000
William E. Mayer                 484                      91,000
James L. Moody, Jr.              545(i)                  106,500(j)
John J. Neuhauser                496                      94,500
George L. Shinn                  517                     105,500
Robert L. Sullivan               520                     102,000
Sinclair Weeks, Jr.              538                     110,000

(d) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(e) At December 31, 1996, the Colonial Funds complex consisted of 38 open-end and 5 closed-end management investment company portfolios.
(f) Includes $274 payable in later years as deferred compensation.
(g) Includes $51,500 payable in later years as deferred compensation.
(h) Includes $16 payable in later years as deferred compensation.
(i) Total compensation of $545 for the fiscal year ended June 30, 1997 will be payable in later years as deferred compensation.
(j) Total compensation of $106,500 for the calendar year ended December 31, 1996 will be payable in later years as deferred compensation.



The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1996:

                                Total Compensation
                                  From Liberty
                                 Funds For The
                                 Calendar Year
Trustee                     Ended December 31, 1996 (k)
-----------                 ----------------------------

Robert J. Birnbaum             $  25,000
James E. Grinnell                 25,000
Richard W. Lowry                  25,000

(k) The Liberty Funds are advised by Liberty Asset
    Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).


Ownership of the Fund

As of the date of this SAI, Keyport Life Insurance Company
(Keyport), a Rhode Island corporation, owned 100% of the outstanding shares of each Class of the Fund and, therefore, may be deemed to "control" the Fund. Keyport is located at 125 High
Street, Boston, MA 02110-2712.


Sales Charge (dollars in thousands)

                                           Class A Shares
                                                                Period
                                                            March 31, 1996
                                                         (effective date of
                                       Year ended        registration) through
                                     June 30, 1997           June 30, 1996
                                     --------------      ---------------------

Aggregate initial sales charges on
 Fund share sales                         $0                         $0
Initial sales charges retained
 by LFII                                   0                          0


                                                 Class B Shares

                                                                Period
                                                            March 31, 1996
                                                         (effective date of
                                       Year ended        registration) through
                                     June 30, 1997           June 30, 1996
                                     --------------      ---------------------

Aggregate contingent
 deferred sales
 charge (CDSC)
 on Fund redemptions                    $0                         $0



                                                 Class C Shares

                                                                Period
                                                            March 31, 1996
                                                         (effective date of
                                       Year ended        registration) through
                                     June 30, 1997           June 30, 1996
                                     --------------      ---------------------

Aggregate contingent
 deferred sales
 charge (CDSC)
 on Fund redemptions                    $0                         $0



12b-1 Plan, CDSC and Conversion of Shares
The Fund offers three classes of shares - Class A, Class B and Class C. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays LFII monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to each Class of shares. The Fund also pays LFII monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to Class B and Class C shares. LFII may use the entire amount of such fees to defray the cost of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFII's expenses, LFII may realize a profit from the fees.


The Plan authorizes any other payments by the Fund to LFII and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.


The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust is effected by such disinterested Trustees.


Class A shares are offered at net asset value plus varying sales charges which may include a contingent deferred sales charge
(CDSC). Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.


No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.


Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.


Sales-related expenses (dollars in thousands) of LFII relating to the Fund were:
                                            Year ended June 30, 1997
                                            ------------------------
                                         Class A      Class B       Class C
                                         Shares       Shares        Shares
                                         --------     -------       -------

Fees to FSFs                               $2          $0(l)         $0(l)
Cost of sales  material
 relating to the  Fund
 (including printing  and
 mailing expenses)                          0(l)        0             0
Allocated travel,
 entertainment and other
 promotional expenses
 (including advertising)                    0(l)        0             0

(l)  Rounds to more than one.


INVESTMENT PERFORMANCE

The Fund's Class A, Class B and Class C yields were:

                  Month ended June 30, 1997
                  -------------------------

    Class A Shares          Class B Shares         Class C Shares
    ---------------         ---------------        ---------------

              Adjusted              Adjusted               Adjusted
    Yield      Yield       Yield     Yield        Yield     Yield
    -----     --------     ------   --------      ------   ---------

    0.54%     (7.55)%      (0.17)%  (8.73)%       (0.16)%   (8.63)%



The Fund's average annual total returns were:

                                Class A Shares

                                           Period March 31,1996
                      Year Ended           (effective date  of
                      June 30, 1997        registration) through
                        1 year                June 30, 1997
                      -------------        ---------------------
With sales charge
  of 5.75%              18.03%                    17.30%
Without sales
 charge                 25.23%                    23.00%

                                Class B Shares

                                           Period March 31,1996
                      Year Ended           (effective date  of
                      June 30, 1997        registration) through
                        1 year                June 30, 1997
                      -------------        ---------------------

With CDSC          19.23% (5.00%  CDSC)      18.96% (4.00% CDSC)
Without CDSC       24.23%                    22.02%

                                Class C Shares

                                           Period March 31,1996
                      Year Ended           (effective date  of
                      June 30, 1997        registration) through
                        1 year                June 30, 1997
                      -------------        ---------------------

With CDSC          23.23% (1.00% CDSC)     22.02% (0.00% CDSC)
Without CDSC       24.23%                  22.02%



The Fund's Class A, Class B and Class C distribution rates at
June 30, 1997, based on the most recent quarter's distributions and the maximum offering price at the end of the quarter, were 0, 0 and 0, respectively.


See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN

Boston Safe Deposit and Trust Company is the Fund's custodian. Effective early December 1997, the Fund's custodian is The Chase Manhattan Bank. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.


INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP are the Fund's independent accountants, providing audit and tax return preparation services and assistance and consultation in connection with the review of various SEC filings. The financial statements incorporated by reference in this SAI and the financial highlights included in the Prospectus have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.


The financial statements and Report of Independent Accountants appearing in the June 30, 1997 Annual Report of the Fund are incorporated in this SAI by reference.



                                COLONIAL TRUST VI

             Cross Reference Sheet (Colonial Aggressive Growth Fund)

Item Number of Form N-1A         Location or Caption in the
                                 Statement of  Additional
                                 Information

Part B

   10.                           Cover Page

   11.                           Table of Contents

   12.                           Not Applicable

   13.                           Investment Objective and Policies;
                                 Fundamental Investment Policies;
                                 Other  Investment Policies;
                                 Portfolio Turnover;  Miscellaneous
                                 Investment Practices

   14.                           Fund Charges and Expenses;
                                 Management of  the Colonial Funds

   15.                           Fund Charges and Expenses

   16.                           Fund Charges and Expenses;
                                 Management of  the Colonial Funds

   17.                           Fund Charges and Expenses;
                                 Management of  the Colonial Funds

   18.                           Shareholder Meetings; Shareholder
                                 Liability

   19. How to Buy Shares; Determination of Net Asset Value; Suspension of Redemptions; Special Purchase
                                 Programs/Investor  Services;
                                 Programs For Reducing or
                                 Eliminating Sales Charges; How to
                                 Sell  Shares; How to Exchange
                                 Shares

   20.                           Taxes

   21.                           Fund Charges and Expenses;
                                 Management of  the Colonial Funds

   22.                           Fund Charges and Expenses;
                                 Investment  Performance;
                                 Performance Measures

   23.                           Independent Accountants

                        COLONIAL AGGRESSIVE GROWTH FUND
                      Statement of Additional Information
                               October 27, 1997

This Statement of Additional Information (SAI) contains information which may be useful to investors but which is not included in the Prospectus of Colonial Aggressive Growth Fund (Fund). This SAI is not a prospectus and is authorized for distribution only when accompanied or preceded by the Prospectus of the Fund dated October 27, 1997. This SAI should be read together with the Prospectus and the Fund's most recent Annual Report dated June 30, 1997. Investors may obtain a free copy of the Prospectus and Annual Report from Liberty Financial Investments, Inc., One Financial Center, Boston, MA 02111-2621.

Part 1 of this SAI contains specific information about the Fund. Part 2 includes information about the Colonial funds generally and additional information about certain securities and investment techniques described in the Fund's Prospectus.

TABLE OF CONTENTS


Part 1                                                    Page

Definitions                                                 b
Investment Objective and Policies                           b
Fundamental Investment Policies                             b
Other Investment Policies                                   c
Fund Charges and Expenses                                   c
Investment Performance                                      e
Custodian                                                   f
Independent Accountants                                     f

Part 2

Miscellaneous Investment Practices                          1
Taxes                                                       10
Management of the Colonial Funds                            12
Determination of Net Asset Value                            18
How to Buy Shares                                           19
Special Purchase Programs/Investor Services                 19
Programs for Reducing or Eliminating Sales Charges          20
How to Sell Shares                                          23
Distributions                                               24
How to Exchange Shares                                      25
Suspension of Redemptions                                   25
Shareholder Liability                                       25
Shareholder Meetings                                        25
Performance Measures                                        26
Appendix I                                                  27
Appendix II                                                 32



AG-16/332E-1097

                        COLONIAL AGGRESSIVE GROWTH FUND
                      Statement of Additional Information
                                October 27, 1997

DEFINITIONS

"Trust"    Colonial Trust VI
"Fund"     Colonial Aggressive Growth Fund
"Adviser"  Colonial Management Associates, Inc., the Fund's investment adviser
"LFII"     Liberty Financial Investments, Inc., the Fund's distributor
"CISC" Colonial Investors Service Center, Inc., the Fund's shareholder services and transfer agent

INVESTMENT OBJECTIVE AND POLICIES

The Fund's Prospectus describes its investment objective and investment policies. Part 1 of this SAI includes additional information concerning, among other things, the fundamental investment policies of the Fund. Part 2 contains additional information about the following securities and investment techniques that are described or referred to in the Prospectus:


Small Companies
Foreign Securities
Forward Commitments
Repurchase Agreements
Options on Securities
Futures Contracts and Related Options
Foreign Currency Transactions

Except as indicated below under "Fundamental Investment Policies," the Fund's investment policies are not fundamental, and the Trustees may change the policies without shareholder approval.

FUNDAMENTAL INVESTMENT POLICIES
The Investment Company Act of 1940 (Act) provides that a "vote of a majority of the outstanding voting securities" means the affirmative vote of the lesser of
(1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. The following fundamental investment policies can not be changed without such a vote.

Total assets and net assets are determined at current value for purposes of compliance with investment restrictions and policies. All percentage limitations will apply at the time of investment and are not violated unless an excess or deficiency occurs as a result of such investment. For the purpose of the Act's diversification requirement, an issuer is the entity whose revenues support the security.

The Fund may:

1. Issue senior securities only through borrowing money from banks for temporary or emergency purposes up to 10% of its net assets; however, the Fund will not purchase additional portfolio securities (other than short-term securities) while borrowings exceed 5% of net assets;
2. Only own real estate acquired as the result of owning securities and not more than 5% of total assets;
3. Purchase and sell futures contracts and related options so long as the total initial margin and premiums on the contracts do not exceed 5% of its total assets;
4. Underwrite securities issued by others only when disposing of portfolio securities;
5. Make loans through lending of securities not exceeding 30% of total assets, through the purchase of debt instruments or similar evidences of indebtedness typically sold privately to financial institutions and through repurchase agreements; and
6. Not concentrate more than 25% of its total assets in any one industry or, with respect to 75% of total assets, purchase any security (other than obligations of the U.S. government and cash items including receivables) if as a result more than 5% of its total assets would then be invested in securities of a single issuer or purchase the voting securities of an issuer if, as a result of such purchases, the Fund would own more than 10% of the outstanding voting shares of such issuer.

                                       b

OTHER INVESTMENT POLICIES
As non-fundamental investment policies which may be changed without a shareholder vote, the Fund may not:
1. Purchase securities on margin, but it may receive short-term credit to clear securities transactions and may make initial or maintenance margin deposits in connection with futures transactions;


2. Have a short securities position, unless the Fund owns, or owns rights (exercisable without payment) to acquire, an equal amount of such securities; and

3. Invest more than 15% of its net assets in illiquid assets.

FUND CHARGES AND EXPENSES
Under the Fund's management agreement, the Fund pays the Adviser a monthly fee based on the average daily net assets of the Fund at the annual rate of 0.85%, subject to any voluntary reduction that the Adviser may agree to from time to time.

Recent Fees paid to the Adviser, LFII and CISC (dollars in thousands) (before voluntary reductions)



                                                     Period March 31, 1996
                               Year ended       (effective date of registration)
                              June 30, 1997          through June 30, 1996
Management fee                   $30                         $7
Bookkeeping fee                   27                          7
Shareholder service and
 transfer agent fee                9                          2
12b-1 fees:
  Service fee                      9                          2
  Distribution fee (Class B)       2                          1
  Distribution fee (Class C)       2                          1

                                       c

Brokerage Commissions (dollars in thousands)

                                                        Period March 31, 1996
                                    Year ended            (effective date of
                                  June 30, 1997             registration)
                                                        through June 30, 1996
Total commissions                      $ 5                        $1
Directed transactions (a)               41                         0
Commissions on directed                (b)                         0
transactions

(a) See "Management of the Colonial Funds - Portfolio Transactions - Brokerage and research services" in Part 2 of this SAI.
(b)  Rounds to less than one.

Trustees Fees

For the period ended June 30, 1997 and the calendar year ended December 31, 1996, the Trustees received the following compensation for serving as Trustees
(c):

                                                               Total Compensation
                            Aggregate Compensation From        From Trust And Fund Complex Paid
                            Fund For The Fiscal Year           To The Trustees For The Calendar
Trustee                     Ended June 30, 1997                Year Ended December 31, 1996(d)
-------                     ---------------------------        --------------------------------
Robert J. Birnbaum          $486                               $ 92,000
Tom Bleasdale                797(e)                             104,500(f)
Lora S. Collins              486                                 92,000
James E. Grinnell            486(g)                              93,000
William D. Ireland, Jr.      539                                109,000
Richard W. Lowry             492                                 95,000
William E. Mayer             486                                 91,000
James L. Moody, Jr.          546(h)                             106,500(i)
John J. Neuhauser            498                                 94,500
George L. Shinn              518                                105,500
Robert L. Sullivan           521                                102,000
Sinclair Weeks, Jr.          539                                110,000

(c) The Fund does not currently provide pension or retirement plan benefits to the Trustees.
(d) At December 31, 1996, the Colonial Funds complex consisted of 38 open-end and 5 closed-end management investment company portfolios.
(e) Includes $523 payable in later years as deferred compensation.
(f) Includes $51,500 payable in later years as deferred compensation.
(g) Includes $41 payable in later years as deferred compensation.
(h) Includes $546 payable in later years as deferred compensation.
(i) Total compensation of $106,500 for the calendar year ended December 31, 1996, will be payable in later years as deferred compensation.



The following table sets forth the amount of compensation paid to Messrs. Birnbaum, Grinnell and Lowry in their capacities as Trustees or Directors of the Liberty All-Star Equity Fund and of the Liberty All-Star Growth Fund, Inc. (formerly known as The Charles Allmon Trust, Inc.) (together, Liberty Funds) for service during the calendar year ended December 31, 1996:



                                  Total Compensation From Liberty
                                  Funds For The Calendar Year
Trustee                           Ended December 31, 1996 (j)
-------                           -------------------------------
Robert J. Birnbaum                 $25,000
James E. Grinnell                   25,000
Richard W. Lowry                    25,000


                                       d

(j) The Liberty Funds are advised by Liberty Asset Management Company (LAMCO). LAMCO is an indirect wholly-owned subsidiary of Liberty Financial Companies, Inc. (an intermediate parent of the Adviser).

Ownership of the Fund

At September 30, 1997, Keyport Life Insurance Company (Keyport), a Rhode Island corporation, owned 100% of the outstanding shares of each Class of the Fund and, therefore, may be deemed to "control" the Fund. Keyport is located at 125 High Street, Boston, MA 02110-2712.

Sales Charges (dollars in thousands)

                                                                     Class A Shares
                                                                     --------------
                                                                                Period March 31, 1996
                                                                                  (effective date of
                                                        Year ended                  registration)
                                                      June 30, 1997             through June 30, 1996
                                                      -------------             ---------------------
Aggregate initial sales charges on Fund
   share sales                                              $0                            $0
Initial sales charges retained by LFII                       0                             0

                                                                      Class B Shares
                                                                      --------------
                                                                                Period March 31, 1996
                                                                                 (effective date of
                                                         Year ended                 registration)
                                                       June 30, 1997            through June 30, 1996
                                                       -------------            ---------------------
Aggregate contingent deferred sales charges
  (CDSC) on Fund redemptions retained by                    $0                            $0
LFII

                                                                     Class C Shares
                                                                     --------------
                                                                                Period March 31, 1996
                                                                                 (effective date of
                                                        Year ended                  registration)
                                                      June 30, 1997             through June 30, 1996
                                                      -------------             ---------------------
Aggregate CDSC on Fund redemptions
retained by LFII                                            $0                            $0

12b-1 Plan, CDSC and Conversion of Shares

The Fund offers three classes of shares - Class A, Class B and Class C. The Fund may in the future offer other classes of shares. The Trustees have approved a 12b-1 Plan (Plan) pursuant to Rule 12b-1 under the Act. Under the Plan, the Fund pays LFII monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to each Class of shares. The Fund also pays LFII monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to Class B and Class C shares. LFII may use the entire amount of such fees to defray the costs of commissions and service fees paid to financial service firms (FSFs) and for certain other purposes. Since the distribution and service fees are payable regardless of the amount of LFII's expenses, LFII may realize a profit from the fees.

                                       e

The Plan authorizes any other payments by the Fund to LFII and its affiliates (including the Adviser) to the extent that such payments might be construed to be indirect financing of the distribution of Fund shares.



The Trustees believe the Plan could be a significant factor in the growth and retention of Fund assets resulting in a more advantageous expense ratio and increased investment flexibility which could benefit each class of Fund shareholders. The Plan will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan (Independent Trustees), cast in person at a meeting called for the purpose of voting on the Plan. The Plan may not be amended to increase the fee materially without approval by vote of a majority of the outstanding voting securities of the relevant class of shares and all material amendments of the Plan must be approved by the Trustees in the manner provided in the foregoing sentence. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by vote of a majority of the outstanding voting securities of the relevant class of shares. The continuance of the Plan will only be effective if the selection and nomination of the Trustees of the Trust who are not interested persons of the Trust is effected by such disinterested Trustees.



Class A shares are offered at net asset value plus varying sales charges which may include a CDSC. Class B shares are offered at net asset value and are subject to a CDSC if redeemed within six years after purchase. Class C shares are offered at net asset value and are subject to a 1.00% CDSC on redemptions within one year after purchase. The CDSCs are described in the Prospectus.



No CDSC will be imposed on shares derived from reinvestment of distributions or amounts representing capital appreciation. In determining the applicability and rate of any CDSC, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing reinvestment of distributions and finally of other shares held by the shareholder for the longest period of time.



Eight years after the end of the month in which a Class B share is purchased, such share and a pro rata portion of any shares issued on the reinvestment of distributions will be automatically converted into Class A shares having an equal value, which are not subject to the distribution fee.



Sales-related expenses (dollars in thousands) of LFII relating to the Fund were:

                                                 Class A Shares         Class B Shares        Class C Shares
                                                 --------------         --------------        --------------
Fees to FSFs                                            $2                    (k)                   (k)
Cost of sales material relating to the Fund
   (including printing and mailing expenses)            (k)                   $0                    $0
Allocated travel, entertainment and other
   promotional expenses (including advertising)         (k)                   $0                    $0

(k)  Rounds to less than one.

INVESTMENT PERFORMANCE
The Fund's yields for the month ended June 30, 1997 were:

     Class A Shares                   Class B Shares                     Class C Shares
     --------------                   --------------                     --------------
               Adjusted                           Adjusted                        Adjusted
  Yield          Yield           Yield              Yield          Yield           Yield
  -----        --------          -----            --------         -----          --------
(0.63)%          (8.23)%        (1.40)%            (9.43)%         (1.38)%          (9.33)%


The Fund's average annual total returns at June 30, 1997 were:

                                         Class A Shares
                                         --------------
                                                     Period April 1, 1996
                                                      (date of inception)
                                 1 Year              through June 30, 1997
                                 ------              ---------------------
With sales charge of 5.75%       5.69%                       14.26%



                                       f

Without sales charge             12.14%                     19.81%



                                       g

                                              Class B Shares
                                              --------------
                                                         Period April 1, 1997
                                                         (date of inception)
                                     1 Year             through June 30, 1997
                                     ------             ---------------------
With applicable CDSC           6.31%(5.00% CDSC)          15.86%(4.00% CDSC)
Without CDSC                         11.31%                     18.94%


                                              Class C Shares
                                              --------------
                                                         Period April 1, 1996
                                                         (date of inception)
                                     1 Year             through June 30, 1997
                                     ------             ---------------------
With applicable CDSC              10.31%(1.00%            18.94%(0.00% CDSC)
                                     CDSC)
Without CDSC                         11.31%                     18.94%



The Fund's Class A, Class B and Class C distribution rates at June 30, 1997, based on the most recent twelve months' distributions and the maximum offering price at the end of the twelve month period, were: 0%.

See Part 2 of this SAI, "Performance Measures," for how calculations are made.

CUSTODIAN

Boston Safe Deposit and Trust Company is the Fund's custodian. Effective December, 1997, the Fund's custodian will be The Chase Manhattan Bank. The custodian is responsible for safeguarding the Fund's cash and securities, receiving and delivering securities and collecting the Fund's interest and dividends.

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP are the Fund's independent accountants, providing audit and tax return preparation services and assistance and consultation in connection with the review of various Securities and Exchange Commission filings. The financial statements incorporated by reference in this SAI have been so incorporated and the financial highlights included in the Prospectus have been so included, in reliance upon the report of Price Waterhouse LLP given on the authority of said firm as experts in accounting and auditing.



The financial statements and Report of Independent Accountants appearing in the June 30, 1997 Annual Report, are incorporated in this SAI by reference.


Part C  OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

(a)           Financial Statements:

              Included in Part A

              Summary of Expenses (for Colonial Aggressive Growth Fund, Colonial Equity Income Fund, Colonial International Equity Fund, Colonial U.S. Stock Fund and Colonial Small Cap Value Fund)

              The Fund's Financial History (for Colonial Aggressive Growth Fund, Colonial Equity Income Fund, Colonial International Equity Fund, Colonial U.S. Stock Fund and Colonial Small Cap Value Fund)

              Incorporated by reference into Part B are the financial statements contained in the Annual Reports for the Registrant's series, each dated June 30, 1997 (which were previously filed electronically pursuant to Section 30(b)(2) of the Investment Company Act of
              1940):

              Fund                                        Accession Number
              ----                                        ----------------
              Colonial U.S. Stock Fund                    0000021847-97-000109
              Colonial Small Cap Value Fund               0000021847-97-000119
              Colonial Equity Income Fund                 0000021847-97-000107
              Colonial Aggressive Growth Fund             0000021847-97-000106
              Colonial International Equity Fund          0000021847-97-000108


              The Financial Statements contained in each series' Annual Report are as follows:

              Investment Portfolio
              Statement of Assets and Liabilities
              Statement of Operations
              Statement of Changes in Net Assets
              Notes to Financial Statements
              Financial Highlights
              Report of Independent Accountants

(b) Exhibits (each exhibit is applicable to all series' of the Trust unless otherwise referenced):

    1.        Agreement and Declaration of Trust(m)

    2.        By-Laws as amended (2/16/96)(l)

    3.        Not Applicable

    4.        Form of Share Certificate(l)

    5.(a)     Form of Management Agreement (CUSSF)(i)

    5.(b)     Form of Management Agreement (CSCVF)

    5.(c)     Management Agreement (CAGF)(l)

    5.(d)     Management Agreement (CEIF)(l)

    5.(e)     Management Agreement (CIEF)(l)

    6.(a) Distributor's Contract with Colonial Investment Services, Inc. (incorporated herein by reference to Exhibit 6(a) to Post-Effective Amendment No. 44 to the Registration Statement of Colonial Trust I, Registration Nos. 2-41251 and 811-2214, filed with the Commission on or about July 24, 1997)

    6.(b)     Form of Selling Agreement with Colonial Investment
              Services(incorporated herein by reference to Exhibit 6(b) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

    6.(c) Form of Bank and Bank Affiliated Selling Agreement (incorporated herein by reference to Exhibit 6(c) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27, 1996)

    6.(d) Form of Asset Retention Agreement (incorporated herein by reference to Exhibit 6(d) to Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VI, Registration Nos. 33-45117 and 811-6529, filed with the Commission on September 27,
              1996)

    7.        Not Applicable

    8.        Custody Agreement with Chase Manhattan Bank

    9(a)(i) Amended and Restated Shareholders' Servicing and Transfer Agent Agreement as amended (incorporated by reference to Exhibit 9.(b) of Post-Effective Amendment No. 10 to the Registration Statement of Colonial Trust VII filed with the Commission on April 24, 1996)

    9.(a)(ii) Amendment No. 10 to Schedule A of Amended and Restated
              Shareholders' Servicing and Transfer Agent Agreement, dated October 1, 1997

    9.(a)(iii) Amendment No. 15 to Appendix I of Amended and Restated
              Shareholders' Servicing and Transfer Agent Agreement as amended

    9.(b) Pricing and Bookkeeping Agreement with Colonial Management Associates, Inc.(l)

    9.(c) Credit Agreement (incorporated by reference to Exhibit 9.(f) of Post-Effective Amendment No. 19 to the Registration Statement of Colonial Trust V filed with the Commission on May 20, 1996)

    10.(a)    Opinion and Consent of Counsel (CUSSF)(b)

    10.(b) Opinion and Consent of Counsel (incorporated by reference to Exhibit 10 of Pre-Effective Amendment No. 1 to the Registration Statement of Colonial Small Stock Index Trust filed with the Commission on June 20, 1986) (CSCVF)

    11.       Consent of Independent Accountants

    12.       Not Applicable

    13.(a)    Investment Letter of Colonial Management Associates,
              Inc.(CUSSF)(b)

    13.(b) Investment Letter of Colonial Management Associates, Inc. (incorporated by reference to Exhibit 13 of Pre-Effective Amendment No. 1 to the Registration Statement of Colonial Small Stock Index Trust filed with the Commission on June 20,
              1986)(CSCVF)

    14.(a) Form of Colonial Mutual Funds Money Purchase Pension and Profit Sharing Plan Document and Trust Agreement(g)

    14.(b) Form of Colonial Mutual Funds Money Purchase Pension and Profit Sharing Establishment Booklet(g)

    14.(c) Form of Colonial Mutual Funds Individual Retirement Account and Application(g)

    14.(d) Form of Colonial Mutual Funds Simplified Employee Plan and Salary Reduction Simplified Employee Plan(g)

    14.(e) Form of Colonial Mutual Funds 401(k) Plan Document and Trust Agreement(g)

    14.(f)    Form of Colonial Mutual Funds 401(k) Plan Establishment Booklet(g)

    14.(g)    Form of Colonial Mutual Funds 401(k) Employee Reports Booklet(g)

    15. Form of proposed Distribution Plan adopted pursuant to Section 12b-1 of the Investment Company Act of 1940 (incorporated by reference to the Distributor's Contract filed as Exhibit 6(a) hereto)

    16.(a)    Calculation of Performance Information (CUSSF)(m)

    16.(a)(i) Calculation of Yield Information (CUSSF)(m)

    16.(b)    Calculation of Performance Information (CSCVF)(m)

    16.(b)(i) Calculation of Yield Information (CSCVF)(m)

    16.(c)    Calculation of Performance Information (CAGF)(l)

    16.(c)(i) Calculation of Yield Information (CAGF)(l)

    16.(d)    Calculation of Performance Information (CEIF)(l)

    16.(d)(i) Calculation of Yield Information (CEIF)(l)

    16.(e)    Calculation of Performance Information (CIEF)(l)

    16.(e)(i) Calculation of Yield Information (CIEF)(l)

    17.(a)    Financial Data Schedule (Class A) (CUSSF)

    17.(b)    Financial Data Schedule (Class B) (CUSSF)

    17.(c)    Financial Data Schedule (Class C) (CUSSF)

    17.(d)    Financial Data Schedule (Class A) (CSCVF)

    17.(e)    Financial Data Schedule (Class B) (CSCVF)

    17.(f)    Financial Data Schedule (Class C) (CSCVF)

    17.(g)    Financial Data Schedule (Class Z) (CSCVF)

    17.(h)    Financial Data Schedule (Class A) (CAGF)

    17.(i)    Financial Data Schedule (Class B) (CAGF)

    17.(j)    Financial Data Schedule (Class C) (CAGF)

    17.(k)    Financial Data Schedule (Class A) (CEIF)

    17.(l)    Financial Data Schedule (Class B) (CEIF)

    17.(m)    Financial Data Schedule (Class C) (CEIF)

    17.(n)    Financial Data Schedule (Class A) (CIEF)

    17.(o)    Financial Data Schedule (Class B) (CIEF)

    17.(p)    Financial Data Schedule (Class C) (CIEF)

    18.(a) Power of Attorney for: Robert J. Birnbaum, Tom Bleasdale, Lora S. Collins, James E. Grinnell, William D. Ireland, Jr., Richard W. Lowry, William E. Mayer, James L. Moody, Jr., John J. Neuhauser, George L. Shinn, Robert L. Sullivan and Sinclair Weeks, Jr. (incorporated herein by reference to Exhibit 18(a) to Post-Effective Amendment No. 97 to the Registration Statement of Colonial Trust III, Registration Nos. 2-15184 and 811-881, filed with the Commission on February 14, 1997)

    18(b) Plan pursuant to Rule 18f-3(d) under the Investment Company Act of 1940(incorporated herein by reference to Exhibit 18(b) to Post-Effective Amendment No. 44 to the Registration Statement of Colonial Trust I, Registration Nos. 2-41251 and 811-2214, filed with the Commission on or about July 24, 1997)

Not all footnotes will be applicable to this filing.

(a) Incorporated by reference to the Registrant's initial Registration Statement on Form N-1A, filed with the Securities and Exchange Commission on January 15, 1992.

(b) Incorporated by reference to the Registrant's Pre-Effective Amendment No. 1 on Form N-1A, filed with the Securities and Exchange Commission on May 8, 1992.

(c) Incorporated by reference to the Registrant's Pre-Effective Amendment No. 2 on Form N-1A, filed with the Securities and Exchange Commission on June 12, 1992.

(d) Incorporated by reference to the Registrant's Post-Effective Amendment No. 1 on Form N-1A, filed with the Securities and Exchange Commission on September 1, 1992.

(e) Incorporated by reference to the Registrant's Post-Effective Amendment No. 2 on Form N-1A, filed with the Securities and Exchange Commission on November 19, 1992.

(f) Incorporated by reference to the Registrant's Post-Effective Amendment No. 3 on Form N-1A, filed with the Securities and Exchange Commission on September 21, 1993.

(g) Incorporated by reference to the Registrant's Post-Effective Amendment No. 5 on Form N-1A, filed with the Securities and Exchange Commission on October 11, 1994.

(h) Incorporated by reference to the Registrant's Post-Effective Amendment No. 6 on Form N-1A, filed with the Securities and Exchange Commission on July 28, 1995.

(i) Incorporated by reference to the Registrant's Post-Effective Amendment No. 7 on Form N-1A, filed with the Securities and Exchange Commission on October 11, 1995.

(j) Incorporated by reference to the Registrant's Post-Effective Amendment No. 8 on Form N-1A, filed with the Securities and Exchange Commission on November 3, 1995.

(k) Incorporated by reference to the Registrant's Post-Effective Amendment No. 9 on Form N-1A, filed with the Securities and Exchange Commission on January 16, 1996.

(l) Incorporated by reference to the Registrant's Post-Effective Amendment No. 10 on Form N-1A, filed with the Securities and Exchange Commission on September 27, 1996.

(m) Incorporated by reference to the Registrant's Post-Effective Amendment No. 11 on Form N-1A, filed with the Securities and Exchange Commission on or about October 28, 1996.

Item 25. Persons Controlled by or Under Common Group Control with Registrant

Not Applicable (CUSSF, CSCVF)

All of the outstanding shares of CIEF, representing all of the interests in each of those series on the date the Registrant's Registration Statement becomes effective, will be held by Colonial Management Associates, Inc., One Financial Center, Boston, MA 02110.

All of the outstanding shares of CEIF and CAGF, representing all of the interests in each of those series on the date the Registrant's Registration Statement becomes effective, will be held by Keyport Life Insurance Company, 125 High Street, Boston, MA 02110.

Item 26. Number of Holders of Securities

               (1)                                 (2)
         Title of Class               Number of Record Holders as of 9/30/97

  Shares of beneficial interest         15029 Class A record holders (CUSSF)
                                        36356 Class B record holders (CUSSF)
                                          898 Class C record holders (CUSSF)
                                        13533 Class A record holders (CSCVF)
                                        31198 Class B record holders (CSCVF)
                                         1000 Class C record holders (CSCVF)
                                            4 Class Z record holders (CSCVF)
                                            1 Class A record holders (CIEF)
                                            1 Class B record holders (CIEF)
                                            1 Class C record holders (CIEF)
                                            6 Class A record holders (CEIF)
                                            1 Class B record holders (CEIF)
                                            1 Class C record holders (CEIF)
                                           20 Class A record holders (CAGF)
                                            1 Class B record holders (CAGF)
                                            1 Class C record holders (CAGF)

Item 27. Indemnification

         See Article VIII of the Agreement and Declaration of Trust filed as
         Exhibit 1 hereto.

Item 28. Business and Other Connections of Investment Adviser

         The following sets forth business and other connections of each director and officer of Colonial Management Associates, Inc. (see next page):

ITEM 28.
--------

     Registrant's   investment   adviser/administrator,    Colonial   Management
Associates, Inc. ("Colonial"), is registered as an investment adviser under the Investment Advisers Act of 1940 (1940 Act). Colonial Advisory Services, Inc. (CASI), an affiliate of Colonial, is also registered as an investment adviser under the 1940 Act. As of the end of its fiscal year, December 31, 1996, CASI had one institutional, corporate or other account under management or supervision, the market value of which was approximately $42.0 million. As of the end of its fiscal year, December 31, 1996, Colonial was the investment adviser, sub-adviser and/or administrator to 49 Colonial mutual funds (including funds sub-advised by Colonial, the market value of which investment companies was approximately $17,165.0 million. Liberty Financial Investments, Inc., a subsidiary of Colonial Management Associates, Inc., is the principal underwriter and the national distributor of all of the funds in the Colonial Mutual Funds complex, including the Registrant.

     The following sets forth the business and other connections of each director and officer of Colonial Management Associates, Inc.:

(1)                 (2)          (3)                                (4)
Name and principal
business
addresses*          Affiliation
of officers and     with         Period is through 08/01/97.  Other
directors of        investment   business, profession, vocation or
investment adviser  adviser      employment connection              Affiliation
------------------  ----------   --------------------------------   -----------
Allard, Laurie      V.P.

Archer, Joseph A.   V.P.

Berliant, Allan     V.P.

Bertocci, Bruno     V.P.         Stein Roe Global Capital Mngmt.    Principal

Boatman, Bonny E.   Sr.V.P.;     Colonial Advisory Services, Inc.   Exec. V.P.
                    IPC Mbr.

Bunten, Walter      V.P.

Campbell, Kimberly  V.P.

Carnabucci,
  Dominick          V.P.

Carroll, Sheila A.  Sr.V.P.;

Citrone, Frank      V.P.

Cogger, Harold W.   Dir.;        The Colonial Group, Inc.        Dir.;
                    Chairman;                                    Chrm.
                    IPC Mbr.;    Colonial Trusts I through VII   Pres.
                                 Colonial High Income
                                 Municipal Trust                 Pres.
                                 Colonial InterMarket Income
                                   Trust I                       Pres.
                                 Colonial Intermediate High
                                   Income Fund                   Pres.
                                 Colonial Investment Grade
                                   Municipal Trust               Pres.
                                 Colonial Municipal Income
                                   Trust                         Pres.
                                 LFC Utilities Trust             Pres.
                                 Liberty Financial               Exec V.P.;
                                   Companies, Inc.               Dir.
                                 Stein Roe & Farnham             Dir.
                                   Incorporated

Conlin, Nancy       V.P.;        Colonial Investors Service
                    Asst.          Center, Inc.                  Asst. Clerk
                    Sec.;        The Colonial Group, Inc.        Asst. Clerk
                    Asst         Colonial Advisory Services,
                    Clerk and      Inc.                          Asst. Clerk
                    Counsel      Liberty Financial Investments,
                                   Inc.                          Asst. Clerk
                                 AlphaTrade Inc.                 Asst. Clerk
                                 Colonial Trusts I through VII   Asst. Sec.
                                 Colonial High Income
                                   Municipal Trust               Asst. Sec.
                                 Colonial InterMarket Income
                                   Trust I                       Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 LFC Utilities Trust             Asst. Sec.

Daniszewski,        V.P.
 Joseph J.

Desilets, Marian    V.P.         Liberty Financial Investments,
                                   Inc.                          V.P.

DiSilva, Linda      V.P.         Colonial Advisory Services,     Compliance
                    IPC Mbr.       Inc.                          Officer

Ericson, Carl C.    V.P.         Colonial Intermediate High
                    IPC Mbr.       Income Fund                   V.P.
                                 Colonial Advisory Services,
                                   Inc.                          Exec. V.P.

Evans, C. Frazier   Sr.V.P.      Liberty Financial Investments,
                                   Inc.                          Mng. Director

Feingold, Andrea S. V.P.         Colonial Intermediate High
                                   Income Fund                   V.P.
                                 Colonial Advisory Services,
                                   Inc.                          Sr. V.P.

Feloney, Joseph L.  V.P.
                    Asst. Treasurer

Finnemore,          V.P.         Colonial Advisory Services,
 Leslie W.                         Inc.                          Sr. V.P.

Franklin,           Sr. V.P.
 Fred J.

Gibson, Stephen E.  Dir.; Pres.; The Colonial Group, Inc.        Dir.;
                    CEO;                                         Pres.; CEO;
                                                                 Exec. Cmte.
                                                                 Mbr.
                                 Liberty Financial Investments,  Dir.; Chm.
                                    Inc.
                                 Colonial Advisory Services,     Dir.; Chm.
                                    Inc.
                                 Colonial Investors Service      Dir.; Chm.
                                    Center, Inc.
                                 AlphaTrade Inc.                 Dir.

Harasimowicz,       V.P.
 Stephen

Harris, David       V.P.         Stein Roe Global Capital Mngmt  Principal

Hartford, Brian     V.P.

Haynie, James P.    V.P.         Colonial Advisory Services,
                                   Inc.                          Sr. V.P.

Hill, William       V.P.

Iudice, Jr. Philip  V.P.;        The Colonial Group, Inc.        Controller,
                    Controller                                   CAO, Asst.
                    Asst.                                        Treas.
                    Treasurer    Liberty Financial Investments,  CFO,
                                   Inc.                          Treasurer
                                 Colonial Advisory Services,
                                   Inc.                          Controller;
                                                                 Asst. Treas.
                                 AlphaTrade Inc.                 CFO, Treas.

Jacoby, Timothy J.  Sr. V.P.;    The Colonial Group, Inc.        V.P., Treasr.,
                    CFO;                                         CFO
                    Treasurer    Colonial Trusts I through VII   Treasr.,CFO
                                 Colonial High Income
                                   Municipal Trust               Treasr.,CFO
                                 Colonial InterMarket Income
                                   Trust I                       Treasr.,CFO
                                 Colonial Intermediate High
                                   Income Fund                   Treasr.,CFO
                                 Colonial Investment Grade
                                   Municipal Trust               Treasr.,CFO
                                 Colonial Municipal Income
                                   Trust                         Treasr.,CFO
                                 LFC Utilities Trust             Treasr.,CFO
                                 Colonial Advisory Services,
                                   Inc.                          CFO, Treasr.

Johnson, Gordon     V.P.

Knudsen, Gail       V.P.

Koonce, Michael H.  Sr. V.P.;    Colonial Trusts I through VII   Secretary
                    Sec.; Clerk  Colonial High Income
                    Mbr. IPC;      Municipal Trust               Secretary
                    Dir; Gen.    Colonial InterMarket Income
                    Counsel        Trust I                       Secretary
                                 Colonial Intermediate High
                                   Income Fund                   Secretary
                                 Colonial Investment Grade
                                   Municipal Trust               Secretary
                                 Colonial Municipal Income
                                   Trust                         Secretary
                                 LFC Utilities Trust             Secretary
                                 Liberty Financial Investments,
                                   Inc.                          Dir., Clerk
                                 Colonial Investors Service
                                   Center, Inc.                  Clerk, Dir.
                                 The Colonial Group, Inc.        V.P., Gen.
                                                                 Counsel and
                                                                 Clerk
                                 Colonial Advisory Services,
                                   Inc.                          Dir., Clerk
                                 AlphaTrade Inc.                 Dir., Clerk

Lennon, John E.     V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Lenzi, Sharon       V.P.

Lessard, Kristen    V.P.

Loring, William C.  V.P.

MacKinnon,
  Donald S.         Sr.V.P.

Newman, Maureen     V.P.

Ostrander, Laura    V.P.

Peters, Helen F.    Sr.V.P.;     Colonial Advisory Services,     Pres.,
                    IPC Mbr.       Inc.                          CEO


Peterson, Ann T.    V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.

Rao, Gita           V.P.

Reading, John       V.P.;        Colonial Investors Service
                    Asst.          Center, Inc.                  Asst. Clerk
                    Sec.;        The Colonial Group, Inc.        Asst. Clerk
                    Asst         Colonial Advisory Services,
                    Clerk and      Inc.                          Asst. Clerk
                    Counsel      Liberty Financial Investments,
                                   Inc.                          Asst. Clerk
                                 AlphaTrade Inc.                 Asst. Clerk
                                 Colonial Trusts I through VII   Asst. Sec.
                                 Colonial High Income
                                   Municipal Trust               Asst. Sec.
                                 Colonial InterMarket Income
                                   Trust I                       Asst. Sec.
                                 Colonial Intermediate High
                                   Income Fund                   Asst. Sec.
                                 Colonial Investment Grade
                                   Municipal Trust               Asst. Sec.
                                 Colonial Municipal Income
                                   Trust                         Asst. Sec.
                                 LFC Utilities Trust             Asst. Sec.V.P.

Rega, Michael       V.P.         Colonial Advisory Services
                                    Inc.                         Vice President

Rie, Daniel         Sr.V.P.;     Colonial Advisory Services,
                    IPC Mbr.;      Inc.                          Exec. V.P.
                                 AlphaTrade Inc.                 President

Scoon, Davey S.     Dir.;        Colonial Advisory Services,
                    Exe.V.P.;      Inc.                          Dir.
                    IPC Mbr.;    Colonial High Income
                                   Municipal Trust               V.P.
                                 Colonial InterMarket Income
                                   Trust I                       V.P.
                                 Colonial Intermediate High
                                   Income Fund                   V.P.
                                 Colonial Investment Grade
                                   Municipal Trust               V.P.
                                 Colonial Municipal Income
                                   Trust                         V.P.
                                 Colonial Trusts I through VII   V.P.
                                 LFC Utilities Trust             V.P.
                                 Colonial Investors Service      Dir; Pres.
                                   Center, Inc.
                                 The Colonial Group, Inc.        COO; Ex. V.P.
                                 Liberty Financial Investments,
                                   Inc.                          Director
                                 AlphaTrade Inc.                 Director

Seibel, Sandra L.   V.P.

Spanos, Gregory     Sr. V.P.

Stern, Arthur O.    Exe.V.P.;    The Colonial Group, Inc.        Exec. V.P.

Steck, Nicholas     V.P.

Stevens, Richard    V.P.

Stoeckle, Mark      V.P.         Colonial Advisory Services,
                                   Inc.                          V.P.
Swayze, Gary        V.P.

Wallace, John       V.P.


------------------------------------------------
*The Principal address of all of the officers and directors of the investment adviser is One Financial Center, Boston, MA 02111.
Item 29   Principal Underwriter
-------   ---------------------

(a) Liberty Financial Investments, Inc. (LFII), a subsidiary of Colonial Management Associates, Inc., is the Registrant's principal underwriter. LFII acts in such capacity for Colonial Trust I, Colonial Trust II, Colonial Trust III, Colonial Trust IV,
      Colonial Trust V, Colonial Trust VI and Colonial Trust VII. LFII is the sponsor for Colony Growth Plans (public offering of which were discontinued June 14, 1971).

(b) The table below lists each director or officer of the principal underwriter named in the answer to Item 21.

(1)                 (2)                   (3)

                    Position and Offices  Positions and
Name and Principal  with Principal        Offices with
Business Address*   Underwriter           Registrant
------------------  -------------------   --------------

Anderson, Judith       V.P.                  None

Babbitt, Debra         V.P. and              None
                       Comp. Officer

Ballou, Rich           Regional V.P.         None

Balzano, Christine R.  V.P.                  None

Bartlett, John         Managing Director     None

Brown, Beth            V.P.                  None

Burtman, Tracy         V.P.                  None

Campbell, Patrick      V.P.                  None

Carroll, Greg          Regional V.P.         None

Chrzanowski,           Regional V.P.         None
 Daniel

Clapp, Elizabeth A.    Sr. V.P.              None

Crossfield, Andrew     Regional V.P.         None

Daniszewski,           V.P.                  None
 Joseph J.

Davey, Cynthia         Regional Sr. V.P.     None

Desilets, Marian       V.P.                  None

Devaney, James         Regional V.P.         None

DiMaio, Steve          V.P.                  None

Donovan, John          Regional V.P.         None

Downey, Christopher    V.P.                  None

Eckelman, Bryan        Sr. V.P.              None

Emerson, Kim P.        Regional V.P.         None

Erickson, Cynthia G.   Sr. V.P.              None

Evans, C. Frazier      Managing Director     None

Feldman, David         Sr. V.P.              None

Fifield, Robert        Regional V.P.         None

Gerokoulis,            Sr. V.P.              None
 Stephen A.

Gibson, Stephen E.     Director; Chairman    None
                        of the Board

Goldberg, Matthew      Regional V.P.         None

Guenard, Brian         Regional V.P.         None

Harrington, Tom        Sr. Regional V.P.     None

Hodgkins, Joseph       Sr. Regional V.P.     None

Iudice, Jr., Philip    Treasurer and CFO     None

Jones, Cynthia         V.P.                  None

Karagiannis,           Managing Director     None
 Marilyn

Kelley, Terry M.       Regional V.P.         None

Kelson, David W.       Sr. V.P.              None

Koonce, Michael H.     Dir.; Clerk           Secretary


McCombs, Gregory       Regional Sr. V.P.     None

McKenzie, Mary         V.P.                  None

Menchin, Catherine     V.P.                  None

Moberly, Ann R.        Regional Sr. V.P.     None

Morner, Patrick        V.P.                  None

Nerney, Andrew         Regional V.P.         None

Nolin, Kevin           V.P.                  None

O'Shea, Kevin          Managing Director     None

Predmore, Tracy        Regional V.P.         None

Quirk, Frank           V.P.                  None

Reed, Christopher B.   Sr. Regional V.P.     None

Scarlott, Rebecca      V.P.                  None

Schulman, David        Regional V.P.         None

Scoon, Davey           Director              V.P.

Scott, Michael W.      Sr. V.P.              None

Sideropoulos, Lou      V.P.                  None

Smith, Darren         Regional V.P.          None

Spanos, Gregory J.    Sr. V.P.               None

Studer, Eric          Regional V.P.          None

Sutton, R. Andrew     Regional V.P.          None

Tambone, James        CEO                    None

Tasiopoulos, Lou      President              None

VanEtten, Keith H.    Sr. V.P.               None

Villanova, Paul       Regional V.P.          None

Wallace, John         V.P.                   None

Welsh, Stephen        Treasurer              Asst. Treasurer

Wess, Valerie         Regional V.P.          None

Young, Deborah        V.P.                   None

--------------------------
* The address for each individual is One Financial Center, Boston, MA
02111.

Item 30. Location of Accounts and Records

         Person maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder include Registrant's Secretary; Registrant's investment adviser and/or administrator, Colonial Management Associates, Inc.; Registrant's principal underwriter, Liberty Financial Investments, Inc.; Registrant's transfer and dividend disbursing agent, Colonial Investors Service Center, Inc.; and the Registrant's custodians, UMB, n.a. and Boston Safe Deposit and Trust Company. The address for each person except the Registrant's custodians is One Financial Center, Boston, MA 02111. The address for UMB, n.a. is 928 Grand Avenue, Kansas City, MO 64106. The address for Boston Safe Deposit and Trust Company is One Boston Place, Boston, MA 02108. Registrant's custodian is scheduled to change to Chase Manhattan Bank, located at 4 Chase MetroTech Center, Brooklyn, NY 11245, in December, 1997.

Item 31. Management Services

         See Item 5, Part A and Item 16, Part B.

Item 32. Undertakings

         (1) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of the removal of a Trustee or Trustees when requested in writing to do so by the holders of at least 10% of any series' outstanding shares and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications.

         (2) The Registrant undertakes to furnish free of charge to each person to whom a prospectus is delivered, a copy of the applicable series' annual report to shareholders containing the information required by Item 5A of Form N-1A.

         (3)  [Deleted]

                                  ************

                                     NOTICE
                                     ------

   A copy of the Agreement and Declaration of Trust of Colonial Trust VI (the "Trust") is on file with the Secretary of The Commonwealth of Massachusetts and notice is hereby given that the instrument has been executed on behalf of the Trust by an officer of the Trust as an officer and by the Trust's Trustees as trustees and not individually and the obligations of or arising out of the instrument are not binding upon any of the Trustees, officers or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES
                                   ----------


   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Colonial Trust VI, certifies that it meets all the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) and has duly caused this Post-Effective Amendment No. 13 to its Registration Statement under the Securities Act of 1933 and Amendment No. 15 to its Registration Statement under the Investment Company Act of 1940, to be signed in this City of Boston and The Commonwealth of Massachusetts on this 21st day of October, 1997.

                                COLONIAL TRUST VI


                              By: HAROLD W. COGGER
                                  ----------------
                                  Harold W. Cogger
                                  President

   Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment has been signed below by the following persons in their capacities and on the date indicated.




SIGNATURES                  TITLE                             DATE




/s/ HAROLD W. COGGER        President                         October 21, 1997
--------------------
    Harold W. Cogger




/s/ TIMOTHY J. JACOBY       Treasurer and Chief               October 21, 1997
---------------------       Financial Officer
    Timothy J. Jacoby





/s/ PETER L. LYDECKER       Controller and                     October 21, 1997
---------------------       Chief Accounting Officer
    Peter L. Lydecker

/s/ ROBERT J. BIRNBAUM*          Trustee
-------------------------
    Robert J. Birnbaum




/s/ TOM BLEASDALE*               Trustee
--------------------------
    Tom Bleasdale




/s/ LORA S. COLLINS*             Trustee
--------------------------
    Lora S. Collins




/s/ JAMES E. GRINNELL*           Trustee
--------------------------
    James E. Grinnell




/s/ WILLIAM D. IRELAND, JR.*     Trustee
---------------------------
    William D. Ireland, Jr.




/s/ RICHARD W. LOWRY*            Trustee
---------------------------
    Richard W. Lowry




/s/ WILLIAM E. MAYER*            Trustee
---------------------------
    William E. Mayer




/s/ JAMES L MOODY, JR*.          Trustee
---------------------------
    James L. Moody, Jr.
                                                     *MICHAEL H. KOONCE
                                                      -----------------
                                                     Michael H. Koonce
                                                     Attorney-in-fact
                                                     October 21, 1997

/s/ JOHN J. NEUHAUSER*           Trustee
---------------------------
    John J. Neuhauser




/s/ GEORGE L. SHINN*             Trustee
---------------------------
    George L. Shinn




/s/ ROBERT L. SULLIVAN*          Trustee
---------------------------
    Robert L. Sullivan




/s/ SINCLAIR WEEKS, JR.*         Trustee
---------------------------
    Sinclair Weeks, Jr.

                                  EXHIBIT INDEX


EXHIBIT


5.(b)        Form of Management Agreement dated October 1, 1997 (CSCVF)
8.           Global Custody Agreement with Chase Manhattan Bank
9.(a) (ii)   Amendment No. 10 to Schedule A of Amended and
             Restated Shareholders' Servicing and Transfer
             Agent Agreement dated October 1, 1997.
9.(a)(iii)   Amendment No.15 to Appendix I of Amended and
             Restated Shareholders' Servicing and Transfer
             Agent Agreement as amended
11.          Consent of Independent Accountants
17.(a)       Financial Data Schedule (Class A) (CUSSF)
17.(b)       Financial Data Schedule (Class B) (CUSSF)
17.(c)       Financial Data Schedule (Class C) (CUSSF)
17.(d)       Financial Data Schedule (Class A) (CSCVF)
17.(e)       Financial Data Schedule (Class B) (CSCVF)
17.(f)       Financial Data Schedule (Class C) (CSCVF)
17.(g)       Financial Data Schedule (Class Z) (CSCVF)
17.(h)       Financial Data Schedule (Class A) (CAGF)
17.(i)       Financial Data Schedule (Class B) (CAGF)
17.(j)       Financial Data Schedule (Class C) (CAGF)
17.(k)       Financial Data Schedule (Class A) (CEIF)
17.(l)       Financial Data Schedule (Class B) (CEIF)
17.(m)       Financial Data Schedule (Class C) (CEIF)
17.(n)       Financial Data Schedule (Class A) (CIEF)
17.(o)       Financial Data Schedule (Class B) (CIEF)
17.(p)       Financial Data Schedule (Class C) (CIEF)